JANUS ASPEN SERIES

                                   Prospectus

                                  MAY 1, 1998

This prospectus describes four mutual funds each of which has its own investment objectives and policies (the "Portfolios"). Each Portfolio is a series of Janus Aspen Series (the "Trust") and currently offers two classes of shares. The Institutional Shares are sold under the name "Janus Aspen Series." The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Institutional Shares of each Portfolio (collectively, the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Portfolio. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $80 billion in assets.

The Trust sells and redeems its Shares at net asset value without any sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

This Prospectus contains information about the Shares that a prospective purchaser of a variable insurance contract or plan participant should consider before allocating purchase payments or premiums to the Portfolios. It should be read carefully in conjunction with the separate account prospectus of the specific insurance product that accompanies this Prospectus and retained for future reference. Additional information about the Shares is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated May 1, 1998 is incorporated by reference into this Prospectus. Copies of the SAI are available upon request and without charge by writing or calling your insurance company or plan sponsor.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS ASPEN SERIES PROSPECTUS                                        MAY 1, 1998

                                    CONTENTS

PORTFOLIOS AT A GLANCE
Brief description of the Portfolios.........................    2
EXPENSE INFORMATION
Each Portfolio's annual operating expenses..................    3
Financial Highlights - a summary of financial data..........    4
PERFORMANCE TERMS
An explanation of performance terms.........................    6
THE PORTFOLIOS IN DETAIL
Investment Objectives and Policies..........................    7
General Portfolio Policies..................................    9
Additional Risk Factors.....................................   10
MANAGEMENT OF THE PORTFOLIOS
Investment Adviser and Investment Personnel.................   13
Personal Investing..........................................   14
Management Expenses.........................................   14
Portfolio Transactions......................................   14
Other Service Providers.....................................   14
Other Information...........................................   14
DISTRIBUTIONS
Distributions...............................................   16
Taxes.......................................................   16
SHAREHOLDER'S GUIDE
Purchases...................................................   17
Redemptions.................................................   17
Shareholder Communications..................................   17
APPENDIX A
Glossary of Investment Terms................................   18

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    1

                             PORTFOLIOS AT A GLANCE

This section is designed to provide you with a brief overview of the Portfolios and their investment emphasis. A more detailed discussion of the Portfolios' investment objectives and policies begins on page 7.

GROWTH PORTFOLIO
Focus: A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.
Inception: September 1993
Manager: James P. Craig, III
Assistant Managers: David C. Decker
                    Blaine P. Rollins

AGGRESSIVE GROWTH PORTFOLIO
Focus: A nondiversified portfolio that seeks long-term growth of capital by investing primarily in common stocks with an emphasis on securities issued by medium-sized companies.
Inception: September 1993
Manager: James P. Goff

WORLDWIDE GROWTH PORTFOLIO
Focus: A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.
Inception: September 1993
Manager: Helen Young Hayes
Assistant Manager: Laurence J. Chang

BALANCED PORTFOLIO
Focus: A diversified portfolio that seeks long-term growth of capital, balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.
Inception: September 1993
Manager: Blaine P. Rollins

 2   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

                              EXPENSE INFORMATION

The following tables and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF COSTS AND EXPENSES, AS THE TABLES AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

    SHAREHOLDER TRANSACTION EXPENSES (applicable to each Portfolio)

         Maximum sales load imposed on purchases                       None
         Maximum sales load imposed on reinvested dividends            None
         Deferred sales charges on redemptions                         None
         Redemption fee                                                None
         Exchange fee                                                  None

ANNUAL OPERATING EXPENSES (after fee reductions)(1)
(expressed as a percentage of average net assets)

-----------------------------------------------------------------------------------------------------------------
                                                             MANAGEMENT         OTHER         TOTAL OPERATING
                                                                 FEE           EXPENSES          EXPENSES
-----------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                0.65%           0.05%              0.70%
Aggressive Growth Portfolio                                     0.73%           0.03%              0.76%
Worldwide Growth Portfolio                                      0.66%           0.08%              0.74%
Balanced Portfolio                                              0.76%           0.07%              0.83%
-----------------------------------------------------------------------------------------------------------------

(1) Management fees for Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolios reflect a reduced fee schedule effective July 1, 1997. The management fee for each Portfolio reflects the new rate applied to net assets as of December 31, 1997. Other expenses are based on the gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each Portfolio is net of fee reductions from Janus Capital. Fee reductions for Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Without such reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been 0.74%, 0.04% and 0.78% for Growth Portfolio; 0.74%, 0.04%, and 0.78% for Aggressive Growth Portfolio; 0.72%, 0.09%, and 0.81% for Worldwide Growth Portfolio, and 0.77%, 0.06%, and 0.83% for Balanced Portfolio, respectively. Janus Capital may modify or terminate the fee reductions at any time upon at least 90 days' notice to the Trustees.

EXAMPLE

Assume you invest $1,000, the Shares of the Portfolios return 5% annually and each Portfolio's expense ratio remains as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Shares of the Portfolios.

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                                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------------
Growth Portfolio                                              $ 7          $22          $39          $ 87
Aggressive Growth Portfolio                                   $ 8          $24          $42          $ 94
Worldwide Growth Portfolio                                    $ 8          $24          $41          $ 92
Balanced Portfolio                                            $ 8          $26          $46          $103
---------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    3

                              FINANCIAL HIGHLIGHTS

Unless otherwise noted, the information below is for fiscal periods ending on December 31st of each year. The accounting firm of Price Waterhouse LLP has audited the Portfolios' financial statements since their inception. Their report is included in the Portfolios' Annual Report, which is incorporated by reference into the SAI. A DETAILED EXPLANATION OF THE FINANCIAL HIGHLIGHTS CAN BE FOUND ON PAGE 5.

                                                                   GROWTH PORTFOLIO
           INSTITUTIONAL SHARES                1997         1996         1995        1994         1993(1)
---------------------------------------------------------------------------------------------------------
 1.  Net asset value, beginning of period      $15.51       $13.45       $10.57      $10.32       $10.00
---------------------------------------------------------------------------------------------------------
     INCOME FROM INVESTMENT OPERATIONS:
 2.  Net investment income                        .15          .17          .28         .09          .03
 3.  Net gains or (losses) on securities
     (both realized and unrealized)              3.34         2.29         2.90         .20          .32
---------------------------------------------------------------------------------------------------------
 4.  Total from investment operations            3.49         2.46         3.18         .29          .35
---------------------------------------------------------------------------------------------------------
     LESS DISTRIBUTIONS:
 5.  Dividends (from net investment income)     (.15)        (.17)        (.30)       (.04)       (0.03)
 6.  Tax return of capital distributions           --           --           --          --           --
 7.  Distributions (from capital gains)         (.37)        (.23)           --          --           --
---------------------------------------------------------------------------------------------------------
 8.  Total distributions                        (.52)        (.40)        (.30)       (.04)       (0.03)
---------------------------------------------------------------------------------------------------------
 9.  Net asset value, end of period            $18.48       $15.51       $13.45      $10.57       $10.32
---------------------------------------------------------------------------------------------------------
10.  Total return*                             22.75%       18.45%       30.17%       2.76%        3.50%
---------------------------------------------------------------------------------------------------------
11.  Net assets, end of period (in
     thousands)                              $608,281     $325,789     $126,911     $43,549       $7,482
12.  Average net assets for the period (in
     thousands)                              $477,914     $216,125      $77,344     $26,464       $3,191
13.  Ratio of gross expenses to average net
     assets**                                   0.70%(7)     0.69%(6)     0.78%(5)      N/A          N/A
14.  Ratio of net expenses to average net
     assets**                                   0.69%        0.69%        0.76%       0.88%(2)(4)  0.25%(3)
15.  Ratio of net investment income to
     average net assets**                       0.91%        1.39%        1.24%       1.45%        2.54%
16.  Portfolio turnover rate**                   122%          87%         185%        169%         162%
17.  Average commission rate                  $0.0500      $0.0466          N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------

                     AGGRESSIVE GROWTH PORTFOLIO
       1997         1996         1995        1994         1993(1)

 1.    $18.24       $17.08       $13.62      $11.80       $10.00
-------------------------------------------------------------------

 2.        --           --          .24         .11          .01
 3.
         2.31         1.36         3.47        1.82         1.80
-------------------------------------------------------------------
 4.      2.31         1.36         3.71        1.93         1.81
-------------------------------------------------------------------

 5.        --           --        (.25)       (.11)        (.01)
 6.        --        (.01)           --          --           --
 7.        --        (.19)           --          --           --
-------------------------------------------------------------------
 8.        --        (.20)        (.25)       (.11)        (.01)
-------------------------------------------------------------------
 9.    $20.55       $18.24       $17.08      $13.62       $11.80
-------------------------------------------------------------------
10.    12.66%        7.95%       27.48%      16.33%       18.05%
-------------------------------------------------------------------
11.
     $508,198     $383,693     $185,911     $41,289       $1,985
12.
     $418,464     $290,629     $107,582     $14,152       $1,091
13.
        0.76%(7)     0.76%(6)     0.86%(5)      N/A          N/A
14.
        0.76%        0.76%        0.84%       1.05%(2)(4)  0.25%(3)
15.
      (0.10%)      (0.27%)        0.58%       2.18%        0.34%
16.      130%          88%         155%        259%          31%
17.   $0.0367      $0.0347          N/A         N/A          N/A
-------------------------------------------------------------------

                                                              WORLDWIDE GROWTH PORTFOLIO
           INSTITUTIONAL SHARES                1997          1996         1995        1994         1993(1)
----------------------------------------------------------------------------------------------------------
 1.  Net asset value, beginning of period       $19.44       $15.31       $12.07      $11.89       $10.00
----------------------------------------------------------------------------------------------------------
     INCOME FROM INVESTMENT OPERATIONS:
 2.  Net investment income                         .16          .16          .11         .04          .02
 3.  Net gains or (losses) on securities
     (both realized and unrealized)               4.14         4.27         3.19         .14         1.89
----------------------------------------------------------------------------------------------------------
 4.  Total from investment operations             4.30         4.43         3.30         .18         1.91
----------------------------------------------------------------------------------------------------------
     LESS DISTRIBUTIONS:
 5.  Dividends (from net investment
     income)                                     (.17)        (.17)        (.06)          --        (.01)
 6.  Dividends (in excess of net
     investment income)                          (.02)           --           --          --           --
 7.  Tax return of capital distributions            --           --           --          --           --
 8.  Distributions (from capital gains)          (.16)        (.13)           --          --        (.01)
----------------------------------------------------------------------------------------------------------
 9.  Total distributions                         (.35)        (.30)        (.06)          --        (.02)
----------------------------------------------------------------------------------------------------------
10.  Net asset value, end of period             $23.39       $19.44       $15.31      $12.07       $11.89
----------------------------------------------------------------------------------------------------------
11.  Total return*                              22.15%       29.04%       27.37%       1.53%       19.10%
----------------------------------------------------------------------------------------------------------
12.  Net assets, end of period (in
     thousands)                             $1,576,548     $582,603     $108,563     $37,728       $4,856
13.  Average net assets for the period (in
     thousands)                             $1,148,951     $304,111      $59,440     $22,896       $2,200
14.  Ratio of gross expenses to average
     net assets**                                0.74%(7)     0.80%(6)     0.90%(5)      N/A          N/A
15.  Ratio of net expenses to average net
     assets**                                    0.74%        0.80%        0.87%       1.18%(2)(4)  0.25%(3)
16.  Ratio of net investment income to
     average net assets**                        0.67%        0.83%        0.95%       0.50%        0.84%
17.  Portfolio turnover rate**                     80%          62%         113%        217%          57%
18.  Average commission rate                   $0.0337      $0.0345          N/A         N/A          N/A
----------------------------------------------------------------------------------------------------------

                          BALANCED PORTFOLIO
       1997         1996         1995        1994         1993(1)
---------------------------------------------------------------------------------------------------------
 1.    $14.77       $13.03       $10.63      $10.64       $10.00
----------------------------------------------------------------------------------------------------------

 2.       .34          .32          .17         .15          .08
 3.
         2.89         1.81         2.45       (.06)          .64
----------------------------------------------------------------------------------------------------------
 4.      3.23         2.13         2.62         .09          .72
----------------------------------------------------------------------------------------------------------

 5.
        (.35)        (.30)        (.22)       (.10)        (.08)
 6.
           --           --           --          --           --
 7.        --           --           --          --           --
 8.     (.18)        (.09)           --          --           --
----------------------------------------------------------------------------------------------------------
 9.     (.53)        (.39)        (.22)       (.10)        (.08)
----------------------------------------------------------------------------------------------------------
10.    $17.47       $14.77       $13.03      $10.63       $10.64
----------------------------------------------------------------------------------------------------------
11.    22.10%       16.18%       24.79%       0.84%        7.20%
----------------------------------------------------------------------------------------------------------
12.
     $362,409      $85,480      $14,021      $3,153         $537
13.
     $176,432      $43,414       $5,739      $2,336         $521
14.
        0.83%(7)     0.94%(6)     1.37%(5)      N/A          N/A
15.
        0.82%        0.92%        1.30%       1.57%(2)(4)  0.25%(3)
16.
        2.87%        2.92%        2.41%       1.90%        2.69%
17.      139%         103%         149%        158%         126%
18.   $0.0456      $0.0426          N/A         N/A          N/A
----------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) September 13, 1993 (inception) to December 31, 1993.
(2) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(3) The ratio was 2.16%, 5.79%, 2.71% and 7.92%, respectively, for Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolios, before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.
(4) The ratio was 1.23%, 1.14%, 1.49% and 1.74%, respectively, for Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolios, before voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.
(5) The ratio was 0.98%, 0.93%, 1.09% and 1.55%, respectively, for Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolios, before voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.
(6) The ratio was 0.83%, 0.83%, 0.91% and 1.07%, respectively, for Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolios, before voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.
(7) The ratio was 0.78%, 0.78%, 0.81% and 0.83%, respectively, for Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolios, before voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.

 4   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

                               UNDERSTANDING THE
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights tables. The tables contain important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Portfolios' Annual Report contains additional information about each Portfolio's performance, including a comparison to an appropriate securities index. To request a copy of the Annual Report, please call or write your insurance company.

NET ASSET VALUE ("NAV") is the value of a single Share of a Portfolio. It is computed by adding the value of all of a Portfolio's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between NET ASSET VALUE, BEGINNING OF PERIOD, and NET ASSET VALUE, END OF PERIOD in the Financial Highlights tables represents the change in value of a Share of a Portfolio over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by a Portfolio, less Portfolio expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that a Portfolio paid from net investment income.

NET GAINS OR (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities a Portfolio holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that a Portfolio paid from net realized gains.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of a Portfolio's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Portfolios were not required to disclose the ratio of gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in a Portfolio's expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is a Portfolio's net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of a Portfolio's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Portfolio's securities.

AVERAGE COMMISSION RATE is the total of a Portfolio's agency commission paid on equity securities trades divided by the number of shares purchased and sold.

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    5

                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe a Portfolio's performance. You may see references to these terms in our newsletters or advertisements (or those published by participating insurance companies) and in media articles. Newsletters and advertisements may include comparisons of a Portfolio's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. Growth Portfolio, Aggressive Growth Portfolio, Worldwide Growth Portfolio and Balanced Portfolio generally measure performance in terms of total return.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights tables show total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of a Portfolio). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Portfolio's return and are not the same as actual annual results.

THE PORTFOLIOS IMPOSE NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. TOTAL RETURN FIGURES INCLUDE THE EFFECT OF DEDUCTING EACH PORTFOLIO'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. PORTFOLIO PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 6   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

                            THE PORTFOLIOS IN DETAIL

This section takes a closer look at the Portfolios' investment objectives, policies and the securities in which they invest. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your investment goals, time horizon and risk tolerance before choosing a Portfolio.

Each Portfolio has an investment objective and policies that are similar to those of a Janus retail fund, as illustrated in the chart below. Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size and cash flow needs as well as the relative weightings of securities selections may result in differences in investment performance. Expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance-related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of contract fees and expenses.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Portfolio's investment objective, are not fundamental and may be changed by the Portfolios' Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for your variable insurance contract or qualified retirement plan.

EACH OF THE PORTFOLIOS HAS A SIMILAR INVESTMENT
OBJECTIVE AND SIMILAR INVESTMENT POLICIES TO AN
EXISTING JANUS RETAIL FUND.

Growth Portfolio....................................................Janus Fund
Aggressive Growth Portfolio..............................Janus Enterprise Fund
Worldwide Growth Portfolio................................Janus Worldwide Fund
Balanced Portfolio.........................................Janus Balanced Fund

GROWTH PORTFOLIO, AGGRESSIVE GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO ARE DESIGNED FOR LONG-TERM INVESTORS WHO SEEK GROWTH OF CAPITAL ONLY AND WHO CAN TOLERATE THE GREATER RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS.

GROWTH PORTFOLIOS
Investment Objective:..........................................Growth of Capital
Primary Holdings:..................................................Common Stocks
Shareholder's Investment Horizon:......................................Long-Term

GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

AGGRESSIVE GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital. It is a nondiversified portfolio that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Portfolio's initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 31, 1997, the MidCap Index included companies with capitalizations between approximately $213 million to $13.7 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Portfolio may also invest in smaller or larger issuers.

WORLDWIDE GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. Worldwide Growth Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

TYPES OF INVESTMENTS
Each of these Portfolios invests primarily in common stocks of foreign and domestic companies. However, the percentage of each Portfolio's assets invested in common stocks will vary and each Portfolio may at times hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 9. Each Portfolio may invest to a lesser degree in other types of securities including preferred stocks, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. Some securities that the Portfolios purchase may be on a when-issued, delayed delivery or forward commitment basis. The Portfolios may invest up to 25% of their assets in mortgage- and asset-backed securities, up to 10% of their assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. No Growth Portfolio will invest 35% or more of its assets in high-yield/high-risk securities.

Although Worldwide Growth Portfolio is committed to foreign investing, Growth Portfolio and Aggressive Growth Portfolio may also invest without limit in foreign equity and debt

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    7
securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies ("PFICs"). These Portfolios may use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 10 for a discussion of the risks associated with foreign investing and derivatives.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE GROWTH PORTFOLIOS.

Q:    HOW ARE COMMON STOCKS SELECTED?

A: Each of these Portfolios invests substantially all of its assets in common stocks to the extent its portfolio manager believes that the relevant market environment favors profitable investing in those securities. Portfolio managers generally take a "bottom up" approach to building their portfolios. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in any Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on these Portfolios' investments will be incidental to their objectives.

Q:    ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

A: Generally, yes. Portfolio managers seek companies that meet their selection criteria, regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 10.

Q:    WHAT IS THE MAIN RISK OF INVESTING IN A GROWTH PORTFOLIO?

A: Since the Growth Portfolios usually invest heavily in common stocks, the fundamental risk is that the value of the stocks a Portfolio holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on page 10.

Q:    WHAT IS MEANT BY "MARKET CAPITALIZATION"?

A: Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio which may invest in small to medium sized companies to a greater degree. Although Growth Portfolio and Worldwide Growth Portfolio do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more-established issuers.

Q:    HOW DOES A DIVERSIFIED PORTFOLIO DIFFER FROM A NONDIVERSIFIED PORTFOLIO?

A: Diversification is a means of reducing risk by investing a Portfolio's assets in a broad range of stocks or other securities. A "nondiversified"
portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the share price of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. Aggressive Growth Portfolio is a nondiversified portfolio.

Q:    HOW DO THESE PORTFOLIOS TRY TO REDUCE RISK?

A: Diversification of a Portfolio's assets reduces the effect of any single holding on its overall portfolio value. A Portfolio may also use futures, options and other derivative instruments to protect its portfolio from movements in securities prices and interest rates. The Portfolios may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing directly in foreign markets. See "Additional Risk Factors" on page 10. In addition, to the extent that a Portfolio holds a larger cash position, it may not participate in market declines to the same extent as if the Portfolio remained more fully invested in common stocks.

BALANCED PORTFOLIO IS DESIGNED FOR INVESTORS WHO PRIMARILY SEEK GROWTH OF CAPITAL WITH A DEGREE OF EMPHASIS ON INCOME. IT IS NOT DESIGNED FOR INVESTORS WHO DESIRE A CONSISTENT LEVEL OF INCOME.

Investment Objective:..........................................Growth of Capital
                                                 Including an Emphasis on Income
Primary Holdings:..............................................Common Stocks and
                                                     Income-Producing Securities
Shareholder's Investment Horizon:......................................Long-Term

BALANCED PORTFOLIO
The investment objective of this Portfolio is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified Portfolio that, under normal

 8   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998
circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

TYPES OF INVESTMENTS
Balanced Portfolio may invest in a combination of common stocks, preferred stocks, convertible securities, debt securities and other fixed-income securities. Balanced Portfolio may invest in the types of investments previously described under "Growth Portfolios" on page 7. Although the Portfolio places some emphasis on the income objective, investors should keep in mind that Balanced Portfolio is not designed to produce a consistent level of income.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN BALANCED PORTFOLIO.

Q: HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO?

A: Balanced Portfolio may shift assets between the growth and income components of its portfolio based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

Q:    WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED
      PORTFOLIO?

A: The growth component of Balanced Portfolio is expected to consist primarily of common stocks. The selection criteria for common stocks are described on page 8. Because income is a part of the investment objective of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting equity securities. Balanced Portfolio may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

Q:    WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED
      PORTFOLIO?

A: The income component of Balanced Portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of Balanced Portfolio if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

GENERAL PORTFOLIO POLICIES
Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION
When a Portfolio's manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, a Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Portfolios may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolios may also invest in money market funds (including funds managed by Janus Capital). When a Portfolio is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Portfolio was not hedged or remained more fully invested in stocks or bonds.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. All of the Portfolios (except Aggressive Growth Portfolio) qualify as diversified funds under the 1940 Act, and are subject to the following diversification requirements:

- As a fundamental policy, no Portfolio may own more than 10% of the outstanding voting shares of any issuer.

- As a fundamental policy, with respect to 50% of the total assets of Aggressive Growth Portfolio and 75% of the total assets of the other Portfolios, no Portfolio will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause a Portfolio's holdings of that issuer to amount to more than 5% of that Portfolio's total assets.

- No Portfolio will invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

- Aggressive Growth Portfolio reserves the right to become a diversified portfolio by limiting the investments in which more than 5% of its total net assets are invested.

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    9

INTERNAL REVENUE SERVICE (IRS) LIMITATIONS
In addition to the diversification requirements stated above, each Portfolio intends to comply with the diversification requirements currently imposed by the IRS on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. More specific information may be contained in the participating insurance company's separate account prospectus.

INDUSTRY CONCENTRATION
As a fundamental policy, no Portfolio will invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

PORTFOLIO TURNOVER
Each Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. A Portfolio may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark- ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
Each Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital if illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper and municipal lease obligations.

BORROWING AND LENDING
Each Portfolio may borrow money and lend securities or other assets, as follows:

- Each Portfolio may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- Each Portfolio may mortgage or pledge securities as collateral for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, each Portfolio may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order received from the SEC each Portfolio may borrow money from or lend money to each other and other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

ADDITIONAL RISK FACTORS

FOREIGN SECURITIES
INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, MAY INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. A Portfolio may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country. The Portfolios may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure

 10   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998
  by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

INVESTMENTS IN SMALLER COMPANIES
SMALLER OR NEWER COMPANIES MAY SUFFER MORE SIGNIFICANT LOSSES AS WELL AS REALIZE MORE SUBSTANTIAL GROWTH THAN LARGER OR MORE ESTABLISHED ISSUERS.

Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may be subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
Each Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolios intend to use most derivative instruments primarily to hedge against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolios may also use derivative instruments for non-hedging purposes such as seeking to increase a Portfolio's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Portfolios to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Portfolio worse off than if it had not entered into the position.

Although the Portfolios' managers believe the use of derivative instruments will benefit the Portfolios, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgment proves incorrect.

When a Portfolio invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Portfolio's position. Assets segregated or set aside generally may not be disposed of so long as the Portfolio maintains the positions requiring segregation or cover. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES
HIGH-YIELD/HIGH-RISK SECURITIES (OR "JUNK" BONDS) ARE DEBT SECURITIES RATED BELOW INVESTMENT GRADE BY THE PRIMARY RATING AGENCIES (E.G., STANDARD & POOR'S AND MOODY'S).

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield/high-risk securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield/high-risk securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a Portfolio would experience a reduction of its income

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    11
and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt.

The market prices of high-yield/high-risk securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, a Portfolio must recognize imputed interest income and pay dividends to shareholders even though it has received no cash. In some instances, the Portfolios may have to sell securities to have sufficient cash to pay the dividends.

SHORT SALES
Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount that a Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

SPECIAL SITUATIONS
Each Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.

 12   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

                                 MANAGEMENT OF
                                 THE PORTFOLIOS

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Portfolio's investment objective and policies. The Trustees delegate the day-to-day management of the Portfolios to the officers of the Trust and meet at least quarterly to review the Portfolios' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4923, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

Janus Capital has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

INVESTMENT PERSONNEL
PORTFOLIO MANAGERS
JAMES P. CRAIG III is Chief Investment Officer of Janus Capital. He is Executive Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. Mr. Craig previously managed Balanced Portfolio from September 1993 through April 1996 and has co-managed Janus Venture Fund since February 1, 1997. Mr. Craig previously managed Janus Venture Fund from its inception December 1993 and Janus Balanced Fund from December 1993 to December 1995. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

JAMES P. GOFF is Executive Vice President and portfolio manager of Aggressive Growth Portfolio which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

HELEN YOUNG HAYES is Executive Vice President and portfolio manager of Worldwide Growth Portfolio, which she has managed since inception. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund, Janus Overseas Fund and International Growth Portfolio since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

BLAINE P. ROLLINS is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996. He is an assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996, Janus Equity Income Fund since June 1996 and Equity Income Portfolio since its inception. He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to assuming management responsibility for the Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

ASSISTANT PORTFOLIO MANAGERS
LAURENCE J. CHANG is assistant portfolio manager of Worldwide Growth Portfolio, and co-manager of International Growth Portfolio. Mr. Chang also co-manages Janus Overseas Fund and is assistant portfolio manager of Janus Worldwide Fund. He received an undergraduate degree with honors in religion and philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. He is a Chartered Financial Analyst.

DAVID C. DECKER is an assistant portfolio manager of the Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    13
in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios or Janus Capital's other advisory clients. See the SAI for more detailed information.

MANAGEMENT EXPENSES
Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate):

                                  AVERAGE DAILY
                                    NET ASSETS        ANNUAL RATE
         FEE SCHEDULE              OF PORTFOLIO      PERCENTAGE(%)
-------------------------------------------------------------------
Growth,                         First $300 Million       0.75
Aggressive Growth,              Next $200 Million        0.70
Worldwide Growth and            Over $500 Million        0.65
Balanced Portfolios
-------------------------------------------------------------------

 Janus Capital has agreed to reduce each Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital may terminate this fee reduction at any time upon at least 90 days' notice to the Trustees. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rate of Janus Fund, Janus Enterprise Fund, Janus Worldwide Fund and Janus Balanced Fund were .65%, .72%, .65% and .73%, respectively, for the quarter ended March 31, 1998.

Differences in the actual management fees incurred by the Portfolios are due primarily to variances in the asset sizes of the corresponding retail funds. As asset size increases, the annual rate of the management fee rate declines in accordance with the above schedule. In addition, each Portfolio incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The fee schedule for the Portfolios was effective July 1, 1997.

During the most recent fiscal year the Portfolios paid the following management fees expressed as a percentage of average net assets: Growth Portfolio .65%; Aggressive Growth Portfolio .73%; Worldwide Growth Portfolio .66%; and Balanced Portfolio .76%.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of each Portfolio are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Portfolio's transactions and recognizing brokerage, research and other services provided to the Portfolio and to Janus Capital. Janus Capital may consider sales of shares of the Portfolios or other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase a Portfolio's shares as a factor in the selection of broker-dealers to execute portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. The Portfolios' Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Portfolio are effected with that broker-dealer, the commissions payable by the Portfolio are credited against certain Portfolio operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Portfolios with administrative and other services.

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

Janus Service Corporation is a wholly-owned subsidiary of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Delaware business trust on May 20, 1993. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. The Trust consists of twelve separate series, four of which are offered by this Prospectus.

Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to participant directed qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

 14   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

SHAREHOLDER MEETINGS AND VOTING RIGHTS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific class or Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each class or Portfolio only if a matter affects or requires the vote of only that class or Portfolio or the interest of a class or Portfolio in the matter differs from the interest of the other class or Portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

An insurance company issuing a variable contract invested in Shares of a Portfolio will request voting instructions from variable contract holders. Under current law, the insurance company must vote all Shares held by the separate account in proportion to the voting instructions received.

CONFLICTS OF INTEREST
Each Portfolio's Shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain participant directed qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners arising out of the fact that each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any anticipated disadvantages or material irreconcilable conflicts to determine what action, if any, should be taken in response to such conflicts. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investments in one or more Portfolios or substitute shares of another Portfolio. If this occurs, a Portfolio may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Portfolio to any separate account or may suspend or terminate the offering of a Portfolio's shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve any Portfolio's investment objective by investing all of that Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Portfolio. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

YEAR 2000
Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Portfolios with service at current levels.

THE VALUATION OF SHARES
The NAV of the Shares of a Portfolio is determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., New York time) each day that the NYSE is open. NAV per Share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding.

Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    15

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
TO AVOID TAXATION OF THE PORTFOLIOS, THE INTERNAL REVENUE CODE REQUIRES EACH PORTFOLIO TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. ORDINARY INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS, IF ANY, ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS. EACH CLASS OF EACH PORTFOLIO MAKES SEMIANNUAL DISTRIBUTIONS IN JUNE AND DECEMBER OF SUBSTANTIALLY ALL OF ITS INVESTMENT INCOME AND AN ANNUAL DISTRIBUTION IN JUNE OF ITS NET REALIZED GAINS, IF ANY. ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS FROM SHARES OF A PORTFOLIO WILL BE AUTOMATICALLY REINVESTED INTO ADDITIONAL SHARES OF THAT PORTFOLIO.

HOW DISTRIBUTIONS AFFECT NAV
Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The share price of a Portfolio drops by the amount of the distribution, net any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the Share price on December 31 would be $9.75, barring market fluctuations.

TAXES
TAXES ON DISTRIBUTIONS
Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment in the Shares depends on the features of the variable insurance contracts purchased from a participating insurance company. Further information may be found in the prospectus of the separate account offering such contract.

TAXATION OF THE PORTFOLIOS
Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 16   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

                              SHAREHOLDER'S GUIDE

INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PURCHASES
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio.

All investments in the Portfolios are credited to a participating insurance company's separate account or a qualified plan immediately upon acceptance of the investment by a Portfolio. Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio.

Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Any Portfolio may discontinue sales of its shares if management believes that a substantial further increase may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.

REDEMPTIONS
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS
Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    17

                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
THIS GLOSSARY PROVIDES A MORE DETAILED DESCRIPTION OF SOME OF THE TYPES OF SECURITIES AND OTHER INSTRUMENTS IN WHICH THE PORTFOLIOS MAY INVEST. THE PORTFOLIOS MAY INVEST IN THESE INSTRUMENTS TO THE EXTENT PERMITTED BY THEIR INVESTMENT OBJECTIVE AND POLICIES. THE PORTFOLIOS ARE NOT LIMITED BY THIS DISCUSSION AND MAY INVEST IN ANY OTHER TYPES OF INSTRUMENTS NOT PRECLUDED BY THE POLICIES DISCUSSED ELSEWHERE IN THIS PROSPECTUS. PLEASE REFER TO THE SAI FOR A MORE DETAILED DISCUSSION OF CERTAIN INSTRUMENTS.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of a bond) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

 18   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable securities.

II. FUTURES, OPTIONS
AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    19
instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

 20   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

                               JANUS ASPEN SERIES
                                   PROSPECTUS
                               Growth Portfolio
                          Aggressive Growth Portfolio
                           Worldwide Growth Portfolio
                               Balanced Portfolio



                                 [JANUS LOGO]



            P.O. Box 173375 o Denver, CO 80217-3375 o 1-800-525-1068
                                     (5/98)

                               JANUS ASPEN SERIES
                                GROWTH PORTFOLIO

                                   Prospectus

                                  MAY 1, 1998

Growth Portfolio (the "Portfolio") is a diversified mutual fund that seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its objective by investing primarily in common stocks with an emphasis on companies with larger market capitalizations.

The Portfolio is a series of Janus Aspen Series (the "Trust") and currently offers two classes of shares. The Institutional Shares are sold under the name "Janus Aspen Series." The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Institutional Shares of the Portfolio (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Janus Capital Corporation ("Janus Capital") serves as investment advisor to the Portfolio. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $80 billion in assets. The Trust sells and redeems its Shares at net asset value without any sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

This Prospectus contains information about the Shares that a prospective purchaser of a variable insurance contract or plan participant should consider before allocating purchase payments or premiums to the Portfolio. It should be read carefully in conjunction with the separate account prospectus of the specific insurance product that accompanies this Prospectus and retained for future reference. Additional information about the Shares is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated May 1, 1998 is incorporated by reference into this Prospectus. Copies of the SAI are available upon request and without charge by writing or calling your insurance company or plan sponsor.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                       MAY 1, 1998

                                    CONTENTS

THE PORTFOLIO AT A GLANCE
Brief description of the Portfolio...........    2
EXPENSE INFORMATION
The Portfolio's annual operating expenses....    3
Financial Highlights - a summary of financial
  data.......................................    4
PERFORMANCE TERMS
An explanation of performance terms..........    6
THE PORTFOLIO IN DETAIL
Investment Objective and Policies............    7
General Portfolio Policies...................    9
Additional Risk Factors......................   11
MANAGEMENT OF THE PORTFOLIO
Investment Adviser and Investment
   Personnel.................................   15
Personal Investing...........................   16
Management Expenses..........................   16
Portfolio Transactions.......................   17
Other Service Providers......................   17
Other Information............................   17
DISTRIBUTIONS AND TAXES
Distributions................................   20
Taxes........................................   20
SHAREHOLDER'S GUIDE
Purchases....................................   22
Redemptions..................................   22
Shareholder Communications...................   22
APPENDIX A
Glossary of Investment Terms.................   23

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                  MAY 1, 1998    1

                             PORTFOLIO AT A GLANCE

This section is designed to provide you with a brief overview of the Portfolio and its investment emphasis. A more detailed discussion of the Portfolio's investment objective and policies begins on page 7.

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital in a manner consistent with the preservation of capital.

PRIMARY HOLDINGS
A diversified portfolio that pursues its investment objective by investing primarily in common stocks. The Portfolio will normally emphasize common stocks of companies with larger market capitalizations.

SHAREHOLDER'S INVESTMENT HORIZON
The Portfolio is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with investments in common stocks. The Portfolio is not designed as a short-term trading vehicle and should not be relied upon for short-term financial needs.

FUND ADVISER
Janus Capital Corporation ("Janus Capital") serves as the Portfolio's investment adviser. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $80 billion in assets.

PORTFOLIO MANAGER
James P. Craig, III

ASSISTANT PORTFOLIO MANAGERS
David C. Decker
Blaine P. Rollins

PORTFOLIO INCEPTION
September 1993

 2   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                  MAY 1, 1998

                              EXPENSE INFORMATION

The following tables and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF COSTS AND EXPENSES, AS THE TABLES AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

    SHAREHOLDER TRANSACTION EXPENSES

         Maximum sales load imposed on purchases              None
         Maximum sales load imposed on reinvested dividends   None
         Deferred sales charges on redemptions                None
         Redemption fee                                       None
         Exchange fee                                         None

ANNUAL OPERATING EXPENSES (after fee reductions)(1)
(expressed as a percentage of average net assets)

-------------------------------------------------------------------------------
MANAGEMENT FEE                                           0.65%
OTHER EXPENSES                                           0.05%
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                 0.70%
-------------------------------------------------------------------------------

(1) Management fee for Growth Portfolio reflects a reduced fee schedule effective July 1, 1997. The management fee for the Portfolio reflects the new rate applied to net assets as of December 31, 1997. Other fees and expenses are based on the gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for the Portfolio is net of fee reductions from Janus Capital. Fee reductions for Growth Portfolio reduce the management fee to the level of the corresponding Janus retail fund. Without such reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been: 0.74%, 0.04% and 0.78% respectively. Janus Capital may modify or terminate the reductions at any time upon at least 90 days' notice to the Trustees.

EXAMPLE

------------------------------------------------------------------------------------
                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------
Assume you invest $1,000, the Shares of
the Portfolio return 5% annually and
the Portfolio's expense ratio remains
as listed above. The example shows the
operating expenses that you would
indirectly bear as an investor in the
Shares of Growth Portfolio.                  $7       $22       $39       $87
 -----------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                  MAY 1, 1998    3

                              FINANCIAL HIGHLIGHTS

Unless otherwise noted, the information below is for fiscal periods ending on December 31st of each year. The accounting firm of Price Waterhouse LLP has audited the Portfolio's financial statements since its inception. Their report is included in the Portfolio's Annual Report, which is incorporated by reference into the SAI. A DETAILED EXPLANATION OF THE FINANCIAL HIGHLIGHTS CAN BE FOUND ON PAGE 5.

      INSTITUTIONAL SHARES           1997       1996       1995      1994      1993(1)
------------------------------------------------------------------------------------------
 1.  Net asset value, beginning
     of period                       $15.51     $13.45     $10.57    $10.32      $10.00
------------------------------------------------------------------------------------------
     INCOME FROM INVESTMENT
     OPERATIONS:
 2.  Net investment income              .15        .17        .28       .09         .03
 3.  Net gains or (losses) on
     securities (both realized
     and unrealized)                   3.34       2.29       2.90       .20         .32
------------------------------------------------------------------------------------------
 4.  Total from investment
     operations                        3.49       2.46       3.18       .29         .35
------------------------------------------------------------------------------------------
     LESS DISTRIBUTIONS:
 5.  Dividends (from net
     investment income)               (.15)      (.17)      (.30)     (.04)       (.03)
 6.  Tax return of capital
     distributions                       --         --         --        --          --
 7.  Distributions (from capital
     gains)                           (.37)      (.23)         --        --          --
------------------------------------------------------------------------------------------
 8.  Total distributions              (.52)      (.40)      (.30)     (.04)       (.03)
------------------------------------------------------------------------------------------
 9.  Net asset value, end of
     period                          $18.48     $15.51     $13.45    $10.57      $10.32
------------------------------------------------------------------------------------------
10.  Total return*                   22.75%     18.45%     30.17%     2.76%       3.50%
------------------------------------------------------------------------------------------
11.  Net assets, end of period
     (in thousands)                $608,281   $325,789   $126,911   $43,549      $7,482
12.  Average net assets for the
     period (in thousands)         $477,914   $216,125    $77,344   $26,464      $3,191
13.  Ratio of gross expenses to
     average net assets**             0.70%(7)   0.69%(6)   0.78%(5)    N/A         N/A
14.  Ratio of net expenses to
     average net assets**             0.69%      0.69%      0.76%     0.88%(2)(4) 0.25%(3)
15.  Ratio of net investment
     income to average net
     assets**                         0.91%      1.39%      1.24%     1.45%       2.54%
16.  Portfolio turnover rate**         122%        87%       185%      169%        162%
17.  Average commission rate        $0.0500    $0.0466        N/A       N/A         N/A
------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) September 13, 1993 (inception) to December 31, 1993.
(2) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(3) The ratio was 2.16% before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of Janus Fund.
(4) The ratio was 1.23% before voluntary reduction of adviser's fees to the effective rate of Janus Fund.
(5) The ratio was 0.98% before voluntary reduction of adviser's fees to the effective rate of Janus Fund.
(6) The ratio was 0.83% before voluntary reduction of adviser's fees to the effective rate of Janus Fund.
(7) The ratio was 0.78% before voluntary reduction of adviser's fees to the effective rate of Janus Fund.

 4   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                  MAY 1, 1998

                               UNDERSTANDING THE
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights table. The table contains important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Portfolio's Annual Report contains additional information about the Portfolio's performance, including a comparison to an appropriate securities index. To request a copy of the Annual Report, please call or write your insurance company.

NET ASSET VALUE ("NAV") is the value of a single Share of the Portfolio. It is computed by adding the value of all of the Portfolio's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 9 in the Financial Highlights table represents the change in value of a Share of the Portfolio over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by the Portfolio, less Portfolio expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that the Portfolio paid from net investment income.

NET GAINS OR (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities the Portfolio holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that the Portfolio paid from net realized gains.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of the Portfolio's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Portfolio was not required to disclose the gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in the Portfolio's expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is the Portfolio's net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of the Portfolio's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of the Portfolio's securities.

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                  MAY 1, 1998    5

AVERAGE COMMISSION RATE is the total of the Portfolio's agency commission paid on equity securities trades divided by the number of shares purchased and sold.

                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe the Portfolio's performance. You may see references to these terms in our newsletters or advertisements (or those published by participating insurance companies) and in media articles. Newsletters and advertisements may include comparisons of the Portfolio's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Portfolio generally measures performance in terms of total return.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights table shows total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Portfolio). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Portfolio's return and are not the same as actual annual results.

THE PORTFOLIO IMPOSES NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. THE PORTFOLIO'S TOTAL RETURN FIGURES INCLUDE THE EFFECT OF DEDUCTING THE PORTFOLIO'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. PORTFOLIO PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

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                            THE PORTFOLIO IN DETAIL

This section takes a closer look at the Portfolio's investment objective, policies and the securities in which it invests. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your investment goals, time horizon and risk tolerance before investing in the Portfolio.

The Portfolio's investment objective and policies are similar to those of Janus Fund, a retail fund managed by Janus Capital. Although it is anticipated that the Portfolio and Janus Fund will hold similar securities, differences in asset size and cash flow needs as well as the relative weightings of securities selections may result in differences in investment performance. Expenses of the Portfolio and Janus Fund are expected to differ. The variable contract owner will also bear various insurance-related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of contract fees and expenses.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including the Portfolio's investment objective, are not fundamental and may be changed by the Portfolio's Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for your variable insurance contract or qualified retirement plan.

THE PORTFOLIO IS DESIGNED FOR LONG-TERM INVESTORS WHO SEEK GROWTH OF CAPITAL ONLY AND WHO CAN TOLERATE THE GREATER RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS.

GROWTH PORTFOLIO
Investment Objective:..........................................Growth of Capital
Primary Holdings:..................................................Common Stocks
Shareholder's Investment Horizon:......................................Long-Term

INVESTMENT OBJECTIVE
The investment objective of Growth Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its investment objective by investing primarily in common stocks of issuers of any size. The Portfolio generally invests in larger, more established issuers.

TYPES OF INVESTMENTS
The Portfolio invests primarily in common stocks of foreign and domestic companies selected for their growth potential. The Portfolio may at times hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 9. The Portfolio may invest to a lesser degree in other types of securities including preferred stocks, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. Some securities that the Portfolio purchases may be on a when-issued, delayed delivery or forward commitment basis. The Portfolio may invest up to

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                  MAY 1, 1998    7

25% of its assets in mortgage- and asset-backed securities, up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/ structured securities. The Portfolio will not invest 35% or more of its assets in high-yield/high-risk securities.

Growth Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies ("PFICs"). The Portfolio may use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 11 for a discussion of the risks associated with foreign investing and derivatives.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE PORTFOLIO.

Q:   HOW ARE COMMON STOCKS SELECTED?

A: Growth Portfolio invests substantially all of its assets in common stocks to the extent the portfolio manager believes that the relevant market environment favors profitable investing in those securities. The portfolio manager generally takes a "bottom up" approach to building the Portfolio. In other words, he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on the Portfolio's investments will be incidental to its objective.

Q:   ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

A: Generally, yes. The portfolio manager seeks companies that meet his selection criteria, regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 11.

Q:   WHAT IS THE MAIN RISK OF INVESTING IN GROWTH PORTFOLIO?

A: Since the Portfolio invests in common stocks, the fundamental risk is that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer

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more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on page 11.

Q:   WHAT IS MEANT BY "MARKET CAPITALIZATION"?

A: Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, the Portfolio emphasizes common stocks of companies with larger market capitalizations.

Q:   HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

A: Diversification of the Portfolio's assets reduces the effect of any single holding on its overall portfolio value. The Portfolio may use futures, options and other derivative instruments to protect its portfolio from movements in securities' prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing directly in foreign markets. See "Additional Risk Factors" on page 11. In addition, to the extent that the Portfolio holds a larger cash position, it may not participate in market declines to the same extent as if it remained more fully invested in common stocks.

GENERAL PORTFOLIO POLICIES
In investing its assets, the Portfolio will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION
When the Portfolio's manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. A larger hedged position and/or larger cash position may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Portfolio may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolio may also invest in money market funds (including funds managed by Janus Capital). When the Portfolio is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Portfolio was not hedged or remained more fully invested in stocks or bonds.

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DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. The Portfolio qualifies as a diversified fund under the 1940 Act and is subject to the following diversification requirements:

- As a fundamental policy, the Portfolio may not own more than 10% of the outstanding voting shares of any issuer.

- As a fundamental policy, with respect to 75% of its total assets, the Portfolio will not purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause the Portfolio's holdings of that issuer to amount to more than 5% of the Portfolio's total assets.

- The Portfolio will not invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

INTERNAL REVENUE SERVICE (IRS) LIMITATIONS

In addition to the diversification requirements stated above, the Portfolio intends to comply with the diversification requirements currently imposed by the IRS on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. More specific information may be contained in the participating insurance company's separate account prospectus.

INDUSTRY CONCENTRATION
As a fundamental policy, the Portfolio will not invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

PORTFOLIO TURNOVER
The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Portfolio whenever its portfolio manager believes such changes are desirable. The portfolio turnover rate is generally not a factor in making buy and sell decisions.

To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
The Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of the Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to

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the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper and municipal lease obligations.

BORROWING AND LENDING
The Portfolio may borrow money and lend securities or other assets, as follows:

- The Portfolio may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- The Portfolio may mortgage or pledge securities as collateral for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, the Portfolio may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order received from the SEC the Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

ADDITIONAL RISK FACTORS

FOREIGN SECURITIES
INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, MAY INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. The Portfolio may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country. The Portfolio may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial

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  reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

INVESTMENTS IN SMALLER COMPANIES
SMALLER OR NEWER COMPANIES MAY SUFFER MORE SIGNIFICANT LOSSES AS WELL AS REALIZE MORE SUBSTANTIAL GROWTH THAN LARGER OR MORE ESTABLISHED ISSUERS.

Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may be subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio intends to use most derivative instruments primarily to hedge against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase its income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Portfolio to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the direction that the portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

 12   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Portfolio worse off than if it had not entered into the position.

Although the Portfolio's manager believes the use of derivative instruments will benefit the Portfolio, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgment proves incorrect.

When the Portfolio invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Portfolio's position. Assets segregated or set aside generally may not be disposed of so long as the Portfolio maintains the positions requiring segregation or cover. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES
HIGH-YIELD/HIGH-RISK SECURITIES (OR "JUNK" BONDS) ARE DEBT SECURITIES RATED BELOW INVESTMENT GRADE BY THE PRIMARY RATING AGENCIES (SUCH AS STANDARD & POOR'S AND MOODY'S).

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield/ high-risk securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield/high-risk securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities.

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Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt.

The market prices of high-yield/high-risk securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, the Portfolio must recognize imputed interest income and pay dividends to shareholders even though it has received no cash. In some instances, the Portfolio may have to sell securities to have sufficient cash to pay the dividends.

SHORT SALES
The Portfolio may engage in "short sales against the box." This technique involves selling either a security that the Portfolio owns, or a security equivalent in kind and amount that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

SPECIAL SITUATIONS
The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.

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                          MANAGEMENT OF THE PORTFOLIO

TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to the Portfolio's investment objective and policies. The Trustees delegate the day-to-day management of the Portfolio to the officers of the Trust and meet at least quarterly to review the Portfolio's investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Portfolio and is responsible for the day-to-day management of the investment portfolio and other business affairs of the Portfolio.

Janus Capital has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

INVESTMENT PERSONNEL
PORTFOLIO MANAGER
JAMES P. CRAIG, III is Chief Investment Officer of Janus Capital. He is Executive Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. Mr. Craig previously managed Balanced Portfolio from September 1993 through April 1996. He has managed Janus Fund since 1986 and has co-managed Janus Venture Fund since February 1, 1997. Mr. Craig previously managed Janus Venture Fund from its inception to December 1993 and Janus Balanced Fund from December 1993 to December 1995. He holds a Bachelor of Arts in Business from the

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University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

ASSISTANT PORTFOLIO MANAGERS
DAVID C. DECKER is an assistant portfolio manager of the Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

BLAINE P. ROLLINS is an assistant portfolio manager of the Portfolio. He is also Executive Vice President and Portfolio Manager of Balanced Portfolio, which he has managed since 1996 and Equity Income Portfolio, which he has managed since inception. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since June 1996. He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolio or Janus Capital's other advisory clients. See the SAI for more detailed information.

MANAGEMENT EXPENSES
The Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with the Portfolio spells out the management fee and other expenses that the Portfolio must pay. The Portfolio is subject to the following management fee schedule (expressed as an annual rate):

                                                  AVERAGE DAILY
                                                    NET ASSETS         ANNUAL RATE
                  FEE SCHEDULE                     OF PORTFOLIO       PERCENTAGE(%)
-----------------------------------------------------------------------------------
                                                  First $300
Growth Portfolio                                  Million                 0.75
                                                  Next $200
                                                  Million                 0.70
                                                  Over $500
                                                  Million                 0.65
-----------------------------------------------------------------------------------

Janus Capital has agreed to reduce the Portfolio's advisory fee to the extent that such fee exceeds the effective rate of Janus Fund. Janus Capital may terminate this fee reduction at any time upon at least 90 days' notice to the Trustees. The effective rate is the advisory fee calculated by Janus Fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rate of Janus Fund was .65% for the quarter ended March 31, 1998.

As asset size increases, the annual rate of the management fee declines in accordance with the above schedule. In addition, the Shares of the Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal

 16   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998
and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The fee schedule for the Portfolio was effective July 1, 1997.

During the most recent fiscal year the Portfolio paid a management fee of .65% of average net assets.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of the Portfolio are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Portfolio's transactions and recognizing brokerage, research and other services provided to the Portfolio and to Janus Capital. Janus Capital may consider sales of shares of the Portfolios or other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase a Portfolio's shares as a factor in the selection of broker-dealers to execute portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. The Portfolio's Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for the Portfolio are effected with that broker-dealer, the commissions payable by the Portfolio are credited against certain Portfolio operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Portfolio with administrative and other services.

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

Janus Service Corporation is a wholly-owned subsidiary of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Delaware business trust on May 20, 1993. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. The Trust consists of twelve separate series, one of which is offered by this Prospectus.

The Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen

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Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of the Portfolio are offered by separate prospectus and are available only to participant directed qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

SHAREHOLDER MEETINGS AND VOTING RIGHTS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for the class or Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the class or Portfolio only if a matter affects or requires the vote of only the class or Portfolio or the interest of a class or Portfolio in the matter differs from the interest of the other class or Portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

An insurance company issuing a variable contract invested in Shares of the Portfolio will request voting instructions from variable contract holders. Under current law, the insurance company must vote all Shares held by the separate account in proportion to the voting instructions received.

CONFLICTS OF INTEREST
The Portfolio's Shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolio (offered through a separate prospectus) are available to certain participant directed qualified plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners arising out of the fact that it offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any anticipated disadvantages or material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investment in the Portfolio or substitute shares of another portfolio of the Trust. If this occurs, the Portfolio may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the Portfolio to any separate account or may suspend or terminate the offering of the Portfolio's shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

 18   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve the Portfolio's investment objective by investing all of the Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Portfolio. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

YEAR 2000
Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Portfolio with service at current levels.

THE VALUATION OF SHARES
The NAV of the Shares of the Portfolio is determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., New York time) each day that the NYSE is open. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding.

Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998    19

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
TO AVOID TAXATION OF THE PORTFOLIO, THE INTERNAL REVENUE CODE REQUIRES THE PORTFOLIO TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. ORDINARY INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS, IF ANY, ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS. EACH CLASS OF THE PORTFOLIO MAKES SEMIANNUAL DISTRIBUTIONS IN JUNE AND DECEMBER OF SUBSTANTIALLY ALL OF ITS INVESTMENT INCOME AND AN ANNUAL DISTRIBUTION IN JUNE OF ITS NET REALIZED GAINS, IF ANY. ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS FROM THE SHARES OF THE PORTFOLIO WILL BE AUTOMATICALLY REINVESTED INTO ADDITIONAL SHARES OF THE PORTFOLIO.

HOW DISTRIBUTIONS AFFECT NAV
Distributions are paid to shareholders as of the record date of the distribution of the Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of the Portfolio's Shares. The Share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of the Portfolio declared a dividend in the amount of $0.25 per share. If the price of the Portfolio's Share was $10.00 on December 30, the Share price on December 31 would be $9.75, barring market fluctuations.

TAXES
TAXES ON DISTRIBUTIONS
Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment in the Shares depends on the features of the variable insurance contracts purchased from a participating insurance company. Further information may be found in the prospectus of the separate account offering such contract.

TAXATION OF THE PORTFOLIO
Dividends, interest and some gains received by the Portfolio on foreign securities may be subject to withholding of foreign taxes. The Portfolio may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio which will reduce its investment income.

 20   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998

The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998    21

                              SHAREHOLDER'S GUIDE

INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIO DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PURCHASES
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company's separate account or your plan documents for information on how to invest in the Shares of the Portfolio.

All investments in the Portfolio are credited to a participating insurance company's separate account or a qualified plan immediately upon acceptance of the investment by the Portfolio. Investments will be processed at the NAV next determined after an order is received and accepted by the Portfolio.

The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of the Portfolio. The Portfolio may discontinue sales of its shares if management believes that a substantial further increase may adversely affect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing policy owners and plan participants invested in the Portfolio would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions.

REDEMPTIONS
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of the Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS
Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolio. Each report will show the investments owned by the Portfolio and the market values thereof, as well as other information about the Portfolio and its operations. The Trust's fiscal year ends December 31.
 22   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998

                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolio may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998    23
through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that the Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by the Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

 24   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS ARE SECURITIES, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable securities.

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998    25

II. FUTURES, OPTIONS
AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. The Portfolio may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies.

 26   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998

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                               JANUS ASPEN SERIES
                                   PROSPECTUS
                               Growth Portfolio




                                 [JANUS LOGO]



            P.O. Box 173375 o Denver, CO 80217-3375 o 1-800-525-3713
                                    (5/98)

                               JANUS ASPEN SERIES

                                   Prospectus

                                  MAY 1, 1998

This prospectus describes two mutual funds, each of which has its own investment objective and policies (the "Portfolios"). Each Portfolio is a series of Janus Aspen Series (the "Trust") and currently offers two classes of shares. The Institutional Shares are sold under the name "Janus Aspen Series." The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Institutional Shares of each Portfolio (collectively, the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Portfolio. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $80 billion in assets.

The Trust sells and redeems its Shares at net asset value without any sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

This Prospectus contains information about the Shares that a prospective purchaser of a variable insurance contract or plan participant should consider before allocating purchase payments or premiums to the Portfolios. It should be read carefully in conjunction with the separate account prospectus of the specific insurance product that accompanies this Prospectus and retained for future reference. Additional information about the Shares is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated May 1, 1998 is incorporated by reference into this Prospectus. Copies of the SAI are available upon request and without charge by writing or calling your insurance company or plan sponsor.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS ASPEN SERIES PROSPECTUS                                        MAY 1, 1998

                                    CONTENTS

THE PORTFOLIOS AT A GLANCE
Brief description of the Portfolios.........................    2
EXPENSE INFORMATION
Each Portfolio's annual operating expenses..................    3
Financial Highlights - a summary of financial data..........    4
PERFORMANCE TERMS
An Explanation of Performance Terms.........................    6
THE PORTFOLIOS IN DETAIL
Investment Objectives and Policies..........................    7
General Portfolio Policies..................................    8
Additional Risk Factors.....................................    9
MANAGEMENT OF THE PORTFOLIOS
Investment Adviser and Investment Personnel.................   12
Personal Investing..........................................   12
Management Expenses.........................................   13
Portfolio Transactions......................................   13
Other Service Providers.....................................   13
Other Information...........................................   13
DISTRIBUTIONS AND TAXES
Distributions...............................................   15
Taxes.......................................................   15
SHAREHOLDER'S GUIDE
Purchases...................................................   16
Redemptions.................................................   16
Shareholder Communications..................................   16
APPENDIX A
Glossary of Investment Terms................................   17

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    1

                             PORTFOLIOS AT A GLANCE

This section is designed to provide you with a brief overview of the Portfolios and their investment emphasis. A more detailed discussion of the Portfolios' investment objectives and policies begins on page 7.

GROWTH PORTFOLIO
Focus: A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.
Inception: September 1993
Manager: James P. Craig, III
Assistant Managers: David C. Decker
                    Blaine P. Rollins

INTERNATIONAL GROWTH PORTFOLIO
Focus: A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign issuers.
Inception: May 1994
Managers: Laurence J. Chang
          Helen Young Hayes

 2   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

                              EXPENSE INFORMATION

The following tables and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF COSTS AND EXPENSES, AS THE TABLES AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

    SHAREHOLDER TRANSACTION EXPENSES

         Maximum sales load imposed on purchases                       None
         Maximum sales load imposed on reinvested dividends            None
         Deferred sales charges on redemptions                         None
         Redemption fee                                                None
         Exchange fee                                                  None

ANNUAL OPERATING EXPENSES (after fee reductions)(1)
(expressed as a percentage of average net assets)

------------------------------------------------------------------------------------------------------------------
                                                              MANAGEMENT                       TOTAL OPERATING
                                                                  FEE        OTHER EXPENSES       EXPENSES
------------------------------------------------------------------------------------------------------------------

Growth Portfolio                                                 0.65%           0.05%              0.70%
International Growth Portfolio                                   0.67%           0.29%              0.96%
 -----------------------------------------------------------------------------------------------------------------

(1) Management fees for Growth and International Growth Portfolios reflect a reduced fee schedule effective July 1, 1997. The Management fee for each of these Portfolios reflects the new rate applied to net assets as of December 31, 1997. Other fees and expenses are based on the gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each of the Portfolios is net of reductions from Janus Capital. Fee reductions for the Growth and International Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Without such reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been: 0.74%, 0.04% and 0.78% for Growth Portfolio and 0.79%, 0.29% and 1.08% for International Growth Portfolio, respectively. Janus Capital may modify or terminate the reductions at any time upon at least 90 days' notice to the Trustees.

EXAMPLE

Assume you invest $1,000, the Shares of the Portfolios return 5% annually and each Portfolio's expense ratio remains as listed above. The example shows the operating expenses that you would indirectly bear as an investor in the shares of the Portfolios.

----------------------------------------------------------------------------------------------------------------
                                                              1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------------------

Growth Portfolio                                               $ 7          $22          $39          $ 87
International Growth Portfolio                                 $10          $31          $53          $118
 ---------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    3

                              FINANCIAL HIGHLIGHTS

Unless otherwise noted, the information below is for fiscal periods ending on December 31st of each year. The accounting firm of Price Waterhouse LLP has audited the Portfolios' financial statements since their inception. Their report is included in the Portfolios' Annual Report, which is incorporated by reference into the SAI. A DETAILED EXPLANATION OF THE FINANCIAL HIGHLIGHTS CAN BE FOUND ON PAGE 5.

                                                                 GROWTH PORTFOLIO
INSTITUTIONAL SHARES                         1997         1996         1995        1994         1993(1)
-------------------------------------------------------------------------------------------------------
 1.  Net asset value, beginning of period    $15.51       $13.45       $10.57      $10.32       $10.00
-------------------------------------------------------------------------------------------------------
     INCOME FROM INVESTMENT OPERATIONS:
 2.  Net investment income                      .15          .17          .28         .09          .03
 3.  Net gains or (losses) on securities
     (both realized and unrealized)            3.34         2.29         2.90         .20          .32
-------------------------------------------------------------------------------------------------------
 4.  Total from investment operations          3.49         2.46         3.18         .29          .35
-------------------------------------------------------------------------------------------------------
     LESS DISTRIBUTIONS:
 5.  Dividends (from net investment
     income)                                  (.15)        (.17)        (.30)       (.04)        (.03)
 6.  Tax return of capital distributions         --           --           --          --           --
 7.  Distributions (from capital gains)       (.37)        (.23)           --          --           --
 8.  Distributions (in excess of realized
     gains)                                      --           --           --          --           --
-------------------------------------------------------------------------------------------------------
 9.  Total distributions                      (.52)        (.40)        (.30)       (.04)        (.03)
-------------------------------------------------------------------------------------------------------
10.  Net asset value, end of period          $18.48       $15.51       $13.45      $10.57       $10.32
-------------------------------------------------------------------------------------------------------
11.  Total return*                           22.75%       18.45%       30.17%       2.76%        3.50%
-------------------------------------------------------------------------------------------------------
12.  Net assets, end of period (in
     thousands)                            $608,281     $325,789     $126,911     $43,549       $7,482
13.  Average net assets for the period
     (in thousands)                        $477,914     $216,125      $77,344     $26,464       $3,191
14.  Ratio of gross expenses to average
     net assets**                             0.70%(8)     0.69%(7)     0.78%(6)      N/A          N/A
15.  Ratio of net expenses to average net
     assets**                                 0.69%        0.69%        0.76%       0.88%(3)(5)  0.25%(4)
16.  Ratio of net investment income to
     average net assets**                     0.91%        1.39%        1.24%       1.45%        2.54%
17.  Portfolio turnover rate**                 122%          87%         185%        169%         162%
18.  Average commission rate                $0.0500      $0.0466          N/A         N/A          N/A
-------------------------------------------------------------------------------------------------------

              INTERNATIONAL GROWTH PORTFOLIO
INS    1997        1996        1995       1994(2)

 1.    $15.72      $11.95       $9.72      $10.00
----------------------------------------------------

 2.       .11         .05         .09       (.09)
 3.
         2.80        4.06        2.16       (.19)
----------------------------------------------------
 4.      2.91        4.11        2.25       (.28)
----------------------------------------------------

 5.
        (.11)       (.11)       (.02)          --
 6.        --          --          --          --
 7.     (.01)       (.23)          --          --
 8.
        (.03)          --          --          --
----------------------------------------------------
 9.     (.15)       (.34)       (.02)          --
----------------------------------------------------
10.    $18.48      $15.72      $11.95       $9.72
----------------------------------------------------
11.    18.51%      34.71%      23.15%     (2.80%)
----------------------------------------------------
12.
     $161,091     $27,192      $1,608      $1,353
13.
      $96,164      $7,437      $1,792      $1,421
14.
        0.96%(8)    1.26%(7)    2.69%(6)      N/A
15.
        0.96%       1.25%       2.50%       2.50%(5)
16.
        0.70%       0.62%     (0.80%)     (1.30%)
17.       86%         65%        211%        275%
18.   $0.0241     $0.0305         N/A         N/A
----------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) September 13, 1993 (inception) to December 31, 1993.
(2) May 2, 1994 (inception) to December 31, 1994.
(3) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(4) The ratio was 2.16% for Growth Portfolio, before waiver of certain fees and/or voluntary reduction of the adviser's fee to the effective rate of Janus Fund.
(5) The ratio was 1.23% and 4.67%, respectively, for Growth and International Growth Portfolios, before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.
(6) The ratio was 0.98% and 3.57%, respectively, for Growth and International Growth Portfolios, before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.
(7) The ratio was 0.83% and 2.21%, respectively, for Growth and International Growth Portfolios, before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.
(8) The ratio was 0.78% and 1.08%, respectively, for Growth and International Growth Portfolios before voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.

 4   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

                               UNDERSTANDING THE
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights table. The table contains important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Portfolios' Annual Report contains additional information about each Portfolio's performance, including a comparison to an appropriate securities index. To request a copy of the Annual Report, please call or write your insurance company.

NET ASSET VALUE ("NAV") is the value of a single Share of a Portfolio. It is computed by adding the value of all of a Portfolio's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between NET ASSET VALUE BEGINNING OF PERIOD, and NET ASSET VALUE END OF PERIOD in the Financial Highlights table represents the change in value of a Share of a Portfolio over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by a Portfolio, less Portfolio expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that a Portfolio paid from net investment income.

NET GAINS OR (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities a Portfolio holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that a Portfolio paid from net realized gains.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of a Portfolio's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Portfolios were not required to disclose the ratio of gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in a Portfolio's expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is a Portfolio's net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of a Portfolio's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Portfolio's securities.

AVERAGE COMMISSION RATE is the total of a Portfolio's agency commission paid on equity securities trades divided by the number of shares purchased and sold.

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    5

                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe a Portfolio's performance. You may see references to these terms in our newsletters or advertisements (or those published by participating insurance companies) and in media articles. Newsletters and advertisements may include comparisons of a Portfolio's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. Growth Portfolio and International Growth Portfolio generally measure performance in terms of total return.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights table shows total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of a Portfolio). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Portfolio's return and are not the same as actual annual results.

THE PORTFOLIOS IMPOSE NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. THE PORTFOLIOS' TOTAL RETURN FIGURES INCLUDE THE EFFECT OF DEDUCTING EACH PORTFOLIO'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. PORTFOLIO PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 6   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

                            THE PORTFOLIOS IN DETAIL

This section takes a closer look at the Portfolios' investment objectives, policies and the securities in which they invest. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your investment goals, time horizon and risk tolerance before choosing a Portfolio.

Each Portfolio has an investment objective and policies that are similar to those of a Janus retail fund, as illustrated in the chart below. Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size and cash flow needs as well as the relative weightings of securities selections may result in differences in investment performance. Expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance-related costs at each insurance company level. You should review the accompanying separate account prospectus for a summary of contract fees and expenses.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Portfolio's investment objective, are not fundamental and may be changed by the Portfolios' Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for your variable insurance contract or qualified retirement plan.

EACH OF THE PORTFOLIOS HAS A SIMILAR INVESTMENT
OBJECTIVE AND SIMILAR INVESTMENT POLICIES TO AN
EXISTING JANUS RETAIL FUND.

Growth Portfolio....................................................Janus Fund
International Growth Portfolio.............................Janus Overseas Fund

THE PORTFOLIOS ARE DESIGNED FOR LONG-TERM INVESTORS WHO SEEK GROWTH OF CAPITAL ONLY AND WHO CAN TOLERATE THE GREATER RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS.

Investment Objective:..........................................Growth of Capital
Primary Holdings:..................................................Common Stocks
Shareholder's Investment Horizon:......................................Long-Term

GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

INTERNATIONAL GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may at times invest all of its assets in fewer than five countries or even a single country.

TYPES OF INVESTMENTS
Each of these Portfolios invests primarily in common stocks of foreign and domestic companies selected for their growth potential. However, the percentage of each Portfolio's assets invested in common stocks will vary and each Portfolio may at times hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 8. Each Portfolio may invest to a lesser degree in other types of securities including preferred stocks, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. Some securities that the Portfolios purchase may be on a when-issued, delayed delivery or forward commitment basis. The Portfolios may invest up to 25% of their assets in mortgage- and asset-backed securities, up to 10% of their assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. Neither Portfolio will invest 35% or more of its assets in high-yield/high-risk securities.

Although International Growth Portfolio is committed to foreign investing, Growth Portfolio may also invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies ("PFICs"). The Portfolios may use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 9 for a discussion of the risks associated with foreign investing and derivatives.

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    7

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN GROWTH PORTFOLIO OR INTERNATIONAL GROWTH PORTFOLIO.

Q:    HOW ARE COMMON STOCKS SELECTED?

A: Each Portfolio invests substantially all of its assets in common stocks to the extent its portfolio manager believes that the relevant market environment favors profitable investing in those securities. Portfolio managers generally take a "bottom up" approach to building their portfolios. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in any Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on these Portfolios' investments will be incidental to their objectives.

Q:    ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

A: Generally, yes. Portfolio managers seek companies that meet their selection criteria, regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 9.

Q:    WHAT IS THE MAIN RISK OF INVESTING IN THE GROWTH PORTFOLIOS?

A: Since the Growth Portfolios usually invest heavily in common stocks, the fundamental risk is that the value of the stocks a Portfolio holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on page 9.

Q:    HOW DO THESE PORTFOLIOS TRY TO REDUCE RISK?

A: Diversification of a Portfolio's assets reduces the effect of any single holding on its overall portfolio value. A Portfolio may use futures, options and other derivative instruments to protect its portfolio from movements in securities' prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing directly in foreign markets. See "Additional Risk Factors" on page 9. In addition, to the extent that a Portfolio holds a larger cash position, it may not participate in market declines to the same extent as if it remained more fully invested in common stocks.

GENERAL PORTFOLIO POLICIES
In investing their assets, the Portfolios will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION
When a Portfolio's manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, a Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual -- they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. A larger hedged position and/or larger cash position may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Portfolios may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolios may also invest in money market funds (including funds managed by Janus Capital). When a Portfolio is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Portfolio was not hedged or remained more fully invested in stocks or bonds.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. The Portfolios qualify as diversified funds under the 1940 Act and are subject to the following diversification requirements:

- As a fundamental policy, neither Portfolio may own more than 10% of the outstanding voting shares of any issuer.

- As a fundamental policy, with respect to 75% of its total assets, neither Portfolio will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause a

 8   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

  Portfolio's holdings of that issuer to amount to more than 5% of that Portfolio's total assets.

- Neither Portfolio will invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

INTERNAL REVENUE SERVICE (IRS) LIMITATIONS
In addition to the diversification requirements stated above, each Portfolio intends to comply with the diversification requirements currently imposed by the IRS on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. More specific information may be contained in the participating insurance company's separate account prospectus.

INDUSTRY CONCENTRATION
As a fundamental policy, neither Portfolio will invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

PORTFOLIO TURNOVER
Each Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. A Portfolio may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
Each Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper and municipal lease obligations.

BORROWING AND LENDING
Each Portfolio may borrow money and lend securities or other assets, as follows:

- Each Portfolio may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- Each Portfolio may mortgage or pledge securities as collateral for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, each Portfolio may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order from the SEC, each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

ADDITIONAL RISK FACTORS
FOREIGN SECURITIES
Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in comparable domestic securities.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. A Portfolio may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country. The Portfolios may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    9
  may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions. Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

INVESTMENTS IN SMALLER COMPANIES
SMALLER OR NEWER COMPANIES MAY SUFFER MORE SIGNIFICANT LOSSES AS WELL AS REALIZE MORE SUBSTANTIAL GROWTH THAN LARGER OR MORE ESTABLISHED ISSUERS.

Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may be subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
Each Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolios intend to use most derivative instruments primarily to hedge against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolios may also use derivative instruments for non-hedging purposes such as seeking to increase its income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Portfolios to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Portfolio worse off than if it had not entered into the position.

Although the portfolios' managers believe the use of derivative instruments will benefit the Portfolios, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgment proves incorrect.

When a Portfolio invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Portfolio's position. Assets segregated or set aside generally may not be disposed of so long as the Portfolio maintains the positions requiring segregation or cover. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES
HIGH-YIELD/HIGH-RISK SECURITIES (OR "JUNK" BONDS) ARE DEBT SECURITIES RATED BELOW INVESTMENT GRADE BY THE PRIMARY RATING AGENCIES (E.G., STANDARD & POOR'S AND MOODY'S).

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield/high-risk securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield/high-risk securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the

 10   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998
issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt.

The market prices of high-yield/high-risk securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, a Portfolio must recognize imputed interest income and pay dividends to shareholders even though it has received no cash. In some instances, the Portfolios may have to sell securities to have sufficient cash to pay the dividends.

SHORT SALES
Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount that a Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

SPECIAL SITUATIONS
Each Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    11

                                 MANAGEMENT OF
                                 THE PORTFOLIOS

TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Portfolio's investment objective and policies. The Trustees delegate the day-to-day management of the Portfolios to the officers of the Trust and meet at least quarterly to review the Portfolios' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Portfolios and is responsible for the day-to-day management of the investment portfolio and other business affairs of the Portfolios.

Janus Capital has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services.

In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolios may pay those companies for such services.

INVESTMENT PERSONNEL
PORTFOLIO MANAGERS
LAURENCE J. CHANG is Executive Vice President and co-manager of International Growth Portfolio and Janus Overseas Fund which he has co-managed since May 1998 and April 1998, respectively. He served as assistant portfolio manager for these funds since 1996. He is also assistant portfolio manager for Worldwide Growth Portfolio and Janus Worldwide Fund. Mr. Chang joined Janus Capital in 1993 after receiving a Masters Degree in Political Science from Stanford University. From 1989 to 1993, he was a Project Director for the National Security Archives, a nonprofit research organization. He is a Chartered Financial Analyst.

JAMES P. CRAIG III is Chief Investment Officer of Janus Capital. He is Executive Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. Mr. Craig previously managed Balanced Portfolio from September 1993 through April 1996 and has co-managed Janus Venture Fund since February 1, 1997. Mr. Craig previously managed Janus Venture Fund from its inception to December 1993 and Janus Balanced Fund from December 1993 to December 1995. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

HELEN YOUNG HAYES is Executive Vice President and co-manager of the International Growth Portfolio. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund, Janus Overseas Fund and Worldwide Growth Portfolio since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

ASSISTANT PORTFOLIO MANAGERS
DAVID C. DECKER is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

BLAINE D. ROLLINS is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive Vice President and portfolio manager of Balanced Portfolio, Janus Balanced Fund and Janus Equity Income Fund. Mr. Rollins received a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolio or Janus Capital's other advisory clients. See the SAI for more detailed information.

 12   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

MANAGEMENT EXPENSES
Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate):

                                AVERAGE DAILY
                                  NET ASSETS        ANNUAL RATE
        FEE SCHEDULE             OF PORTFOLIO      PERCENTAGE(%)
-----------------------------------------------------------------
Growth Portfolio              First $300 Million        .75
  and                         Next $200 Million         .70
International                 Over $500 Million         .65
Growth Portfolio
-----------------------------------------------------------------

 Janus Capital has agreed to reduce each Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital may terminate this fee reduction at any time upon at least 90 days' notice to the Trustees. The effective rate is the advisory fee calculated by the corresponding Janus retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rate of Janus Fund and Janus Overseas Fund was .65% and .66%, respectively, for the quarter ended March 31, 1998.

Differences in the actual management fees incurred by the Portfolios are due primarily to variances in the asset sizes of the corresponding retail funds. As asset size increases, the annual rate of the management fee declines in accordance with the above schedule. In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The fee schedule for Growth and International Growth Portfolios was effective July 1, 1997.

During the most recent fiscal year the Portfolios paid the following management fees expressed as a percentage of average net assets: Growth Portfolio .65%, and International Growth Portfolio .67%.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of each Portfolio are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Portfolio's transactions and recognizing brokerage, research and other services provided to the Portfolio and to Janus Capital. Janus Capital may consider sales of shares of the Portfolios or other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase a Portfolio's shares as a factor in the selection of broker-dealers to execute portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. The Portfolios' Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Portfolio are effected with that broker-dealer, the commissions payable by the Portfolio are credited against certain Portfolio operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Portfolios with administrative and other services.

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

Janus Service Corporation is a wholly-
owned subsidiary of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Delaware business trust on May 20, 1993. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. The Trust consists of twelve separate series, two of which are offered by this Prospectus.

Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to participant directed qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

SHAREHOLDER MEETINGS AND VOTING RIGHTS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific class or Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each class or Portfolio only if a matter affects or requires the vote of only that class or Portfolio or the interest of a class or Portfolio in the matter differs from the interest of the other class or Portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

An insurance company issuing a variable contract invested in Shares of a Portfolio will request voting instructions from variable contract holders. Under current law, the insurance

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    13
company must vote all Shares held by the separate account in proportion to the voting instructions received.

CONFLICTS OF INTEREST
Each Portfolio's Shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain participant directed qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners arising out of the fact that it offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any anticipated disadvantages or material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investment in one or more Portfolios or substitute shares of another Portfolio. If this occurs, a Portfolio may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Portfolio to any separate account or may suspend or terminate the offering of the Portfolio's shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve a Portfolio's investment objective by investing all of that Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Portfolio. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

YEAR 2000
Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Portfolios with service at current levels.

THE VALUATION OF SHARES
The NAV of the Shares of a Portfolio is determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., New York time) each day that the NYSE is open. NAV per Share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding.

Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

 14   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
TO AVOID TAXATION OF THE PORTFOLIOS, THE INTERNAL REVENUE CODE REQUIRES EACH PORTFOLIO TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED ON ITS INVESTMENTS ANNUALLY ANY INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS, IF ANY, ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS. EACH CLASS OF EACH PORTFOLIO MAKES SEMIANNUAL DISTRIBUTIONS IN JUNE AND DECEMBER OF SUBSTANTIALLY ALL OF ITS INVESTMENT INCOME AND AN ANNUAL DISTRIBUTION IN JUNE OF ITS NET REALIZED GAINS, IF ANY. ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS FROM SHARES OF A PORTFOLIO WILL BE AUTOMATICALLY REINVESTED INTO ADDITIONAL SHARES OF THAT PORTFOLIO.

HOW DISTRIBUTIONS AFFECT NAV
Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the Share price on December 31 would be $9.75, barring market fluctuations.

TAXES
TAXES ON DISTRIBUTIONS
Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment in the Shares depends on the features of the variable insurance contracts purchased from a participating insurance company. Further information may be found in the prospectus of the separate account offering such contract.

TAXATION OF THE PORTFOLIOS
Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

The Portfolios do not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    15

                              SHAREHOLDER'S GUIDE

INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PURCHASES
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company's separate account or your plan documents for information on how to invest in the Shares of each Portfolio.

All investments in the Portfolios are credited to a participating insurance company's separate account or a qualified plan immediately upon acceptance of the investment by a Portfolio. Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio.

Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Any Portfolio may discontinue sales of its shares if management believes that a substantial further increase may adversely affect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.

REDEMPTIONS
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS
Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and its operations. The Trust's fiscal year ends December 31.

 16   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    17

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable securities.

II. FUTURES, OPTIONS
AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. They may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

 18   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies.

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    19

                               JANUS ASPEN SERIES
                                   PROSPECTUS
                               Growth Portfolio
                         International Growth Portfolio



                                 [JANUS LOGO]



            P.O. Box 173375 o Denver, CO 80217-3375 o 1-800-525-1068
                                     (5/98)

                               JANUS ASPEN SERIES
                                GROWTH PORTFOLIO

                                   Prospectus

                                  MAY 1, 1998

Growth Portfolio (the "Portfolio") is a diversified mutual fund that seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its objective by investing primarily in common stocks with an emphasis on companies with larger market capitalizations.

The Portfolio is a series of Janus Aspen Series (the "Trust") and currently offers two classes of shares. The Institutional Shares are sold under the name "Janus Aspen Series." The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Institutional Shares of the Portfolio (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Janus Capital Corporation ("Janus Capital") serves as investment advisor to the Portfolio. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $80 billion in assets. The Trust sells and redeems its Shares at net asset value without any sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

This Prospectus contains information about the Shares that a prospective purchaser of a variable insurance contract or plan participant should consider before allocating purchase payments or premiums to the Portfolio. It should be read carefully in conjunction with the separate account prospectus of the specific insurance product that accompanies this Prospectus and retained for future reference. Additional information about the Shares is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated May 1, 1998 is incorporated by reference into this Prospectus. Copies of the SAI are available upon request and without charge by writing or calling your insurance company or plan sponsor.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                       MAY 1, 1998

                                    CONTENTS

THE PORTFOLIO AT A GLANCE
Brief description of the Portfolio..........................    2
EXPENSE INFORMATION
The Portfolio's annual operating expenses...................    3
Financial Highlights - a summary of financial data..........    4
PERFORMANCE TERMS
An explanation of performance terms.........................    6
THE PORTFOLIO IN DETAIL
Investment Objective and Policies...........................    7
General Portfolio Policies..................................    8
Additional Risk Factors.....................................    9
MANAGEMENT OF THE PORTFOLIO
Investment Adviser and Investment Personnel.................   12
Personal Investing..........................................   12
Management Expenses.........................................   13
Portfolio Transactions......................................   13
Other Service Providers.....................................   13
Other Information...........................................   13
DISTRIBUTIONS AND TAXES
Distributions...............................................   15
Taxes.......................................................   15
SHAREHOLDER'S GUIDE
Purchases...................................................   16
Redemptions.................................................   16
Shareholder Communications..................................   16
APPENDIX A
Glossary of Investment Terms................................   17

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                  MAY 1, 1998    1

                             PORTFOLIO AT A GLANCE

This section is designed to provide you with a brief overview of the Portfolio and its investment emphasis. A more detailed discussion of the Portfolio's investment objective and policies begins on page 7.

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital in a manner consistent with the preservation of capital.

PRIMARY HOLDINGS
A diversified portfolio that pursues its investment objective by investing primarily in common stocks. The Portfolio will normally emphasize common stocks of companies with larger market capitalizations.

SHAREHOLDER'S INVESTMENT HORIZON
The Portfolio is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with investments in common stocks. The Portfolio is not designed as a short-term trading vehicle and should not be relied upon for short-term financial needs.

FUND ADVISER
Janus Capital Corporation ("Janus Capital") serves as the Portfolio's investment adviser. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $80 billion in assets.

PORTFOLIO MANAGER
James P. Craig, III

ASSISTANT PORTFOLIO MANAGERS
David C. Decker
Blaine P. Rollins

PORTFOLIO INCEPTION
September 1993

 2   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                  MAY 1, 1998

                              EXPENSE INFORMATION

The following tables and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF COSTS AND EXPENSES, AS THE TABLES AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

    SHAREHOLDER TRANSACTION EXPENSES

         Maximum sales load imposed on purchases                       None
         Maximum sales load imposed on reinvested dividends            None
         Deferred sales charges on redemptions                         None
         Redemption fee                                                None
         Exchange fee                                                  None

ANNUAL OPERATING EXPENSES (after fee reductions)(1)
(expressed as a percentage of average net assets)

-----------------------------------------------------------------------
MANAGEMENT FEE                                                0.65%
OTHER EXPENSES                                                0.05%
-----------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                      0.70%
-----------------------------------------------------------------------

(1) Management fee for Growth Portfolio reflects a reduced fee schedule effective July 1, 1997. The management fee for the Portfolio reflects the new rate applied to net assets as of December 31, 1997. Other fees and expenses are based on the gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for the Portfolio is net of fee reductions from Janus Capital. Fee reductions for Growth Portfolio reduce the management fee to the level of the corresponding Janus retail fund. Without such reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been: 0.74%, 0.04% and 0.78% respectively. Janus Capital may modify or terminate the reductions at any time upon at least 90 days' notice to the Trustees.

EXAMPLE

---------------------------------------------------------------------------------------------------------
                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------
Assume you invest $1,000, the Shares of the Portfolio return
5% annually and the Portfolio's expense ratio remains as
listed above. The example shows the operating expenses that
you would indirectly bear as an investor in the Shares of
Growth Portfolio.                                                 $7       $22       $39       $87
 --------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                  MAY 1, 1998    3

                              FINANCIAL HIGHLIGHTS

Unless otherwise noted, the information below is for fiscal periods ending on December 31st of each year. The accounting firm of Price Waterhouse LLP has audited the Portfolio's financial statements since its inception. Their report is included in the Portfolio's Annual Report, which is incorporated by reference into the SAI. A DETAILED EXPLANATION OF THE FINANCIAL HIGHLIGHTS CAN BE FOUND ON PAGE 5.

                  INSTITUTIONAL SHARES                       1997          1996          1995         1994        1993(1)
-----------------------------------------------------------------------------------------------------------------------------
 1.  Net asset value, beginning of period                    $15.51        $13.45        $10.57       $10.32      $10.00
-----------------------------------------------------------------------------------------------------------------------------
     INCOME FROM INVESTMENT OPERATIONS:
 2.  Net investment income                                      .15           .17           .28          .09         .03
     Net gains or (losses) on securities (both realized
 3.  and unrealized)                                           3.34          2.29          2.90          .20         .32
-----------------------------------------------------------------------------------------------------------------------------
 4.  Total from investment operations                          3.49          2.46          3.18          .29         .35
-----------------------------------------------------------------------------------------------------------------------------
     LESS DISTRIBUTIONS:
 5.  Dividends (from net investment income)                   (.15)         (.17)         (.30)        (.04)       (.03)
 6.  Tax return of capital distributions                         --            --            --           --          --
 7.  Distributions (from capital gains)                       (.37)         (.23)            --           --          --
-----------------------------------------------------------------------------------------------------------------------------
 8.  Total distributions                                      (.52)         (.40)         (.30)        (.04)       (.03)
-----------------------------------------------------------------------------------------------------------------------------
 9.  Net asset value, end of period                          $18.48      $15.51..        $13.45       $10.57      $10.32
-----------------------------------------------------------------------------------------------------------------------------
10.  Total return*                                           22.75%        18.45%        30.17%        2.76%       3.50%
-----------------------------------------------------------------------------------------------------------------------------
11.  Net assets, end of period (in thousands)              $608,281      $325,789      $126,911      $43,549      $7,482
12.  Average net assets for the period (in thousands)      $477,914      $216,125       $77,344      $26,464      $3,191
13.  Ratio of gross expenses to average net assets**          0.70%(7)      0.69%(6)      0.78%(5)       N/A         N/A
14.  Ratio of net expenses to average net assets**            0.69%         0.69%         0.76%        0.88%(2)(4) 0.25%(3)
     Ratio of net investment income to average net
15.  assets**                                                 0.91%         1.39%         1.24%        1.45%       2.54%
16.  Portfolio turnover rate**                                 122%           87%          185%         169%        162%
17.  Average commission rate                                $0.0500       $0.0466           N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) September 13, 1993 (inception) to December 31, 1993.
(2) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(3) The ratio was 2.16% before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of Janus Fund.
(4) The ratio was 1.23% before voluntary reduction of adviser's fees to the effective rate of Janus Fund.
(5) The ratio was 0.98% before voluntary reduction of adviser's fees to the effective rate of Janus Fund.
(6) The ratio was 0.83% before voluntary reduction of adviser's fees to the effective rate of Janus Fund.
(7) The ratio was 0.78% before voluntary reduction of adviser's fees to the effective rate of Janus Fund.

 4   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                  MAY 1, 1998

                               UNDERSTANDING THE
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights table. The table contains important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Portfolio's Annual Report contains additional information about the Portfolio's performance, including a comparison to an appropriate securities index. To request a copy of the Annual Report, please call or write your insurance company.

NET ASSET VALUE ("NAV") is the value of a single Share of the Portfolio. It is computed by adding the value of all of the Portfolio's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 9 in the Financial Highlights table represents the change in value of a Share of the Portfolio over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by the Portfolio, less Portfolio expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that the Portfolio paid from net investment income.

NET GAINS OR (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities the Portfolio holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that the Portfolio paid from net realized gains.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of the Portfolio's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Portfolio was not required to disclose the gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in the Portfolio's expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is the Portfolio's net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of the Portfolio's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of the Portfolio's securities.

AVERAGE COMMISSION RATE is the total of the Portfolio's agency commission paid on equity securities trades divided by the number of shares purchased and sold.

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                  MAY 1, 1998    5

                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe the Portfolio's performance. You may see references to these terms in our newsletters or advertisements (or those published by participating insurance companies) and in media articles. Newsletters and advertisements may include comparisons of the Portfolio's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Portfolio generally measures performance in terms of total return.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights table shows total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Portfolio). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Portfolio's return and are not the same as actual annual results.

THE PORTFOLIO IMPOSES NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. THE PORTFOLIO'S TOTAL RETURN FIGURES INCLUDE THE EFFECT OF DEDUCTING THE PORTFOLIO'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. PORTFOLIO PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 6   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                  MAY 1, 1998

                            THE PORTFOLIO IN DETAIL

This section takes a closer look at the Portfolio's investment objective, policies and the securities in which it invests. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your investment goals, time horizon and risk tolerance before investing in the Portfolio.

The Portfolio's investment objective and policies are similar to those of Janus Fund, a retail fund managed by Janus Capital. Although it is anticipated that the Portfolio and Janus Fund will hold similar securities, differences in asset size and cash flow needs as well as the relative weightings of securities selections may result in differences in investment performance. Expenses of the Portfolio and Janus Fund are expected to differ. The variable contract owner will also bear various insurance-related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of contract fees and expenses.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including the Portfolio's investment objective, are not fundamental and may be changed by the Portfolio's Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for your variable insurance contract or qualified retirement plan.

THE PORTFOLIO IS DESIGNED FOR LONG-TERM INVESTORS WHO SEEK GROWTH OF CAPITAL ONLY AND WHO CAN TOLERATE THE GREATER RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS.

GROWTH PORTFOLIO
Investment Objective:..........................................Growth of Capital
Primary Holdings:..................................................Common Stocks
Shareholder's Investment Horizon:......................................Long-Term

INVESTMENT OBJECTIVE
The investment objective of Growth Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its investment objective by investing primarily in common stocks of issuers of any size. The Portfolio generally invests in larger, more established issuers.

TYPES OF INVESTMENTS
The Portfolio invests primarily in common stocks of foreign and domestic companies selected for their growth potential. The Portfolio may at times hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 8. The Portfolio may invest to a lesser degree in other types of securities including preferred stocks, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. Some securities that the Portfolio purchases may be on a when-issued, delayed delivery or forward commitment basis. The Portfolio may invest up to 25% of its assets in mortgage- and asset-backed securities, up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/ structured securities. The Portfolio will not invest 35% or more of its assets in high-yield/high-risk securities.

Growth Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies ("PFICs"). The Portfolio may use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 9 for a discussion of the risks associated with foreign investing and derivatives.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE PORTFOLIO.

Q:    HOW ARE COMMON STOCKS SELECTED?

A: Growth Portfolio invests substantially all of its assets in common stocks to the extent the portfolio manager believes that the relevant market environment favors profitable investing in those securities. The portfolio manager generally takes a "bottom up" approach to building the Portfolio. In other words, he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on the Portfolio's investments will be incidental to its objective.

Q:    ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

A: Generally, yes. The portfolio manager seeks companies that meet his selection criteria, regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 9.

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                  MAY 1, 1998    7

Q:    WHAT IS THE MAIN RISK OF INVESTING IN GROWTH PORTFOLIO?

A: Since the Portfolio invests in common stocks, the fundamental risk is that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on page 9.

Q:    WHAT IS MEANT BY "MARKET CAPITALIZATION"?

A: Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, the Portfolio emphasizes common stocks of companies with larger market capitalizations.

Q:    HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

A: Diversification of the Portfolio's assets reduces the effect of any single holding on its overall portfolio value. The Portfolio may use futures, options and other derivative instruments to protect its portfolio from movements in securities' prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing directly in foreign markets. See "Additional Risk Factors" on page 9. In addition, to the extent that the Portfolio holds a larger cash position, it may not participate in market declines to the same extent as if it remained more fully invested in common stocks.

GENERAL PORTFOLIO POLICIES
In investing its assets, the Portfolio will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION
When the Portfolio's manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. A larger hedged position and/or larger cash position may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Portfolio may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolio may also invest in money market funds (including funds managed by Janus Capital). When the Portfolio is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Portfolio was not hedged or remained more fully invested in stocks or bonds.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. The Portfolio qualifies as a diversified fund under the 1940 Act and is subject to the following diversification requirements:

- As a fundamental policy, the Portfolio may not own more than 10% of the outstanding voting shares of any issuer.

- As a fundamental policy, with respect to 75% of its total assets, the Portfolio will not purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause the Portfolio's holdings of that issuer to amount to more than 5% of the Portfolio's total assets.

- The Portfolio will not invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

INTERNAL REVENUE SERVICE (IRS) LIMITATIONS

In addition to the diversification requirements stated above, the Portfolio intends to comply with the diversification requirements currently imposed by the IRS on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. More specific information may be contained in the participating insurance company's separate account prospectus.

INDUSTRY CONCENTRATION
As a fundamental policy, the Portfolio will not invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

PORTFOLIO TURNOVER
The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Portfolio whenever its portfolio manager believes such changes are

 8   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                  MAY 1, 1998
desirable. The portfolio turnover rate is generally not a factor in making buy and sell decisions.

To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
The Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of the Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper and municipal lease obligations.

BORROWING AND LENDING
The Portfolio may borrow money and lend securities or other assets, as follows:

- The Portfolio may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- The Portfolio may mortgage or pledge securities as collateral for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, the Portfolio may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order received from the SEC the Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

ADDITIONAL RISK FACTORS

FOREIGN SECURITIES
INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, MAY INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. The Portfolio may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country. The Portfolio may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

INVESTMENTS IN SMALLER COMPANIES
SMALLER OR NEWER COMPANIES MAY SUFFER MORE SIGNIFICANT LOSSES AS WELL AS REALIZE MORE SUBSTANTIAL GROWTH THAN LARGER OR MORE ESTABLISHED ISSUERS.

Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                  MAY 1, 1998    9
potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may be subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio intends to use most derivative instruments primarily to hedge against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase its income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Portfolio to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the direction that the portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Portfolio worse off than if it had not entered into the position.

Although the Portfolio's manager believes the use of derivative instruments will benefit the Portfolio, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgment proves incorrect.

When the Portfolio invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Portfolio's position. Assets segregated or set aside generally may not be disposed of so long as the Portfolio maintains the positions requiring segregation or cover. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES
HIGH-YIELD/HIGH-RISK SECURITIES (OR "JUNK" BONDS) ARE DEBT SECURITIES RATED BELOW INVESTMENT GRADE BY THE PRIMARY RATING AGENCIES (SUCH AS STANDARD & POOR'S AND MOODY'S).

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield/high-risk securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield/high-risk securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt.

The market prices of high-yield/high-risk securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, the Portfolio must recognize imputed interest income and pay dividends to

 10   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998
shareholders even though it has received no cash. In some instances, the Portfolio may have to sell securities to have sufficient cash to pay the dividends.

SHORT SALES
The Portfolio may engage in "short sales against the box." This technique involves selling either a security that the Portfolio owns, or a security equivalent in kind and amount that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

SPECIAL SITUATIONS
The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998    11

                          MANAGEMENT OF THE PORTFOLIO

TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to the Portfolio's investment objective and policies. The Trustees delegate the day-to-day management of the Portfolio to the officers of the Trust and meet at least quarterly to review the Portfolio's investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Portfolio and is responsible for the day-to-day management of the investment portfolio and other business affairs of the Portfolio.

Janus Capital has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

INVESTMENT PERSONNEL
PORTFOLIO MANAGER
JAMES P. CRAIG, III is Chief Investment Officer of Janus Capital. He is Executive Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. Mr. Craig previously managed Balanced Portfolio from September 1993 through April 1996. He has managed Janus Fund since 1986 and has co-managed Janus Venture Fund since February 1, 1997. Mr. Craig previously managed Janus Venture Fund from its inception to December 1993 and Janus Balanced Fund from December 1993 to December 1995. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

ASSISTANT PORTFOLIO MANAGERS
DAVID C. DECKER is an assistant portfolio manager of the Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

BLAINE P. ROLLINS is an assistant portfolio manager of the Portfolio. He is also Executive Vice President and Portfolio Manager of Balanced Portfolio, which he has managed since 1996 and Equity Income Portfolio, which he has managed since inception. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since June 1996. He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolio or Janus Capital's other advisory clients. See the SAI for more detailed information.

 12   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998

MANAGEMENT EXPENSES
The Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with the Portfolio spells out the management fee and other expenses that the Portfolio must pay. The Portfolio is subject to the following management fee schedule (expressed as an annual rate):

                              AVERAGE DAILY
                                NET ASSETS      ANNUAL RATE
        FEE SCHEDULE           OF PORTFOLIO    PERCENTAGE(%)
------------------------------------------------------------
                              First $300
Growth Portfolio              Million              0.75
                              Next $200
                              Million              0.70
                              Over $500
                              Million              0.65
------------------------------------------------------------

Janus Capital has agreed to reduce the Portfolio's advisory fee to the extent that such fee exceeds the effective rate of Janus Fund. Janus Capital may terminate this fee reduction at any time upon at least 90 days' notice to the Trustees. The effective rate is the advisory fee calculated by Janus Fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rate of Janus Fund was .65% for the quarter ended March 31, 1998.

As asset size increases, the annual rate of the management fee declines in accordance with the above schedule. In addition, the Shares of the Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The fee schedule for the Portfolio was effective July 1, 1997.

During the most recent fiscal year the Portfolio paid a management fee of .65% of average net assets.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of the Portfolio are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Portfolio's transactions and recognizing brokerage, research and other services provided to the Portfolio and to Janus Capital. Janus Capital may consider sales of shares of the Portfolios or other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase a Portfolio's shares as a factor in the selection of broker-dealers to execute portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. The Portfolio's Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for the Portfolio are effected with that broker-dealer, the commissions payable by the Portfolio are credited against certain Portfolio operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Portfolio with administrative and other services.

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

Janus Service Corporation is a wholly-owned subsidiary of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Delaware business trust on May 20, 1993. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. The Trust consists of twelve separate series, one of which is offered by this Prospectus.

The Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of the Portfolio are offered by separate prospectus and are available only to participant directed qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

SHAREHOLDER MEETINGS AND VOTING RIGHTS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for the class or Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the class or Portfolio only if a matter affects or requires the vote of only the class or Portfolio or the interest of a class or Portfolio in the matter differs from the interest of the other class or Portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

An insurance company issuing a variable contract invested in Shares of the Portfolio will request voting instructions from variable contract holders. Under current law, the insurance company must vote all Shares held by the separate account in proportion to the voting instructions received.

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998    13

CONFLICTS OF INTEREST
The Portfolio's Shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolio (offered through a separate prospectus) are available to certain participant directed qualified plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners arising out of the fact that it offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any anticipated disadvantages or material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investment in the Portfolio or substitute shares of another portfolio of the Trust. If this occurs, the Portfolio may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the Portfolio to any separate account or may suspend or terminate the offering of the Portfolio's shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve the Portfolio's investment objective by investing all of the Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Portfolio. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

YEAR 2000
Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Portfolio with service at current levels.

THE VALUATION OF SHARES
The NAV of the Shares of the Portfolio is determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., New York time) each day that the NYSE is open. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding.

Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

 14   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
TO AVOID TAXATION OF THE PORTFOLIO, THE INTERNAL REVENUE CODE REQUIRES THE PORTFOLIO TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. ORDINARY INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS, IF ANY, ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS. EACH CLASS OF THE PORTFOLIO MAKES SEMIANNUAL DISTRIBUTIONS IN JUNE AND DECEMBER OF SUBSTANTIALLY ALL OF ITS INVESTMENT INCOME AND AN ANNUAL DISTRIBUTION IN JUNE OF ITS NET REALIZED GAINS, IF ANY. ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS FROM THE SHARES OF THE PORTFOLIO WILL BE AUTOMATICALLY REINVESTED INTO ADDITIONAL SHARES OF THE PORTFOLIO.

HOW DISTRIBUTIONS AFFECT NAV
Distributions are paid to shareholders as of the record date of the distribution of the Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of the Portfolio's Shares. The Share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of the Portfolio declared a dividend in the amount of $0.25 per share. If the price of the Portfolio's Share was $10.00 on December 30, the Share price on December 31 would be $9.75, barring market fluctuations.

TAXES
TAXES ON DISTRIBUTIONS
Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment in the Shares depends on the features of the variable insurance contracts purchased from a participating insurance company. Further information may be found in the prospectus of the separate account offering such contract.

TAXATION OF THE PORTFOLIO
Dividends, interest and some gains received by the Portfolio on foreign securities may be subject to withholding of foreign taxes. The Portfolio may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio which will reduce its investment income.

The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998    15

                              SHAREHOLDER'S GUIDE

INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIO DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PURCHASES
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company's separate account or your plan documents for information on how to invest in the Shares of the Portfolio.

All investments in the Portfolio are credited to a participating insurance company's separate account or a qualified plan immediately upon acceptance of the investment by the Portfolio. Investments will be processed at the NAV next determined after an order is received and accepted by the Portfolio.

The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of the Portfolio. The Portfolio may discontinue sales of its shares if management believes that a substantial further increase may adversely affect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing policy owners and plan participants invested in the Portfolio would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions.

REDEMPTIONS
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of the Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS
Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolio. Each report will show the investments owned by the Portfolio and the market values thereof, as well as other information about the Portfolio and its operations. The Trust's fiscal year ends December 31.

 16   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998

                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolio may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that the Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998    17

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by the Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS ARE SECURITIES, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable securities.

II. FUTURES, OPTIONS
AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. The Portfolio may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another

 18   JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998
instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies.

JANUS ASPEN SERIES GROWTH PORTFOLIO PROSPECTUS                 MAY 1, 1998    19

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                               JANUS ASPEN SERIES
                                   PROSPECTUS
                               Growth Portfolio



                                 [JANUS LOGO]



            P.O. Box 173375 o Denver, CO 80217-3375 o 1-800-525-1068
                                     (5/98)

                               JANUS ASPEN SERIES

                                   Prospectus

                                  MAY 1, 1998

This prospectus describes three mutual funds, each of which has its own investment objective and policies (the "Portfolios"). Each Portfolio is a series of Janus Aspen Series (the "Trust") and currently offers two classes of shares. The Institutional Shares are sold under the name "Janus Aspen Series." The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Institutional Shares of each Portfolio (collectively, the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Portfolio. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $80 billion in assets.

The Trust sells and redeems its Shares at net asset value without any sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

This Prospectus contains information about the Shares that a prospective purchaser of a variable insurance contract or plan participant should consider before allocating purchase payments or premiums to the Portfolios. It should be read carefully in conjunction with the separate account prospectus of the specific insurance product that accompanies this Prospectus and retained for future reference. Additional information about the Shares is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated May 1, 1998 is incorporated by reference into this Prospectus. Copies of the SAI are available upon request and without charge by writing or calling your insurance company or plan sponsor.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS ASPEN SERIES PROSPECTUS                                        MAY 1, 1998

                                    CONTENTS

PORTFOLIOS AT A GLANCE
Brief description of the Portfolios.........................    2
EXPENSE INFORMATION
Each Portfolio's annual operating expenses..................    3
Financial Highlights - a summary of financial data..........    4
PERFORMANCE TERMS
An explanation of performance terms.........................    6
THE PORTFOLIOS IN DETAIL
Investment Objectives and Policies..........................    7
General Portfolio Policies..................................    8
Additional Risk Factors.....................................   10
MANAGEMENT OF THE PORTFOLIOS
Investment Adviser and Investment Personnel.................   12
Personal Investing..........................................   13
Management Expenses.........................................   13
Portfolio Transactions......................................   13
Other Service Providers.....................................   13
Other Information...........................................   13
DISTRIBUTIONS AND TAXES
Distributions...............................................   15
Taxes.......................................................   15
SHAREHOLDER'S GUIDE
Purchases...................................................   16
Redemptions.................................................   16
Shareholder Communications..................................   16
APPENDIX A
Glossary of Investment Terms................................   17

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    1

                             PORTFOLIOS AT A GLANCE

This section is designed to provide you with a brief overview of the Portfolios and their investment emphasis. A more detailed discussion of the Portfolios' investment objectives and policies begins on page 7.

GROWTH PORTFOLIO
Focus: A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.
Inception: September 1993
Manager: James P. Craig, III
Assistant Managers: David C. Decker
                    Blaine P. Rollins

AGGRESSIVE GROWTH PORTFOLIO
Focus: A nondiversified portfolio that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on securities issued by medium-sized companies.
Inception: September 1993
Manager: James P. Goff

WORLDWIDE GROWTH PORTFOLIO
Focus: A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.
Inception: September 1993
Manager: Helen Young Hayes
Assistant Manager: Laurence J. Chang

 2   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

                              EXPENSE INFORMATION

The following tables and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF COSTS AND EXPENSES, AS THE TABLES AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

    SHAREHOLDER TRANSACTION EXPENSES (applicable to each Portfolio)

         Maximum sales load imposed on purchases                       None
         Maximum sales load imposed on reinvested dividends            None
         Deferred sales charges on redemptions                         None
         Redemption fee                                                None
         Exchange fee                                                  None

ANNUAL OPERATING EXPENSES (after fee reductions)(1)
(expressed as a percentage of average net assets)

------------------------------------------------------------------------------------------------------------------
                                                              MANAGEMENT         OTHER         TOTAL OPERATING
                                                                  FEE           EXPENSES          EXPENSES
------------------------------------------------------------------------------------------------------------------

Growth Portfolio                                                 0.65%           0.05%              0.70%
Aggressive Growth Portfolio                                      0.73%           0.03%              0.76%
Worldwide Growth Portfolio                                       0.66%           0.08%              0.74%
 -----------------------------------------------------------------------------------------------------------------

(1) Management fees for Growth, Aggressive Growth and Worldwide Growth Portfolios reflect a reduced fee schedule effective July 1, 1997. The management fee for each Portfolio reflects the new rate applied to net assets as of December 31, 1997. Other expenses are based on the gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each Portfolio is net of fee reductions from Janus Capital. Fee reductions for Growth, Aggressive Growth and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Without such reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been 0.74%, 0.04%, and 0.78% for Growth Portfolio; 0.74%, 0.04% and 0.78% for Aggressive Growth Portfolio and 0.72%, 0.09%, and 0.81% for Worldwide Growth Portfolio, respectively. Janus Capital may modify or terminate the fee reductions at any time upon at least 90 days' notice to the Trustees.

EXAMPLE

Assume you invest $1,000, the Shares of the Portfolios return 5% annually and each Portfolio's expense ratio remains as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Shares of the Portfolios.

---------------------------------------------------------------------------------------------------------------
                                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------------
Growth Portfolio                                               $7          $22          $39          $87
Aggressive Growth Portfolio                                    $8          $24          $42          $94
Worldwide Growth Portfolio                                     $8          $24          $41          $92
 --------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    3

                              FINANCIAL HIGHLIGHTS

Unless otherwise noted, the information below is for fiscal periods ending on December 31st of each year. The accounting firm of Price Waterhouse LLP has audited the Portfolios' financial statements since their inception. Their report is included in the Portfolios' Annual Report, which is incorporated by reference into the SAI. A DETAILED EXPLANATION OF THE FINANCIAL HIGHLIGHTS CAN BE FOUND ON PAGE 5.

           INSTITUTIONAL SHARES                                    GROWTH PORTFOLIO
           --------------------                1997         1996         1995        1994         1993(1)
---------------------------------------------------------------------------------------------------------
 1.  Net asset value, beginning of period      $15.51       $13.45       $10.57      $10.32       $10.00
---------------------------------------------------------------------------------------------------------
     INCOME FROM INVESTMENT OPERATIONS:
 2.  Net investment income                        .15          .17          .28         .09          .03
 3.  Net gains or (losses) on securities
     (both realized and unrealized)              3.34         2.29         2.90         .20          .32
---------------------------------------------------------------------------------------------------------
 4.  Total from investment operations            3.49         2.46         3.18         .29          .35
---------------------------------------------------------------------------------------------------------
     LESS DISTRIBUTIONS:
 5.  Dividends (from net investment income)     (.15)        (.17)        (.30)       (.04)        (.03)
 6.  Tax return of capital distributions           --           --           --          --           --
 7.  Distributions (from capital gains)         (.37)        (.23)           --          --           --
---------------------------------------------------------------------------------------------------------
 8.  Total distributions                        (.52)        (.40)        (.30)       (.04)        (.03)
---------------------------------------------------------------------------------------------------------
 9.  Net asset value, end of period            $18.48       $15.51       $13.45      $10.57       $10.32
---------------------------------------------------------------------------------------------------------
10.  Total return*                             22.75%       18.45%       30.17%       2.76%        3.50%
---------------------------------------------------------------------------------------------------------
11.  Net assets, end of period (in
     thousands)                              $608,281     $325,789     $126,911     $43,549       $7,482
12.  Average net assets for the period (in
     thousands)                              $477,914     $216,125      $77,344     $26,464       $3,191
13.  Ratio of gross expenses to average net
     assets**                                   0.70%(7)     0.69%(6)     0.78%(5)      N/A          N/A
14.  Ratio of net expenses to average net
     assets**                                   0.69%        0.69%        0.76%       0.88%(2)(4)  0.25%(3)
15.  Ratio of net investment income to
     average net assets**                       0.91%        1.39%        1.24%       1.45%        2.54%
16.  Portfolio turnover rate**                   122%          87%         185%        169%         162%
17.  Average commission rate                  $0.0500      $0.0466          N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------

                      AGGRESSIVE GROWTH PORTFOLIO

        1997          1996         1995        1994         1993(1)

 1.      $18.24       $17.08       $13.62      $11.80       $10.00
---------------------------------------------------------------------

 2.          --           --          .24         .11          .01
 3.
           2.31         1.36         3.47        1.82         1.80
---------------------------------------------------------------------
 4.        2.31         1.36         3.71        1.93         1.81
---------------------------------------------------------------------

 5.          --           --        (.25)       (.11)        (.01)
 6.          --        (.01)           --          --           --
 7.          --        (.19)           --          --           --
---------------------------------------------------------------------
 8.          --        (.20)        (.25)       (.11)        (.01)
---------------------------------------------------------------------
 9.      $20.55       $18.24       $17.08      $13.62       $11.80
---------------------------------------------------------------------
10.      12.66%        7.95%       27.48%      16.33%       18.05%
---------------------------------------------------------------------
11.
       $508,198     $383,693     $185,911     $41,289       $1,985
12.
        418,464     $290,629     $107,582     $14,152       $1,091
13.
          0.76%(7)     0.76%(6)     0.86%(5)      N/A          N/A
14.
          0.76%        0.76%        0.84%       1.05%(2)(4)  0.25%(3)
15.
        (0.10%)      (0.27%)        0.58%       2.18%        0.34%
16.        130%          88%         155%        259%          31%
17.     $0.0367      $0.0347          N/A         N/A          N/A
---------------------------------------------------------------------

                                                                 WORLDWIDE GROWTH PORTFOLIO
            INSTITUTIONAL SHARES
            --------------------                  1997          1996         1995        1994         1993(1)
------------------------------------------------------------------------------------------------------------------
 1.  Net asset value, beginning of period          $19.44       $15.31       $12.07      $11.89       $10.00
------------------------------------------------------------------------------------------------------------------
     INCOME FROM INVESTMENT OPERATIONS:
 2.  Net investment income                            .16          .16          .11         .04          .02
 3.  Net gains or (losses) on securities
     (both realized and unrealized)                  4.14         4.27         3.19         .14         1.89
------------------------------------------------------------------------------------------------------------------
 4.  Total from investment operations                4.30         4.43         3.30         .18         1.91
------------------------------------------------------------------------------------------------------------------
     LESS DISTRIBUTIONS:
 5.  Dividends (from net investment income)         (.17)        (.17)        (.06)          --        (.01)
 6.  Dividends (in excess of net investment
     income)                                        (.02)           --           --          --           --
 7.  Tax return of capital distributions               --           --           --          --           --
 8.  Distributions (from capital gains)             (.16)        (.13)           --          --        (.01)
------------------------------------------------------------------------------------------------------------------
 9.  Total distributions                            (.35)        (.30)        (.06)          --        (.02)
------------------------------------------------------------------------------------------------------------------
10.  Net asset value, end of period                $23.39       $19.44       $15.31      $12.07       $11.89
------------------------------------------------------------------------------------------------------------------
11.  Total return*                                 22.15%       29.04%       27.37%       1.53%       19.10%
------------------------------------------------------------------------------------------------------------------
12.  Net assets, end of period (in thousands)  $1,576,548     $582,603     $108,563     $37,728       $4,856
13.  Average net assets for the period (in
     thousands)                                $1,148,951     $304,111      $59,440     $22,896       $2,200
14.  Ratio of gross expenses to average net
     assets**                                       0.74%(7)     0.80%(6)     0.90%(5)      N/A          N/A
15.  Ratio of net expenses to average net
     assets**                                       0.74%        0.80%        0.87%       1.18%(2)(4)  0.25%(3)
16.  Ratio of net investment income to
     average net assets**                           0.67%        0.83%        0.95%       0.50%        0.84%
17.  Portfolio turnover rate**                        80%          62%         113%        217%          57%
18.  Average commission rate                      $0.0337      $0.0345          N/A         N/A          N/A
------------------------------------------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one year.
** Annualized for periods of less than one full year.
(1) September 13, 1993 (inception) to December 31, 1993.
(2) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(3) The ratio was 2.16%, 5.79% and 2.71%, respectively, for Growth, Aggressive Growth and Worldwide Growth Portfolios, before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.
(4) The ratio was 1.23%, 1.14% and 1.49%, respectively, for Growth, Aggressive Growth and Worldwide Growth Portfolios, before voluntary reduction of adviser's fee to the effective rate of the corresponding Janus retail fund.
(5) The ratio was 0.98%, 0.93% and 1.09%, respectively, for Growth, Aggressive Growth and Worldwide Growth Portfolios, before voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.
(6) The ratio was 0.83%, 0.83% and 0.91%, respectively, for Growth, Aggressive Growth and Worldwide Growth Portfolios, before voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.
(7) The ratio was 0.78%, 0.78%, and 0.81%, respectively, for Growth, Aggressive Growth and Worldwide Growth Portfolios, before voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.

 4   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

                               UNDERSTANDING THE
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights table. The table contains important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Portfolios' Annual Report contains additional information about each Portfolio's performance, including a comparison to an appropriate securities index. To request a copy of the Annual Report, please call or write your insurance company.

NET ASSET VALUE ("NAV") is the value of a single Share of a Portfolio. It is computed by adding the value of all of a Portfolio's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between NET ASSET VALUE, BEGINNING OF PERIOD, and NET ASSET VALUE, END OF PERIOD in the Financial Highlights tables represents the change in value of a Share of a Portfolio over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by a Portfolio, less Portfolio expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that a Portfolio paid from net investment income.

NET GAINS OR (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities a Portfolio holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that a Portfolio paid from net realized gains.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of a Portfolio's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Portfolios were not required to disclose the ratio of gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in a Portfolio's expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is a Portfolio's net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of a Portfolio's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Portfolio's securities.

AVERAGE COMMISSION RATE is the total of a Portfolio's agency commission paid on equity securities trades divided by the number of shares purchased and sold.

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    5

                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe a Portfolio's performance. You may see references to these terms in our newsletters or advertisements (or those published by participating insurance companies) and in media articles. Newsletters and advertisements may include comparisons of a Portfolio's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Growth Portfolios generally measure performance in terms of total return.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights tables show total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of a Portfolio). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Portfolio's return and are not the same as actual annual results.

THE PORTFOLIOS IMPOSE NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. TOTAL RETURN FIGURES INCLUDE THE EFFECT OF DEDUCTING EACH PORTFOLIO'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. PORTFOLIO PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 6   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

                            THE PORTFOLIOS IN DETAIL

This section takes a closer look at the Portfolios' investment objectives, policies and the securities in which they invest. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your investment goals, time horizon and risk tolerance before choosing a Portfolio.

Each Portfolio has an investment objective and policies that are similar to those of a Janus retail fund, as illustrated in the chart below. Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size and cash flow needs as well as the relative weightings of securities selections may result in differences in investment performance. Expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance-related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of contract fees and expenses.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Portfolio's investment objective, are not fundamental and may be changed by the Portfolios' Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for your variable insurance contract or qualified retirement plan.
  EACH OF THE PORTFOLIOS HAS A SIMILAR INVESTMENT
  OBJECTIVE AND SIMILAR INVESTMENT POLICIES TO AN EXISTING JANUS RETAIL FUND.

Growth Portfolio....................................................Janus Fund
Aggressive Growth Portfolio..............................Janus Enterprise Fund
Worldwide Growth Portfolio................................Janus Worldwide Fund

THE PORTFOLIOS ARE DESIGNED FOR LONG-TERM INVESTORS WHO SEEK GROWTH OF CAPITAL ONLY AND WHO CAN TOLERATE THE GREATER RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS.

Investment Objective:..........................................Growth of Capital
Primary Holdings:..................................................Common Stocks
Shareholder's Investment Horizon:......................................Long-Term

GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

AGGRESSIVE GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital. It is a nondiversified portfolio that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Portfolio's initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 31, 1997, the MidCap Index included companies with capitalizations between approximately $213 million to $13.7 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Portfolio may also invest in smaller or larger issuers.

WORLDWIDE GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. Worldwide Growth Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

TYPES OF INVESTMENTS
Each of the Portfolios invests primarily in common stocks of foreign and domestic companies. However, the percentage of each Portfolio's assets invested in common stocks will vary and each Portfolio may at times hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 8. Each Portfolio may invest to a lesser degree in other types of securities including preferred stocks, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. Some securities that the Portfolios purchase may be on a when-issued, delayed delivery or forward commitment basis. The Portfolios may invest up to 25% of their assets in mortgage- and asset-backed securities, up to 10% of their assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. No Portfolio will invest 35% or more of its assets in high-yield/high-risk securities.

Although Worldwide Growth Portfolio is committed to foreign investing, Growth Portfolio and Aggressive Growth Portfolio may also invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    7
securities include depositary receipts or shares, and passive foreign investment companies ("PFICs"). These Portfolios may use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 10 for a discussion of the risks associated with foreign investing and derivatives.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE PORTFOLIOS.

Q:    HOW ARE COMMON STOCKS SELECTED?

A: Each of these Portfolios invests substantially all of its assets in common stocks to the extent the portfolio manager believes that the relevant market environment favors profitable investing in those securities. Portfolio managers generally take a "bottom up" approach to building their portfolios. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in any Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on the Portfolios' investments will be incidental to their objectives.

Q:    ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

A: Generally, yes. Portfolio managers seek companies that meet their selection criteria, regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 10.

Q:    WHAT IS THE MAIN RISK OF INVESTING IN A PORTFOLIO?

A: Since the Portfolios usually invest heavily in common stocks, the fundamental risk that the value of the stocks a Portfolio holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on page 10.

Q:    WHAT IS MEANT BY "MARKET CAPITALIZATION"?

A: Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio which may invest in small- to medium-sized companies to a greater degree. Although Growth Portfolio and Worldwide Growth Portfolio do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more-established issuers.

Q:    HOW DOES A DIVERSIFIED PORTFOLIO DIFFER FROM A NONDIVERSIFIED PORTFOLIO?

A: Diversification is a means of reducing risk by investing a Portfolio's assets in a broad range of stocks or other securities. A "nondiversified"
portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the share price of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. Aggressive Growth Portfolio is a nondiversified portfolio.

Q:   HOW DO THESE PORTFOLIOS TRY TO REDUCE RISK?

A: Diversification of a Portfolio's assets reduces the effect of any single holding on its overall portfolio value. A Portfolio may also use futures, options and other derivative instruments to protect its portfolio from movements in securities' prices and interest rates. The Portfolios may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing directly in foreign markets. See "Additional Risk Factors" on page 10. In addition, to the extent that a Portfolio holds a larger cash position, it may not participate in market declines to the same extent as if the Portfolio remained more fully invested in common stocks.

GENERAL PORTFOLIO POLICIES
Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION
When a Portfolio's manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, a Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolios do not always stay fully

 8   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998
invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Portfolios may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolios may also invest in money market funds (including funds managed by Janus Capital). When a Portfolio is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Portfolio was not hedged or remained more fully invested in stocks or bonds.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. All of the Portfolios (except Aggressive Growth Portfolio) qualify as diversified funds under the 1940 Act and are subject to the following diversification requirements:

- As a fundamental policy, no Portfolio may own more than 10% of the outstanding voting shares of any issuer.

- As a fundamental policy, with respect to 50% of the total assets of Aggressive Growth Portfolio and 75% of the total assets of the other Portfolios, no Portfolio will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause a Portfolio's holdings of that issuer to amount to more than 5% of that Portfolio's total assets.

- No Portfolio will invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

- Aggressive Growth Portfolio reserves the right to become a diversified portfolio by limiting the investments in which more than 5% of its total net assets are invested.

INTERNAL REVENUE SERVICE (IRS) LIMITATIONS
In addition to the diversification requirements stated above, each Portfolio intends to comply with the diversification requirements currently imposed by the IRS on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. More specific information may be contained in the participating insurance company's separate account prospectus.

INDUSTRY CONCENTRATION
As a fundamental policy, no Portfolio will invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

PORTFOLIO TURNOVER
Each Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. A Portfolio may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
Each Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper and municipal lease obligations.

BORROWING AND LENDING
Each Portfolio may borrow money and lend securities or other assets, as follows:

- Each Portfolio may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- Each Portfolio may mortgage or pledge securities as collateral for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, each Portfolio may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order received from the SEC, each Portfolio may borrow money from or lend money to each other and other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    9

ADDITIONAL RISK FACTORS

FOREIGN SECURITIES
INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, MAY INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. A Portfolio may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country. The Portfolios may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

INVESTMENTS IN SMALLER COMPANIES
SMALLER OR NEWER COMPANIES MAY SUFFER MORE SIGNIFICANT LOSSES AS WELL AS REALIZE MORE SUBSTANTIAL GROWTH THAN LARGER OR MORE ESTABLISHED ISSUERS.

Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may be subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
Each Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolios intend to use most derivative instruments primarily to hedge against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolios may also use derivative instruments for non-hedging purposes such as seeking to increase a Portfolio's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Portfolios to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

 10   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Portfolio worse off than if it had not entered into the position.

Although the Portfolios' managers believe the use of derivative instruments will benefit the Portfolios, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgment proves incorrect.

When a Portfolio invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Portfolio's position. Assets segregated or set aside generally may not be disposed of so long as the Portfolio maintains the positions requiring segregation or cover. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES
HIGH-YIELD/HIGH-RISK SECURITIES (OR "JUNK" BONDS) ARE DEBT SECURITIES RATED BELOW INVESTMENT GRADE BY THE PRIMARY RATING AGENCIES (SUCH AS STANDARD & POOR'S AND MOODY'S).

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield/high-risk securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield/high-risk securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt.

The market prices of high-yield/high-risk securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, a Portfolio must recognize imputed interest income and pay dividends to shareholders even though it has received no cash. In instances, the Portfolios may have to sell securities to have sufficient cash to pay the dividends.

SHORT SALES
Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount that a Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

SPECIAL SITUATIONS
Each Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.

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                                 MANAGEMENT OF
                                 THE PORTFOLIOS

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Portfolio's investment objective and policies. The Trustees delegate the day-to-day management of the Portfolios to the officers of the Trust and meet at least quarterly to review the Portfolios' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

Janus Capital has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

INVESTMENT PERSONNEL
PORTFOLIO MANAGERS
JAMES P. CRAIG, III is Chief Investment Officer of Janus Capital. He is Executive Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. Mr. Craig previously managed Balanced Portfolio from September 1993 through April 1996. He has managed Janus Fund since 1986 and has co-managed Janus Venture Fund since February 1, 1997. Mr. Craig previously managed Janus Venture Fund from its inception to December 1993 and Janus Balanced Fund from December 1993 to December 1995. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

JAMES P. GOFF is Executive Vice President and portfolio manager of Aggressive Growth Portfolio which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

HELEN YOUNG HAYES is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund, and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

ASSISTANT PORTFOLIO MANAGERS
LAURENCE J. CHANG is assistant portfolio manager of Worldwide Growth Portfolio. He is also co-manager of International Growth Portfolio and Janus Overseas Fund. Mr. Chang is assistant portfolio manager of Janus Worldwide Fund. He received an undergraduate degree with honors in religion and philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. He is a Chartered Financial Analyst.

DAVID C. DECKER is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

BLAINE P. ROLLINS is an assistant portfolio manager of Growth Portfolio. He is also Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996 and Equity Income Portfolio, which he has managed since inception. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since June 1996. He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

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PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios or Janus Capital's other advisory clients. See the SAI for more detailed information.

MANAGEMENT EXPENSES
Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate):

                           AVERAGE DAILY
                             NET ASSETS       ANNUAL RATE
     FEE SCHEDULE           OF PORTFOLIO     PERCENTAGE(%)
-----------------------------------------------------------
Growth,                  First $300 Million       0.75
Aggressive Growth, and   Next $200 Million        0.70
Worldwide Growth
  Portfolios             Over $500 Million        0.65
-----------------------------------------------------------

 Janus Capital has agreed to reduce each Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital may terminate this fee reduction at any time upon at least 90 days' notice to the Trustees. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund, Janus Enterprise Fund and Janus Worldwide Fund were .65%, .72% and .65%, respectively, for the quarter ended March 31, 1998.

Differences in the actual management fees incurred by the Portfolios are due primarily to variances in the asset sizes of the corresponding retail funds. As asset size increases, the annual rate of the management fee rate declines in accordance with the above schedule. In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The fee schedule for the Portfolios was effective July 1, 1997.

During the most recent fiscal year the Portfolios paid the following management fees expressed as a percentage of average net assets: Growth Portfolio .65%; Aggressive Growth Portfolio .73%, and Worldwide Growth Portfolio .66%.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of each Portfolio are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a portfolio's transactions and recognizing brokerage, research and other services provided to the Portfolio and to Janus Capital. Janus Capital may consider sales of shares of the Portfolios or other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase a Portfolio's shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. The Portfolios' Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Portfolio are effected with that broker-dealer, the commissions payable by the Portfolio are credited against certain Portfolio operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Portfolios with administrative and other services.

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

Janus Service Corporation is a wholly-owned subsidiary of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Delaware business trust on May 20, 1993. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. The Trust consists of twelve separate series, three of which are offered by this Prospectus.

Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to participant directed qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

SHAREHOLDER MEETINGS AND VOTING RIGHTS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific class or Portfolio or for the Trust as a whole for purposes such as
JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    13
electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each class or Portfolio only if a matter affects or requires the vote of only that class or Portfolio or the matter differs from the interest of the other class or other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

An insurance company issuing a variable contract invested in Shares of a Portfolio will request voting instructions from variable contract holders. Under current law, the insurance company must vote all Shares held by the separate account in proportion to the voting instructions received.

CONFLICTS OF INTEREST
Each Portfolio's Shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain participant directed qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners arising out of the fact that each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any anticipated disadvantages or material irreconcilable conflicts to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investments in one or more Portfolios or substitute shares of another Portfolio. If this occurs, a Portfolio may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Portfolio to any separate account or may suspend or terminate the offering of a Portfolio's shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve a Portfolio's investment objective by investing all of that Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Portfolio. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

YEAR 2000
Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Portfolios with service at current levels.

THE VALUATION OF SHARES
The NAV of the Shares of a Portfolio is determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., New York time) each day that the NYSE is open. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding.

Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

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                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
TO AVOID TAXATION OF THE PORTFOLIOS, THE INTERNAL REVENUE CODE REQUIRES EACH PORTFOLIO TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. ORDINARY INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS, IF ANY, ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS. EACH CLASS OF EACH PORTFOLIO MAKES SEMIANNUAL DISTRIBUTIONS IN JUNE AND DECEMBER OF SUBSTANTIALLY ALL OF ITS INVESTMENT INCOME AND AN ANNUAL DISTRIBUTION IN JUNE OF ITS NET REALIZED GAINS, IF ANY. ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS FROM SHARES OF A PORTFOLIO WILL BE AUTOMATICALLY REINVESTED INTO ADDITIONAL SHARES OF THAT PORTFOLIO.

HOW DISTRIBUTIONS AFFECT NAV
Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the Portfolio's Share price on December 31 would be $9.75, barring market fluctuations.

TAXES
TAXES ON DISTRIBUTIONS
Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment in the Shares depends on the features of the variable insurance contracts purchased from a participating insurance company. Further information may be found in the prospectus of the separate account offering such contract.

TAXATION OF THE PORTFOLIOS
Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

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                              SHAREHOLDER'S GUIDE

INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PURCHASES
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company's separate account or your plan documents for information on how to invest in the Shares of each Portfolio.

All investments in the Portfolios are credited to a participating insurance company's separate account or a qualified plan immediately upon acceptance of the investment by a Portfolio. Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio.

Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Any Portfolio may discontinue sales of its shares if management believes that a substantial further increase may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.

REDEMPTIONS
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS
Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

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                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objective and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

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RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Strips are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable securities.

II. FUTURES, OPTIONS
AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

 18   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    19

                               JANUS ASPEN SERIES
                                   PROSPECTUS
                                Growth Portfolio
                          Aggressive Growth Portfolio
                           Worldwide Growth Portfolio


                                 [JANUS LOGO]



            P.O. Box 173375 o Denver, CO 80217-3375 o 1-800-525-1068
                                     (5/98)

                               JANUS ASPEN SERIES

                                   Prospectus

                                  MAY 1, 1998

This prospectus describes seven mutual funds with a variety of investment objectives, including growth of capital, and a combination of growth and income (the "Portfolios"). Each Portfolio is a series of Janus Aspen Series (the "Trust") and currently offers two classes of shares. The Institutional Shares are sold under the name "Janus Aspen Series." The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Institutional Shares of each Portfolio (collectively, the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Portfolio. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $80 billion in assets.

The Trust sells and redeems its Shares at net asset value without any sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

This Prospectus contains information about the Shares that a prospective purchaser of a variable insurance contract or plan participant should consider before allocating purchase payments or premiums to the Portfolios. It should be read carefully in conjunction with the separate account prospectus of the specific insurance product that accompanies this Prospectus and retained for future reference. Additional information about the Shares is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated May 1, 1998 is incorporated by reference into this Prospectus. Copies of the SAI are available upon request and without charge by writing or calling your insurance company or plan sponsor.

FLEXIBLE INCOME PORTFOLIO MAY INVEST ALL OF ITS ASSETS IN HIGH-YIELD CORPORATE DEBT SECURITIES, COMMONLY KNOWN AS "JUNK BONDS." SEE "ADDITIONAL RISK FACTORS" ON PAGE 13 FOR THE RISKS ASSOCIATED WITH INVESTING IN THESE SECURITIES.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS ASPEN SERIES PROSPECTUS                                        MAY 1, 1998

                                    CONTENTS

PORTFOLIOS AT A GLANCE
Brief description of the Portfolios.........................    2
EXPENSE INFORMATION
Each Portfolio's annual operating expenses..................    3
Financial Highlights - a summary of financial data..........    4
PERFORMANCE TERMS
An explanation of performance terms.........................    7
THE PORTFOLIOS IN DETAIL
Investment Objectives and Policies..........................    8
General Portfolio Policies..................................   12
Additional Risk Factors.....................................   13
MANAGEMENT OF THE PORTFOLIOS
Investment Adviser and Investment Personnel.................   16
Personal Investing..........................................   17
Management Expenses and Expense Limits......................   17
Portfolio Transactions......................................   17
Other Service Providers.....................................   18
Other Information...........................................   18
DISTRIBUTIONS AND TAXES
Distributions...............................................   20
Taxes.......................................................   20
SHAREHOLDER'S GUIDE
Purchases...................................................   21
Redemptions.................................................   21
Shareholder Communications..................................   21
APPENDIX A
Glossary of Investment Terms................................   22
APPENDIX B
Explanation of Rating Categories............................   25

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    1

                             PORTFOLIOS AT A GLANCE

This section is designed to provide you with a brief overview of the Portfolios and their investment emphasis. A more detailed discussion of the Portfolios' investment objectives and policies begins on page 8.

GROWTH PORTFOLIO
Focus: A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.
Inception: September 1993
Manager: James P. Craig, III
Assistant Managers: David C. Decker
                    Blaine P. Rollins

AGGRESSIVE GROWTH PORTFOLIO
Focus: A nondiversified portfolio that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on securities issued by medium-sized companies.
Inception: September 1993
Manager: James P. Goff

CAPITAL APPRECIATION PORTFOLIO
Focus: A nondiversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of issuers of any size.
Inception: May 1997
Manager: Scott W. Schoelzel

INTERNATIONAL GROWTH PORTFOLIO
Focus: A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign issuers.
Inception: May 1994
Managers: Laurence J. Chang
          Helen Young Hayes

WORLDWIDE GROWTH PORTFOLIO
Focus: A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.
Inception: September 1993
Manager: Helen Young Hayes
Assistant Manager: Laurence J. Chang

BALANCED PORTFOLIO
Focus: A diversified portfolio that seeks long-term growth of capital, balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.
Inception: September 1993
Manager: Blaine P. Rollins

FLEXIBLE INCOME PORTFOLIO
Focus: A diversified portfolio that seeks to maximize total return from a combination of income and capital appreciation by investing primarily in income-producing securities.
Inception: September 1993
Manager: Ronald V. Speaker

 2   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

                              EXPENSE INFORMATION

The following tables and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Shares. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of costs and expenses, as the tables and example do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract.

    SHAREHOLDER TRANSACTION EXPENSES (applicable to each Portfolio)

         Maximum sales load imposed on purchases                       None
         Maximum sales load imposed on reinvested dividends            None
         Deferred sales charges on redemptions                         None
         Redemption fee                                                None
         Exchange fee                                                  None

ANNUAL OPERATING EXPENSES (after fee waivers and reductions)(1)
(expressed as a percentage of average net assets)

---------------------------------------------------------------------------------------------------------------
                                                              MANAGEMENT       OTHER        TOTAL OPERATING
                                                                 FEE          EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                0.65%          0.05%             0.70%
Aggressive Growth Portfolio                                     0.73%          0.03%             0.76%
Capital Appreciation Portfolio(2)                               0.23%          1.03%             1.26%
International Growth Portfolio                                  0.67%          0.29%             0.96%
Worldwide Growth Portfolio                                      0.66%          0.08%             0.74%
Balanced Portfolio                                              0.76%          0.07%             0.83%
Flexible Income Portfolio                                       0.65%          0.10%             0.75%
---------------------------------------------------------------------------------------------------------------

(1) Management fees for Growth, Aggressive Growth, Capital Appreciation, International Growth, Worldwide Growth and Balanced Portfolios reflect a reduced fee schedule effective July 1, 1997. The management fee for each of these Portfolios reflects the new rate applied to net assets as of December 31, 1997. Other expenses are based on the gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each Portfolio other than Flexible Income Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for Growth, Aggressive Growth, Capital Appreciation, International Growth, Worldwide Growth and Balanced Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are applied first against the management fee and then against other expenses. Without such reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been 0.74%, 0.04%, and 0.78% for Growth Portfolio; 0.74%, 0.04%, and 0.78% for
    Aggressive Growth Portfolio; 1.14%, 1.05%, and 2.19% for Capital Appreciation Portfolio; 0.79%, 0.29% and 1.08% for International Growth Portfolio, 0.72%, 0.09%, and 0.81% for Worldwide Growth Portfolio; and 0.77%, 0.06%, and 0.83% for Balanced Portfolio, respectively. Janus Capital may modify or terminate the fee reductions at any time upon at least 90 days' notice to the Trustees.
(2) Based on annualized expenses incurred during the initial fiscal period.

EXAMPLE
Assume you invest $1,000, the Shares of the Portfolios return 5% annually and each Portfolio's expense ratio remains as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Shares of the Portfolios.

---------------------------------------------------------------------------------------------------------------
                                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------------
Growth Portfolio                                              $ 7          $22          $39          $ 87
Aggressive Growth Portfolio                                   $ 8          $24          $42          $ 94
Capital Appreciation Portfolio                                $13          $40          $69          $152
International Growth Portfolio                                $10          $31          $53          $118
Worldwide Growth Portfolio                                    $ 8          $24          $41          $ 92
Balanced Portfolio                                            $ 8          $26          $46          $103
Flexible Income Portfolio                                     $ 8          $24          $42          $ 93
---------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    3

                              FINANCIAL HIGHLIGHTS

Unless otherwise noted, the information below is for fiscal periods ending on December 31st of each year. The accounting firm of Price Waterhouse LLP has audited the Portfolios' financial statements since their inception. Their report is included in the Portfolios' Annual Report, which is incorporated by reference into the SAI. A detailed explanation of the Financial Highlights can be found on page 6.

                                                                        GROWTH PORTFOLIO
         INSTITUTIONAL SHARES              1997             1996             1995             1994             1993(1)
-----------------------------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF
    PERIOD                                 $15.51           $13.45           $10.57           $10.32             $10.00
-----------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                     .15              .17              .28              .09                .03
 3. Net gains or (losses) on securities
    (both realized and unrealized)           3.34             2.29             2.90              .20                .32
-----------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations         3.49             2.46             3.18              .29                .35
-----------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment
    income)                                 (.15)            (.17)            (.30)            (.04)              (.03)
 6. Tax return of capital distributions        --               --               --               --                 --
 7. Distributions (from capital gains)      (.37)            (.23)               --               --                 --
-----------------------------------------------------------------------------------------------------------------------
 8. Total distributions                     (.52)            (.40)            (.30)            (.04)              (.03)
-----------------------------------------------------------------------------------------------------------------------
 9. NET ASSET VALUE, END OF PERIOD         $18.48           $15.51           $13.45           $10.57             $10.32
-----------------------------------------------------------------------------------------------------------------------
10. Total return*                          22.75%           18.45%           30.17%            2.76%              3.50%
-----------------------------------------------------------------------------------------------------------------------
11. Net assets, end of period (in
    thousands)                           $608,281         $325,789         $126,911          $43,549             $7,482
12. Average net assets for the period
    (in thousands)                       $477,914         $216,125          $77,344          $26,464             $3,191
13. Ratio of gross expenses to average
    net assets**                            0.70%(9)         0.69%(8)         0.78%(7)           N/A                N/A
14. Ratio of net expenses to average
    net assets**                            0.69%            0.69%            0.76%            0.88%(4)(6)        0.25%(5)
15. Ratio of net investment income to
    average net assets**                    0.91%            1.39%            1.24%            1.45%              2.54%
16. Portfolio turnover rate**                122%              87%             185%             169%               162%
17. Average commission rate               $0.0500          $0.0466              N/A              N/A                N/A
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           CAPITAL
                                                                                                         APPRECIATION
                                                         AGGRESSIVE GROWTH PORTFOLIO                      PORTFOLIO
         INSTITUTIONAL SHARES              1997        1996        1995        1994         1993(1)        1997(3)
-----------------------------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF
    PERIOD                                 $18.24      $17.08      $13.62      $11.80         $10.00         $10.00
-----------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                      --          --         .24         .11            .01            .05
 3. Net gains or (losses) on securities
    (both realized and unrealized)           2.31        1.36        3.47        1.82           1.80           2.61
-----------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations         2.31        1.36        3.71        1.93           1.81           2.66
-----------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment
    income)                                    --          --       (.25)       (.11)          (.01)          (.04)
 6. Tax return of capital distributions        --       (.01)          --          --             --             --
 7. Distributions (from capital gains)         --       (.19)          --          --             --             --
-----------------------------------------------------------------------------------------------------------------------
 8. Total distributions                        --       (.20)       (.25)       (.11)          (.01)          (.04)
-----------------------------------------------------------------------------------------------------------------------
 9. NET ASSET VALUE, END OF PERIOD         $20.55      $18.24      $17.08      $13.62         $11.80         $12.62
-----------------------------------------------------------------------------------------------------------------------
10. Total return*                          12.66%       7.95%      27.48%      16.33%         18.05%         26.60%
-----------------------------------------------------------------------------------------------------------------------
11. Net assets, end of period (in
    thousands)                           $508,198    $383,693    $185,911     $41,289         $1,985         $6,833
12. Average net assets for the period
    (in thousands)                       $418,464    $290,629    $107,582     $14,152         $1,091         $2,632
13. Ratio of gross expenses to average
    net assets**                            0.76%(9)    0.76%(8)    0.86%(7)      N/A            N/A          1.26%(9)
14. Ratio of net expenses to average
    net assets**                            0.76%       0.76%       0.84%       1.05%(4)(6)    0.25%(5)       1.25%
15. Ratio of net investment income to
    average net assets**                  (0.10%)     (0.27%)       0.58%       2.18%          0.34%          1.43%
16. Portfolio turnover rate**                130%         88%        155%        259%            31%           101%
17. Average commission rate               $0.0367     $0.0347         N/A         N/A            N/A        $0.0375
-----------------------------------------------------------------------------------------------------------------------

                                                    INTERNATIONAL GROWTH PORTFOLIO
       INSTITUTIONAL SHARES            1997              1996              1995           1994(2)
--------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF
    PERIOD                             $15.72            $11.95             $9.72           $10.00
--------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT
 OPERATIONS:
 2. Net investment income                 .11               .05               .09            (.09)
 3. Net gains or (losses) on
    securities (both realized and
    unrealized)                          2.80              4.06              2.16            (.19)
--------------------------------------------------------------------------------------------------
 4. Total from investment
    operations                           2.91              4.11              2.25            (.28)
--------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment
    income)                             (.11)             (.11)             (.02)               --
 6. Dividends (in excess of net
    investment income)                     --                --                --               --
 7. Tax return of capital
    distributions                          --                --                --               --
 8. Distributions (from capital
    gains)                              (0.1)             (.23)                --               --
 9. Distributions (in excess of
    realized gains)                     (.03)                --                --               --
--------------------------------------------------------------------------------------------------
10. Total distributions                 (.15)             (.34)             (.02)               --
--------------------------------------------------------------------------------------------------
11. NET ASSET VALUE, END OF PERIOD     $18.48            $15.72            $11.95            $9.72
--------------------------------------------------------------------------------------------------
12. Total return*                      18.51%            34.71%            23.15%          (2.80%)
--------------------------------------------------------------------------------------------------
13. Net assets, end of period (in
    thousands)                       $161,091           $27,192            $1,608           $1,353
14. Average net assets for the
    period (in thousands)             $96,164            $7,437            $1,792           $1,421
15. Ratio of gross expenses to
    average net assets**                0.96%(9)          1.26%(8)          2.69%(7)           N/A
16. Ratio of net expenses to
    average net assets**                0.96%             1.25%             2.50%            2.50%(6)
17. Ratio of net investment income
    to average net assets**             0.70%             0.62%           (0.80%)          (1.30%)
16. Portfolio turnover rate**             86%               65%              211%             275%
18. Average commission rate           $0.0241           $0.0305               N/A              N/A
--------------------------------------------------------------------------------------------------

                                                     WORLDWIDE GROWTH PORTFOLIO
       INSTITUTIONAL SHARES            1997        1996        1995        1994         1993(1)
--------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF
    PERIOD                             $19.44      $15.31      $12.07      $11.89         $10.00
--------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT
 OPERATIONS:
 2. Net investment income                 .16         .16         .11         .04            .02
 3. Net gains or (losses) on
    securities (both realized and
    unrealized)                          4.14        4.27        3.19         .14           1.89
--------------------------------------------------------------------------------------------------
 4. Total from investment
    operations                           4.30        4.43        3.30         .18           1.91
--------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment
    income)                             (.17)       (.17)       (.06)          --          (.01)
 6. Dividends (in excess of net
    investment income)                  (.02)          --          --          --             --
 7. Tax return of capital
    distributions                          --          --          --          --             --
 8. Distributions (from capital
    gains)                              (.16)       (.13)          --          --          (.01)
 9. Distributions (in excess of
    realized gains)                        --          --          --          --             --
--------------------------------------------------------------------------------------------------
10. Total distributions                 (.35)       (.30)       (.06)          --          (.02)
--------------------------------------------------------------------------------------------------
11. NET ASSET VALUE, END OF PERIOD     $23.39      $19.44      $15.31      $12.07         $11.89
--------------------------------------------------------------------------------------------------
12. Total return*                      22.15%      29.04%      27.37%       1.53%         19.10%
--------------------------------------------------------------------------------------------------
13. Net assets, end of period (in
    thousands)                       $1,576,548  $582,603    $108,563     $37,728         $4,856
14. Average net assets for the
    period (in thousands)            $1,148,951  $304,111     $59,440     $22,896         $2,200
15. Ratio of gross expenses to
    average net assets**                0.74%(9)    0.80%(8)    0.90%(7)      N/A            N/A
16. Ratio of net expenses to
    average net assets**                0.74%       0.80%       0.87%       1.18%(4)(6)    0.25%(5)
17. Ratio of net investment income
    to average net assets**             0.67%       0.83%       0.95%       0.50%          0.84%
16. Portfolio turnover rate**             80%         62%        113%        217%            57%
18. Average commission rate           $0.0337     $0.0345         N/A         N/A            N/A
--------------------------------------------------------------------------------------------------

*  Total return not annualized for periods of less than one year.
** Annualized for periods of less than one full year.
(1) September 13, 1993 (inception) to December 31, 1993.
(2) May 2, 1994 (inception) to December 31, 1994.
(3) May 1, 1997 (inception) to December 31, 1997.
(4) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(5) The ratio was 2.16%, 5.79% and 2.71%, respectively, for Growth, Aggressive Growth and Worldwide Growth Portfolios, before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.
(6) The ratio was 1.23%, 1.14%, 4.67% and 1.49%, respectively, for Growth, Aggressive Growth, International Growth and Worldwide Growth Portfolios, before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.
(7) The ratio was 0.98%, 0.93%, 3.57% and 1.09%, respectively, for Growth, Aggressive Growth, International Growth and Worldwide Growth Portfolios, before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.
(8) The ratio was 0.83%, 0.83%, 2.21% and 0.91%, respectively, for Growth, Aggressive Growth, International Growth and Worldwide Growth Portfolios, before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.
(9) The ratio was 0.78%, 0.78%, 2.19%, 1.08% and 0.81%, respectively for Growth, Aggressive Growth, Capital Appreciation, International Growth and Worldwide Growth Portfolios, before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.

 4   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

                                                                 BALANCED PORTFOLIO
            INSTITUTIONAL SHARES               1997        1996        1995        1994         1993(1)
-------------------------------------------------------------------------------------------------------
 1.  Net asset value, beginning of period      $14.77      $13.03      $10.63      $10.64       $10.00
-------------------------------------------------------------------------------------------------------
     INCOME FROM INVESTMENT OPERATIONS:
 2.  Net investment income                        .34         .32         .17         .15          .08
 3.  Net gains or (losses) on securities
     (both realized and unrealized)              2.89        1.81        2.45       (.06)          .64
-------------------------------------------------------------------------------------------------------
 4.  Total from investment operations            3.23        2.13        2.62         .09          .72
-------------------------------------------------------------------------------------------------------
     LESS DISTRIBUTIONS:
 5.  Dividends (from net investment income)     (.35)       (.30)       (.22)       (.10)        (.08)
 6.  Tax return of capital distributions           --          --          --          --           --
 7.  Distributions (from capital gains)         (.18)       (.09)          --          --           --
-------------------------------------------------------------------------------------------------------
 8.  Total distributions                        (.53)       (.39)       (.22)       (.10)        (.08)
-------------------------------------------------------------------------------------------------------
 9.  Net asset value, end of period            $17.47      $14.77      $13.03      $10.63       $10.64
-------------------------------------------------------------------------------------------------------
10.  Total return*                             22.10%      16.18%      24.79%       0.84%        7.20%
-------------------------------------------------------------------------------------------------------
11.  Net assets, end of period (in
     thousands)                               $362,409    $85,480     $14,021      $3,153         $537
12.  Average net assets for the period (in
     thousands)                               $176,432    $43,414      $5,739      $2,336         $521
13.  Ratio of gross expenses to average net
     assets**                                   0.83%(7)    0.94%(6)    1.37%(5)      N/A          N/A
14.  Ratio of net expenses to average net
     assets**                                   0.82%       0.92%       1.30%       1.57%(2)(4)  0.25%(3)
15.  Ratio of net investment income to
     average net assets**                       2.87%       2.92%       2.41%       1.90%        2.69%
16.  Portfolio turnover rate**                   139%        103%        149%        158%         126%
17.  Average commission rate                  $0.0456     $0.0426         N/A         N/A          N/A
-------------------------------------------------------------------------------------------------------

                    FLEXIBLE INCOME PORTFOLIO
      1997        1996        1995        1994       1993(1)

 1.   $11.24      $11.11       $9.48       $9.97     $10.00
--------------------------------------------------------------

 2.      .67         .74         .53         .47        .11
 3.
         .62         .24        1.70       (.56)      (.04)
--------------------------------------------------------------
 4.     1.29         .98        2.23       (.09)        .07
--------------------------------------------------------------

 5.    (.64)       (.72)       (.60)       (.40)      (.10)
 6.       --          --          --          --         --
 7.    (.11)       (.13)          --          --         --
--------------------------------------------------------------
 8.    (.75)       (.85)       (.60)       (.40)      (.10)
--------------------------------------------------------------
 9.   $11.78      $11.24      $11.11       $9.48      $9.97
--------------------------------------------------------------
10.   11.76%       9.19%      23.86%     (0.91%)      0.70%
--------------------------------------------------------------
11.
     $54,098     $25,315     $10,831      $1,924       $538
12.
     $36,547     $17,889      $5,556      $1,636       $497
13.
       0.75%       0.84%       1.07%         N/A        N/A
14.
       0.75%       0.83%       1.00%       1.00%(4)   1.00%(3)
15.
       6.90%       7.31%       7.46%       5.49%      3.77%
16.     119%        250%        236%        234%       508%
17.      N/A         N/A         N/A         N/A        N/A
--------------------------------------------------------------

 * Total return not annualized for periods of less than one year.
** Annualized for periods of less than one full year.
(1) September 13, 1993 (inception) to December 31, 1993.
(2) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(3) The ratio was 7.92% and 5.27%, respectively, for Balanced and Flexible Income Portfolios, before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.
(4) The ratio was 1.74% and 1.35%, respectively, for Balanced and Flexible Income Portfolios, before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.
(5) The ratio was 1.55% for Balanced Portfolio, before voluntary reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(6) The ratio was 1.07% for Balanced Portfolio, before voluntary reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(7) The ratio was 0.83% for Balanced Portfolio, before voluntary reduction of adviser's fees to the effective rate of Janus Balanced Fund.

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    5

                               UNDERSTANDING THE
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights tables. The tables contain important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Portfolios' Annual Report contains additional information about each Portfolio's performance, including a comparison to an appropriate securities index. To request a copy of the Annual Report, please call or write your insurance company.

NET ASSET VALUE ("NAV") is the value of a single Share of a Portfolio. It is computed by adding the value of all of a Portfolio's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between NET ASSET VALUE, BEGINNING OF PERIOD, and NET ASSET VALUE, END OF PERIOD in the Financial Highlights tables represents the change in value of a Share of a Portfolio over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by a Portfolio, less Portfolio expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that a Portfolio paid from net investment income.

NET GAINS OR (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities a Portfolio holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that a Portfolio paid from net realized gains.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of a Portfolio's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Portfolios were not required to disclose the ratio of gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in a Portfolio's expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is a Portfolio's net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of a Portfolio's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Portfolio's securities.

AVERAGE COMMISSION RATE is the total of a Portfolio's agency commission paid on equity securities trades divided by the number of shares purchased and sold.

 6   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe a Portfolio's performance. You may see references to these terms in our newsletters or advertisements (or those published by participating insurance companies) and in media articles. Newsletters and advertisements may include comparisons of a Portfolio's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. Growth Portfolio, Aggressive Growth Portfolio, Capital Appreciation Portfolio, International Growth Portfolio, Worldwide Growth Portfolio and Balanced Portfolio generally measure performance in terms of total return, while Flexible Income Portfolio generally uses yield.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights tables show total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of a Portfolio). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Portfolio's return and are not the same as actual annual results.

YIELD shows the rate of income the Shares earn on investments as a percentage of the Share price. It is calculated by dividing a Portfolio's net investment income for a 30-day period by the average number of Shares entitled to receive dividends and dividing the result by the Share's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.

Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Portfolio for a year and Shares of that Portfolio continued to have the same yield for the entire year.

THE PORTFOLIOS IMPOSE NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN OR YIELD COMPUTATIONS. YIELD AND TOTAL RETURN FIGURES OF THE PORTFOLIOS INCLUDE THE EFFECT OF DEDUCTING EACH PORTFOLIO'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. PORTFOLIO PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    7

                            THE PORTFOLIOS IN DETAIL

This section takes a closer look at the Portfolios' investment objectives, policies and the securities in which they invest. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your investment goals, time horizon and risk tolerance before choosing a Portfolio.

Each Portfolio has an investment objective and policies that are similar to those of a Janus retail fund, as illustrated in the chart below. Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size and cash flow needs as well as the relative weightings of securities selections may result in differences in investment performance. Expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance-related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of contract fees and expenses.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Portfolio's investment objective, are not fundamental and may be changed by the Portfolios' Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for your variable insurance contract or qualified retirement plan.

  EACH OF THE PORTFOLIOS HAS A SIMILAR INVESTMENT
  OBJECTIVE AND SIMILAR INVESTMENT POLICIES TO AN EXISTING JANUS RETAIL FUND.

Growth Portfolio....................................................Janus Fund
Aggressive Growth Portfolio..............................Janus Enterprise Fund
Capital Appreciation Portfolio..............................Janus Olympus Fund
International Growth Portfolio.............................Janus Overseas Fund
Worldwide Growth Portfolio................................Janus Worldwide Fund
Balanced Portfolio.........................................Janus Balanced Fund
Flexible Income Portfolio...........................Janus Flexible Income Fund

GROWTH PORTFOLIO, AGGRESSIVE GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO, INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO ARE DESIGNED FOR LONG-TERM INVESTORS WHO SEEK GROWTH OF CAPITAL ONLY AND WHO CAN TOLERATE THE GREATER RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS.

GROWTH PORTFOLIOS
Investment Objective:..........................................Growth of Capital
Primary Holdings:..................................................Common Stocks
Shareholder's Investment Horizon:......................................Long-Term

GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

AGGRESSIVE GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital. It is a nondiversified portfolio that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Portfolio's initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 31, 1997 the MidCap Index included companies with capitalizations between approximately $218 million to $13.7 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Portfolio may also invest in smaller or larger issuers.

CAPITAL APPRECIATION PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital. It is a nondiversified portfolio that pursues its objective by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

INTERNATIONAL GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may at times invest all of its assets in fewer than five countries or even a single country.

WORLDWIDE GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. Worldwide Growth Portfolio normally invests

 8   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998
in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

TYPES OF INVESTMENTS
Each of these Portfolios invests primarily in common stocks of foreign and domestic companies. However, the percentage of each Portfolio's assets invested in common stocks will vary and each Portfolio may at times hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 12. Each Portfolio may invest to a lesser degree in other types of securities including preferred stocks, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. Some securities that the Portfolios purchase may be on a when-issued, delayed delivery or forward commitment basis. The Portfolios may invest up to 25% of their assets in mortgage- and asset-backed securities, up to 10% of their assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. No Growth Portfolio will invest 35% or more of its assets in high-yield/high-risk securities.

Although Worldwide Growth Portfolio and International Growth Portfolio are committed to foreign investing, Growth Portfolio, Aggressive Growth Portfolio and Capital Appreciation Portfolio may also invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies ("PFICs"). These Portfolios may use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 13 for a discussion of the risks associated with foreign investing and derivatives.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE GROWTH PORTFOLIOS.

Q:    HOW ARE COMMON STOCKS SELECTED?

A: Each of these Portfolios invests substantially all of its assets in common stocks to the extent the portfolio manager believes that the relevant market environment favors profitable investing in those securities. Portfolio managers generally take a "bottom up" approach to building their portfolios. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in any Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on these Portfolios' investments will be incidental to their objectives.

Q:    ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

A: Generally, yes. Portfolio managers seek companies that meet their selection criteria, regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 13.

Q:    WHAT IS THE MAIN RISK OF INVESTING IN A GROWTH PORTFOLIO?

A: Since the Growth Portfolios usually invest heavily in common stocks, the fundamental risk is that the value of the stocks a Portfolio holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on page 13.

Q:    WHAT IS MEANT BY "MARKET CAPITALIZATION"?

A: Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio which may invest in small to medium sized companies to a greater degree. Although Growth Portfolio, Capital Appreciation Portfolio, International Growth Portfolio and Worldwide Growth Portfolio do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more-established issuers.

Q:    HOW DOES A DIVERSIFIED PORTFOLIO DIFFER FROM A NONDIVERSIFIED PORTFOLIO?

A: Diversification is a means of reducing risk by investing a Portfolio's assets in a broad range of stocks or other securities. A "nondiversified"
portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the share price of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. Aggressive Growth Portfolio and Capital Appreciation Portfolio are nondiversified portfolios.

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    9

Q:    HOW DO THESE PORTFOLIOS TRY TO REDUCE RISK?

A: Diversification of a Portfolio's assets reduces the effect of any single holding on its overall portfolio value. A Portfolio may also use futures, options and other derivative instruments to protect its portfolio from movements in securities' prices and interest rates. The Portfolios may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing directly in foreign markets. See "Additional Risk Factors" on page 13. In addition, to the extent that a Portfolio holds a larger cash position, it may not participate in market declines to the same extent as if the Portfolio remained more fully invested in common stocks.

BALANCED PORTFOLIO IS DESIGNED FOR INVESTORS WHO PRIMARILY SEEK GROWTH OF CAPITAL WITH A DEGREE OF EMPHASIS ON INCOME. IT IS NOT DESIGNED FOR INVESTORS WHO DESIRE A CONSISTENT LEVEL OF INCOME.

Investment Objective:..........................................Growth of Capital
                                                 Including an Emphasis on Income
Primary Holdings:..............................................Common Stocks and
                                                     Income-Producing Securities
Shareholder's Investment Horizon:......................................Long-Term

BALANCED PORTFOLIO
The investment objective of this Portfolio is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

TYPES OF INVESTMENTS
Balanced Portfolio may invest in the types of investments previously described under "Growth Portfolios" on page 9. The Portfolio may also invest in the types of income-producing securities described for Flexible Income Portfolio except that its investments in high-yield/high-risk securities will not exceed 35% of net assets and investments in mortgage- and asset-backed securities will not exceed 25% of assets.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN BALANCED PORTFOLIO.

Q: HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO?

A: Balanced Portfolio may invest in a combination of common stocks, preferred stocks, convertible securities, debt securities and other fixed-income securities. Balanced Portfolio may shift assets between the growth and income components of its portfolio based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

Q:    WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED
      PORTFOLIO?

A: The growth component of Balanced Portfolio is expected to consist primarily of common stocks. The selection criteria for common stocks are described on page 9. Because income is a part of the investment objective of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting equity securities. Balanced Portfolio may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

Q:    WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED
      PORTFOLIO?

A: The income component of Balanced Portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of Balanced Portfolio if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

FLEXIBLE INCOME PORTFOLIO IS DESIGNED FOR THOSE INVESTORS WHO PRIMARILY SEEK CURRENT INCOME.

Investment Objective:...............................................Total Return
Primary Holdings:....................................Income-Producing Securities
Shareholder's Investment Horizon:...............................Intermediate- to
                                                                       Long-Term

FLEXIBLE INCOME PORTFOLIO
The investment objective of this Portfolio is to obtain maximum total return, consistent with preservation of capital. The Portfolio pursues its objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. As a fundamental policy, this Portfolio will invest at least 80% of its assets in income-producing securities.

Flexible Income Portfolio may invest in a wide variety of income-producing securities including corporate bonds and notes, government securities, indexed/structured securities, preferred stock, income-producing common stocks, debt securities that are convertible or exchangeable into equity securities, and debt securities that carry with them the right to acquire equity securities as evidenced by warrants attached to or acquired with the securities. The Portfolio may invest to a lesser degree in common stocks, other equity securities or debt securities that are not currently paying dividends or interest.

 10   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

The Portfolio may purchase securities of any maturity and quality and the average maturity and quality of its portfolio may vary substantially.

Flexible Income Portfolio may invest without limit in foreign securities, including those of corporate and government issuers. The Portfolio may invest without limit in high-yield/high-risk securities and may have substantial holdings of such securities. The Portfolio may invest without limit in mortgage- and asset-backed securities and in zero coupon, pay-in-kind and step coupon securities. The risks of foreign securities and high-yield securities are described under "Additional Risk Factors" on pages 13 and 14.

The Portfolio may purchase defaulted debt securities if, in the opinion of Janus Capital it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near term. Defaulted debt securities may be illiquid and subject to the Portfolio's limit on illiquid investments.

TYPES OF INVESTMENTS
In addition to the investment policies described above, the Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis, the Portfolio may also use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 13. When the portfolio manager is unable to locate investment opportunities with favorable risk/reward characteristics, the cash position of the Portfolio may increase and the Portfolio may have substantial holdings of cash or cash equivalent short-term obligations. See "General Portfolio Policies" on page 12.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN FLEXIBLE INCOME PORTFOLIO.

Q:    HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

A: A fundamental risk associated with any fund that invests in fixed-income securities (e.g., a bond fund) is the risk that the value of the securities it holds will rise or fall as interest rates change. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to rate changes than investment grade issues and may not always follow this pattern. A bond fund's average-weighted maturity and its duration are measures of how the portfolio may react to interest rate changes.

Q:    WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

A: The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as the Portfolio. Some types of bonds, such as mortgage-backed securities, which are subject to prepayment risk, and securities with call provisions, may also have an "effective maturity" that is shorter than the stated date. With respect to GNMA securities and other mortgage-backed securities, effective maturity is likely to be substantially less than the stated maturities of the mortgages in the underlying pools. With respect to obligations with call provisions, effective maturity is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

Q:    WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

A: A bond's duration indicates the time it will take an investor to recoup his or her investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

Q:    HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

A: The Portfolio may vary its average-weighted effective maturity to reflect the portfolio manager's analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk. See "Additional Risk Factors" on page 13.

Q:    WHAT IS MEANT BY "CREDIT QUALITY"?

A: Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all bond funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    11
safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

Q:    HOW IS CREDIT QUALITY MEASURED?

A: Ratings published by nationally recognized rating agencies such as Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's
Investors Service, Inc. ("Moody's") are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to Appendix B for a description of rating categories.

Q:    WHAT IS A HIGH-YIELD/HIGH-RISK SECURITY?

A: A high-yield security (also called a "junk" bond) is a debt security rated below investment grade by major rating agencies (i.e., BB or lower by
Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

Q:    WHAT RISKS DO HIGH-YIELD/HIGH-RISK SECURITIES PRESENT?

A: High-yield securities are often considered to be more speculative and involve greater risk of default or price changes due to changes in economic and industry conditions and the issuer's creditworthiness. Their market prices tend to fluctuate more than higher quality securities as a result of changes in these factors.

The default rate of lower quality debt securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur during economic recessions or periods of high interest rates. In addition, there may be a smaller market for lower quality securities than for higher quality securities, making lower quality securities more difficult to sell promptly at an acceptable price.

The junk bond market can experience sudden and sharp price swings. Because Flexible Income Portfolio may invest a significant portion of its portfolios in high-yield/high-risk securities, investors in the Portfolio should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

GENERAL PORTFOLIO POLICIES
Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION
When a Portfolio's manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, a Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Portfolios may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolios may also invest in money market funds (including funds managed by Janus Capital). When a Portfolio is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Portfolio was not hedged or remained more fully invested in stocks or bonds.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. All of the Portfolios (except Aggressive Growth and Capital Appreciation Portfolio) qualify as diversified funds under the 1940 Act and are subject to the following diversification requirements:

- As a fundamental policy, no Portfolio may own more than 10% of the outstanding voting shares of any issuer.

- As a fundamental policy, with respect to 50% of the total assets of Aggressive Growth Portfolio and Capital Appreciation Portfolio and 75% of the total assets of the other Portfolios, no Portfolio will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause a Portfolio's holdings of that issuer to amount to more than 5% of that Portfolio's total assets.

- No Portfolio will invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

- Aggressive Growth Portfolio and Capital Appreciation Portfolio reserve the right to become diversified portfolios by limiting the investments in which more than 5% of their total net assets are invested.

INTERNAL REVENUE SERVICE (IRS) LIMITATIONS
In addition to the diversification requirements stated above, each Portfolio intends to comply with the diversification requirements currently imposed by the IRS on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. More specific information may be contained in the participating insurance company's separate account prospectus.

 12   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

INDUSTRY CONCENTRATION
As a fundamental policy, no Portfolio will invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

PORTFOLIO TURNOVER
Each Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. A Portfolio may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
Each Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper and municipal lease obligations.

BORROWING AND LENDING
Each Portfolio may borrow money and lend securities or other assets, as follows:

- Each Portfolio may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- Each Portfolio may mortgage or pledge securities as collateral for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, each Portfolio may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order received from the SEC each Portfolio may borrow money from or lend money to each other and other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

ADDITIONAL RISK FACTORS

FOREIGN SECURITIES
INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, MAY INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. A Portfolio may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Portfolio holds a foreign denominated security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country. The Portfolios may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    13

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

INVESTMENTS IN SMALLER COMPANIES
SMALLER OR NEWER COMPANIES MAY SUFFER MORE SIGNIFICANT LOSSES AS WELL AS REALIZE MORE SUBSTANTIAL GROWTH THAN LARGER OR MORE ESTABLISHED ISSUERS.

Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may be subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
Each Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolios intend to use most derivative instruments primarily to hedge against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolios may also use derivative instruments for non-hedging purposes such as seeking to increase a Portfolio's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Portfolios to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Portfolio worse off than if it had not entered into the position.

Although the portfolios' managers believe the use of derivative instruments will benefit the Portfolios, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgment proves incorrect.

When a Portfolio invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Portfolio's position. Assets segregated or set aside generally may not be disposed of so long as the Portfolio maintains the positions requiring segregation or cover. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES
HIGH-YIELD/HIGH-RISK SECURITIES (OR "JUNK" BONDS) ARE DEBT SECURITIES RATED BELOW INVESTMENT GRADE BY THE PRIMARY RATING AGENCIES (SUCH AS STANDARD & POOR'S AND MOODY'S).

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield/high-risk securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield/high-risk securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower

 14   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998
quality than rated securities, may not have as broad a market as higher quality securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt.

The market prices of high-yield/high-risk securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, a Portfolio must recognize imputed interest income and pay dividend to shareholders even though it has received no cash. In some instances, the Portfolios may have to sell securities to have sufficient cash to pay the dividends.

Please refer to Appendix B for a description of bond rating categories.

SHORT SALES
Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount that a Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

SPECIAL SITUATIONS
Each Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    15

                                 MANAGEMENT OF
                                 THE PORTFOLIOS

TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Portfolio's investment objective and policies. The Trustees delegate the day-to-day management of the Portfolios to the officers of the Trust and meet at least quarterly to review the Portfolios' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

Janus Capital has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

INVESTMENT PERSONNEL
PORTFOLIO MANAGERS
LAURENCE J. CHANG is Executive Vice President and co-manager of International Growth Portfolio and Janus Overseas Fund which he has co-managed since May 1998 and April 1998, respectively. He served as assistant portfolio manager for these funds since 1996. He is also assistant portfolio manager for Worldwide Growth Portfolio and Janus Worldwide Fund. Mr. Chang joined Janus Capital in 1993 after receiving a Masters Degree in Political Science from Stanford University. From 1989 to 1993, he was a Project Director for the National Security Archives, a nonprofit research organization. He is a Chartered Financial Analyst.

JAMES P. CRAIG, III is Chief Investment Officer of Janus Capital. He is Executive Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. Mr. Craig previously managed Balanced Portfolio from September 1993 through April 1996 and has co-managed Janus Venture Fund since February 1, 1997. Mr. Craig previously managed Janus Venture Fund from its inception to December 1993 and Janus Balanced Fund from December 1993 to December 1995. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

JAMES P. GOFF is Executive Vice President and portfolio manager of Aggressive Growth Portfolio which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise Fund since its inception. Mr. Goff has co-managed or managed Janus Venture Fund from December 1993 to February 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

HELEN YOUNG HAYES is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth Portfolio which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

BLAINE P. ROLLINS is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996. Mr. Rollins has managed Equity Income Portfolio since inception. He is an assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since June 1996. He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of

 16   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

SCOTT W. SCHOELZEL is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception. He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus Fund from its inception to August 1997. Mr. Schoelzel joined Janus Capital in January 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager at Founders Asset Management, Denver, Colorado. He holds a Bachelor of Arts in Business from Colorado College.

RONALD V. SPEAKER is Executive Vice President and portfolio manager of Flexible Income Portfolio which he has managed or co-managed since its inception. He previously served as co-manager of High-Yield Portfolio, from its inception to May 1998. He managed Short-Term Bond Portfolio from its inception through April 1996. Mr. Speaker joined Janus Capital in 1986. He has managed or co-managed Janus Flexible Income Fund since December 1991 and previously managed both Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from inception through December 1995. He previously managed or co-managed Janus High-Yield Fund from its inception to February 1998. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.

In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

ASSISTANT PORTFOLIO MANAGERS
DAVID C. DECKER is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios or Janus Capital's other advisory clients. See the SAI for more detailed information.

MANAGEMENT EXPENSES AND
EXPENSE LIMITS
Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate):

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    17

                         AVERAGE DAILY
                           NET ASSETS       ANNUAL RATE    EXPENSE LIMIT
    FEE SCHEDULE          OF PORTFOLIO     PERCENTAGE(%)   PERCENTAGE(%)
-------------------------------------------------------------------------
Growth Portfolio       First $300 Million  0.75            N/A(1)
                       Next $200 Million   0.70
                       Over $500 Million   0.65
-------------------------------------------------------------------------
Aggressive Growth      First $300 Million  0.75            N/A(1)
  Portfolio            Next $200 Million   0.70
                       Over $500 Million   0.65
-------------------------------------------------------------------------
Capital Appreciation   First $300 Million  0.75            1.25(1)(2)
  Portfolio            Next $200 Million   0.70
                       Over $500 Million   0.65
-------------------------------------------------------------------------
International Growth   First $300 Million  0.75            N/A(1)
  Portfolio            Next $200 Million   0.70
                       Over $500 Million   0.65
-------------------------------------------------------------------------
Worldwide Growth       First $300 Million  0.75            N/A(1)
  Portfolio            Next $200 Million   0.70
                       Over $500 Million   0.65
-------------------------------------------------------------------------
Balanced Portfolio     First $300 Million  0.75            N/A(1)
                       Next $200 Million   0.70
                       Over $500 Million   0.65
-------------------------------------------------------------------------
Flexible Income        First $300 Million  0.65            1.00(3)
  Portfolio            Over $300 Million   0.55
-------------------------------------------------------------------------

 (1) Janus Capital has agreed to reduce each of these Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital may terminate this fee reduction or any of the expense limitations set forth above at any time upon at least 90 days' notice to the Trustees. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund, Janus Enterprise Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Worldwide Fund and Janus Balanced Fund were .65%, .72%, .70%, .66%, .65% and .73%, respectively, for the quarter ended March 31, 1998.
 (2) Janus Capital has agreed to limit the expenses of Capital Appreciation Portfolio to 1.25% of average net assets through at least May 1, 1999.
 (3) Janus Capital may terminate or modify the expense limitation at any time upon at least 90 days' notice to the Trustees.

Differences in the actual management fees incurred by the Portfolios are due primarily to variances in the asset sizes of the corresponding retail funds. As asset size increases, the annual rate of the management fee rate declines in accordance with the above schedule. In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

The fee schedule for Growth, Aggressive Growth, Capital Appreciation, International Growth, Worldwide Growth and Balanced Portfolios was effective July 1, 1997.

During the most recent fiscal year (or period) the Portfolios paid the following management fees expressed as a percentage of average net assets: Growth Portfolio .65%; Aggressive Growth Portfolio .73%; Capital Appreciation Portfolio
 .74%; International Growth Portfolio .67%; Worldwide Growth Portfolio .66%, and Balanced Portfolio .76%.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of each Portfolio are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Portfolio's transactions and recognizing brokerage, research and other services provided to the Portfolio and to Janus Capital. Janus Capital may consider sales of shares of the Portfolios or other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase a Portfolio's shares as a factor in the selection of broker-dealers to execute portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. The Portfolios' Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Portfolio are effected with that broker-dealer, the commissions payable by the Portfolio are credited against certain Portfolio operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Portfolios with administrative and other services.

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

Janus Service Corporation is a wholly-owned subsidiary of Janus Capital.

OTHER INFORMATION

ORGANIZATION
The Trust is a "mutual fund" that was organized as a Delaware business trust on May 20, 1993. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. The Trust consists of twelve separate series, seven of which are offered by this Prospectus.

Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this Prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to participant directed qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional

 18   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998
information about the Retirement Shares, please call 1-800-525-0020.

SHAREHOLDER MEETINGS AND VOTING RIGHTS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific class or Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each class or Portfolio only if a matter affects or requires the vote of only that class or Portfolio or the interest of a class or Portfolio in the matter differs from the interest of the other class or Portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own. An insurance company issuing a variable contract invested in Shares of a Portfolio will request voting instructions from variable contract holders. Under current law, the insurance company must vote all Shares held by the separate account in proportion to the voting instructions received.

CONFLICTS OF INTEREST
Each Portfolio's shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain participant directed qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners arising out of the fact that each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any anticipated disadvantages or material irreconcilable conflicts to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investments in one or more Portfolios or substitute shares of another Portfolio. If this occurs, a Portfolio may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Portfolio to any separate account or may suspend or terminate the offering of a Portfolio's shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve a Portfolio's investment objective by investing all of that Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Portfolio. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

YEAR 2000
Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Portfolios with service at current levels.

THE VALUATION OF SHARES
The NAV of the Shares of a Portfolio is determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., New York time) each day that the NYSE is open. NAV per Share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding.

Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    19

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
TO AVOID TAXATION OF THE PORTFOLIOS, THE INTERNAL REVENUE CODE REQUIRES EACH PORTFOLIO TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. ORDINARY INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS, IF ANY, ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS. EACH CLASS OF EACH PORTFOLIO MAKES SEMIANNUAL DISTRIBUTIONS IN JUNE AND DECEMBER OF SUBSTANTIALLY ALL OF ITS INVESTMENT INCOME AND AN ANNUAL DISTRIBUTION IN JUNE OF ITS NET REALIZED GAINS, IF ANY. ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS FROM SHARES OF A PORTFOLIO WILL BE AUTOMATICALLY REINVESTED INTO ADDITIONAL SHARES OF THAT PORTFOLIO.

HOW DISTRIBUTIONS AFFECT NAV
Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the Portfolio's Share price on December 31 would be $9.75, barring market fluctuations.

TAXES
TAXES ON DISTRIBUTIONS
Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment in the Shares depends on the features of the variable insurance contracts purchased from a participating insurance company. Further information may be found in the prospectus of the separate account offering such contract.

TAXATION OF THE PORTFOLIOS
Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 20   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

                              SHAREHOLDER'S GUIDE

INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PURCHASES
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio.

All investments in the Portfolios are credited to a participating insurance company's separate account or a qualified plan immediately upon acceptance of the investment by a Portfolio. Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio.

Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Any Portfolio may discontinue sales of its shares if management believes that a substantial further increase may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.

REDEMPTIONS
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS
Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    21

                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objective and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

 22   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable securities.

II. FUTURES, OPTIONS
AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    23
underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

 24   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

                                   APPENDIX B

EXPLANATION OF RATING CATEGORIES
The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES

    BOND RATING                     EXPLANATION
--------------------------------------------------------------
INVESTMENT GRADE
AAA                   Highest rating; extremely strong
                      capacity to pay principal and interest.
AA                    High quality; very strong capacity to
                      pay principal and interest.
A                     Strong capacity to pay principal and
                      interest; somewhat more susceptible to
                      the adverse effects of changing
                      circumstances and economic conditions.
BBB                   Adequate capacity to pay principal and
                      interest; normally exhibit adequate
                      protection parameters, but adverse
                      economic conditions or changing
                      circumstances more likely to lead to a
                      weakened capacity to pay principal and
                      interest than for higher rated bonds.
NON-INVESTMENT GRADE
BB, B, CCC, CC, C     Predominantly speculative with respect
                      to the issuer's capacity to meet
                      required interest and principal
                      payments. BB - lowest degree of
                      speculation; C - the highest degree of
                      speculation. Quality and protective
                      characteristics outweighed by large
                      uncertainties or major risk exposure to
                      adverse conditions.
D                     In default.
--------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

INVESTMENT GRADE
Aaa                   Highest quality, smallest degree of
                      investment risk.
Aa                    High quality; together with Aaa bonds,
                      they compose the high-grade bond group.
A                     Upper-medium grade obligations; many
                      favorable investment attributes.
Baa                   Medium-grade obligations; neither highly
                      protected nor poorly secured. Interest
                      and principal appear adequate for the
                      present but certain protective elements
                      may be lacking or may be unreliable over
                      any great length of time.
NON-INVESTMENT GRADE
Ba                    More uncertain, with speculative
                      elements. Protection of interest and
                      principal payments not well safeguarded
                      during good and bad times.
B                     Lack characteristics of desirable
                      investment; potentially low assurance of
                      timely interest and principal payments
                      or maintenance of other contract terms
                      over time.
Caa                   Poor standing, may be in default;
                      elements of danger with respect to
                      principal or interest payments.
Ca                    Speculative in a high degree; could be
                      in default or have other marked
                      shortcomings.
C                     Lowest-rated; extremely poor prospects
                      of ever attaining investment standing.
--------------------------------------------------------------

* Unrated securities are treated as noninvestment grade unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities may be treated as investment grade so long as at least one major agency has rated the security as investment grade.

SECURITIES HOLDINGS BY RATING CATEGORY
During the fiscal year ended December 31, 1997, the percentage of securities holdings for the Flexible Income Portfolio by rating category based upon a weighted monthly average was:

BONDS - S&P RATING   FLEXIBLE INCOME PORTFOLIO
AAA                              21%
AA                                0%
A                                15%
BBB                              12%
BB                               11%
B                                27%
CCC                               1%
CC                                0%
C                                 0%
Preferred Stock                   2%
Cash and Options                 11%
----------------------------------------------
TOTAL                           100%
----------------------------------------------

No other Portfolio held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended December 31, 1997.

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    25

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                               JANUS ASPEN SERIES
                                   PROSPECTUS
                                Growth Portfolio
                          Aggressive Growth Portfolio
                         Capital Appreciation Portfolio
                         International Growth Portfolio
                           Worldwide Growth Portfolio
                               Balanced Portfolio
                           Flexible Income Portfolio


                                 [JANUS LOGO]



            P.O. Box 173375 o Denver, CO 80217-3375 o 1-800-525-1068
                                     (5/98)

                               JANUS ASPEN SERIES

                                   Prospectus

                                  MAY 1, 1998

This prospectus describes four mutual funds, each of which has its own investment objective and policies (the "Portfolios"). Each Portfolio is a series of Janus Aspen Series (the "Trust") and currently offers two classes of shares. The Institutional Shares are sold under the name "Janus Aspen Series." The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Institutional Shares of each Portfolio (collectively, the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Portfolio. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $80 billion in assets.

The Trust sells and redeems its shares at net asset value without any sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

This Prospectus contains information about the Shares that a prospective purchaser of a variable insurance contract or plan participant should consider before allocating purchase payments or premiums to the Portfolio. It should be read carefully in conjunction with the separate account prospectus of the specific insurance product that accompanies this Prospectus and retained for future reference. Additional information about the Shares is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated May 1, 1998 is incorporated by reference into this Prospectus. Copies of the SAI are available upon request and without charge by writing or calling your insurance company or plan sponsor.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS ASPEN SERIES PROSPECTUS                                        MAY 1, 1998

                                    CONTENTS

THE PORTFOLIOS AT A GLANCE
Brief description of the Portfolios.........................    2
EXPENSE INFORMATION
Each Portfolio's annual operating expenses..................    3
Financial Highlights -- a summary of financial data.........    4
PERFORMANCE TERMS
An explanation of performance terms.........................    7
THE PORTFOLIOS IN DETAIL
Investment Objectives and Policies of the Growth and
   Combination Portfolios...................................    8
General Portfolio Policies of the Portfolios other than
  Money Market Portfolio....................................   10
Additional Risk Factors.....................................   11
MONEY MARKET PORTFOLIO
Investment Objectives, Policies and Techniques..............   13
MANAGEMENT OF THE PORTFOLIO
Investment Adviser and Investment Personnel.................   16
Personal Investing..........................................   16
Management Expenses and Expense Limits......................   17
Portfolio Transactions......................................   17
Other Service Providers.....................................   17
Other Information...........................................   17
DISTRIBUTIONS AND TAXES
Distributions...............................................   19
Taxes.......................................................   19
SHAREHOLDER'S GUIDE
Purchases...................................................   20
Redemptions.................................................   20
Shareholder Communications..................................   20
APPENDIX A
Glossary of Investment Terms................................   21
APPENDIX B
Explanation of Rating Categories............................   24

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    1

                             PORTFOLIOS AT A GLANCE

This section is designed to provide you with a brief overview of the Portfolios and their investment emphasis. A more detailed discussion of the Portfolios' investment objectives and policies begins on page 8.

CAPITAL APPRECIATION PORTFOLIO
Focus: A nondiversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of issuers of any size.
Inception: May 1997
Manager: Scott W. Schoelzel

WORLDWIDE GROWTH PORTFOLIO
Focus: A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.
Inception: September 1993
Manager: Helen Young Hayes
Assistant Manager: Laurence J. Chang

BALANCED PORTFOLIO
Focus: A diversified portfolio that seeks long-term growth of capital, balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.
Inception: September 1993
Manager: Blaine P. Rollins

MONEY MARKET PORTFOLIO
Focus: A money market mutual fund that seeks maximum current income to the extent consistent with stability of capital. The Portfolio seeks to achieve this objective by investing primarily in high quality debt obligations and obligations of financial institutions.
Inception: May 1995
Manager: Sharon S. Pichler

 2   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

                              EXPENSE INFORMATION

The following tables and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF COSTS AND EXPENSES, AS THE TABLES AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

    SHAREHOLDER TRANSACTION EXPENSES

         Maximum sales load imposed on purchases                       None
         Maximum sales load imposed on reinvested dividends            None
         Deferred sales charges on redemptions                         None
         Redemption fee                                                None
         Exchange fee                                                  None

ANNUAL OPERATING EXPENSES (after fee waivers and reductions)(1)
(expressed as a percentage of average net assets)

------------------------------------------------------------------------------------------------------------------
                                                              MANAGEMENT                       TOTAL OPERATING
                                                                  FEE        OTHER EXPENSES       EXPENSES
------------------------------------------------------------------------------------------------------------------

Capital Appreciation Portfolio(2)                                0.23%           1.03%              1.26%
Worldwide Growth Portfolio                                       0.66%           0.08%              0.74%
Balanced Portfolio                                               0.76%           0.07%              0.83%
Money Market Portfolio                                           0.22%           0.28%              0.50%
 -----------------------------------------------------------------------------------------------------------------

(1) Management fees for Capital Appreciation, Worldwide Growth and Balanced Portfolios reflect a reduced fee schedule effective July 1, 1997. The management fee for each of these Portfolios reflects the new rate applied to net assets as of December 31, 1997. Other expenses are based on the gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for Capital Appreciation, Worldwide Growth and Balanced Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Without such waivers or reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been: 1.14%, 1.05%, and 2.19% for Capital Appreciation Portfolio; 0.72%, 0.09%, and 0.81% for Worldwide Growth Portfolio; 0.77%, 0.06%, and 0.83% for Balanced Portfolio; and 0.25%, 0.30%, and 0.55% for Money Market Portfolio, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

(2) Based on annualized expenses incurred during the initial fiscal period.

EXAMPLE

Assume you invest $1,000, the Shares of the Portfolios return 5% annually and each Portfolio's expense ratio remains as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Shares of the Portfolios.

----------------------------------------------------------------------------------------------------------------
                                                              1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------------------

Capital Appreciation Portfolio                                 $13          $40          $69          $152
Worldwide Growth Portfolio                                     $ 8          $24          $41          $ 92
Balanced Portfolio                                             $ 8          $26          $46          $103
Money Market Portfolio                                         $ 5          $16          $28          $ 63
 ---------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    3

                              FINANCIAL HIGHLIGHTS

Unless otherwise noted, the information below is for fiscal periods ending on December 31st of each year. The accounting firm of Price Waterhouse LLP has audited the Portfolios' financial statements since their inception. Their report is included in the Portfolios' Annual Report, which is incorporated by reference into the SAI. A DETAILED EXPLANATION OF THE FINANCIAL HIGHLIGHTS CAN BE FOUND ON PAGE 6.

                                                   CAPITAL
                                                 APPRECIATION
                                                  PORTFOLIO                       WORLDWIDE GROWTH PORTFOLIO
             INSTITUTIONAL SHARES                  1997(2)          1997         1996        1995        1994        1993(1)
---------------------------------------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD            $10.00           $19.44      $15.31      $12.07      $11.89        $10.00
---------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                              .05              .16         .16         .11         .04           .02
 3. Net gains or (losses) on securities (both
    realized and unrealized)                          2.61             4.14        4.27        3.19         .14          1.89
---------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations                  2.66             4.30        4.43        3.30         .18          1.91
---------------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)           (.04)            (.17)       (.17)       (.06)          --         (.01)
 6. Dividends (in excess of net investment
    income)                                             --            (.02)          --          --          --            --
 7. Tax return of capital distributions                 --               --          --          --          --            --
 8. Distributions (from capital gains)                  --            (.16)       (.13)          --          --         (.01)
---------------------------------------------------------------------------------------------------------------------------------
 9. Total distributions                              (.04)            (.35)       (.30)       (.06)          --         (.02)
-----------------------------------------------------------------------------------------------------------------------------
10. NET ASSET VALUE, END OF PERIOD                  $12.62           $23.39      $19.44      $15.31      $12.07        $11.89
---------------------------------------------------------------------------------------------------------------------------------
11. Total return*                                   26.60%           22.15%      29.04%      27.37%       1.53%        19.10%
---------------------------------------------------------------------------------------------------------------------------------
12. Net assets, end of period (in thousands)        $6,833       $1,576,548    $582,603    $108,563     $37,728        $4,856
13. Average net assets for the period (in
    thousands)                                      $2,632       $1,148,951    $304,111     $59,440     $22,896        $2,200
14. Ratio of gross expenses to average net
    assets**                                         1.26%(8)         0.74%(8)    0.80%(7)    0.90%(6)      N/A           N/A
15. Ratio of net expenses to average net
    assets**                                         1.25%            0.74%       0.80%       0.87%       1.18%(3)(5)    0.25%(4)
16. Ratio of net investment income to average
    net assets**                                     1.43%            0.67%       0.83%       0.95%       0.50%         0.84%
17. Portfolio turnover rate**                         101%              80%         62%        113%        217%           57%
18. Average commission rate                        $0.0375          $0.0337     $0.0345         N/A         N/A           N/A
---------------------------------------------------------------------------------------------------------------------------------

*  Total return not annualized for periods of less than one year.
** Annualized for periods of less than one full year.
(1) September 13, 1993 (inception) to December 31, 1993.
(2) May 1, 1997 (inception) to December 31, 1997.
(3) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(4) The ratio was 2.71% for Worldwide Growth Portfolio before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 1.49% for Worldwide Growth Portfolio before voluntary reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 1.09% for Worldwide Growth Portfolio before voluntary reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(7) The ratio was 0.91% for Worldwide Growth Portfolio before voluntary reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(8) The ratio was 2.19% and 0.81% for Capital Appreciation Portfolio and Worldwide Growth Portfolio before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of the corresponding Janus retail fund.

 4   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

                                                                    BALANCED PORTFOLIO
       INSTITUTIONAL SHARES                  1997           1996           1995           1994           1993(1)
----------------------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF
    PERIOD                                   $14.77         $13.03         $10.63        $10.64           $10.00
----------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                       .34            .32            .17           .15              .08
 3. Net gains or (losses) on
    securities (both realized and
    unrealized)                                2.89           1.81           2.45         (.06)              .64
----------------------------------------------------------------------------------------------------------------
 4. Total from investment
    operations                                 3.23           2.13           2.62           .09              .72
----------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment
    income)                                   (.35)          (.30)          (.22)         (.10)            (.08)
 6. Tax return of capital
    distributions                                --
 7. Distributions (from capital
    gains)                                    (.18)          (.09)             --            --               --
----------------------------------------------------------------------------------------------------------------
 8. Total distributions                       (.53)          (.39)          (.22)         (.10)            (.08)
----------------------------------------------------------------------------------------------------------------
 9. NET ASSET VALUE, END OF PERIOD           $17.47         $14.77         $13.03        $10.63           $10.64
----------------------------------------------------------------------------------------------------------------
10. Total return*                            22.10%         16.18%         24.79%         0.84%            7.20%
----------------------------------------------------------------------------------------------------------------
11. Net assets, end of period (in
    thousands)                             $362,409        $85,480        $14,021        $3,153             $537
12. Average net assets for the
    period (in thousands)                  $176,432        $43,414         $5,739        $2,336             $521
13. Ratio of gross expenses to
    average net assets**                      0.83%(7)       0.94%(6)       1.37%(5)        N/A              N/A
14. Ratio of net expenses to
    average net assets**                      0.82%          0.92%          1.30%         1.57%(2)(4)      0.25%(3)
15. Ratio of net investment income
    to average net assets**                   2.87%          2.92%          2.41%         1.90%            2.69%
16. Portfolio turnover rate**                  139%           103%           149%          158%             126%
17. Average commission rate                 $0.0456        $0.0426            N/A           N/A              N/A
----------------------------------------------------------------------------------------------------------------

                                            MONEY MARKET PORTFOLIO
       INSTITUTIONAL SHARES           1997           1996          1995(8)
----------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF
    PERIOD                             $1.00          $1.00         $1.00
-------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                .05            .05           .04
 3. Net gains or (losses) on
    securities (both realized and
    unrealized)                           --             --            --
----------------------------------------------------------------------------------------------------
 4. Total from investment
    operations                           .05            .05           .04
-------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment
    income)                            (.05)          (.05)         (.04)
 6. Tax return of capital
    distributions                         --             --            --
 7. Distributions (from capital
    gains)                                --
----------------------------------------------------------------------------------------------------------------
 8. Total distributions                (.05)          (.05)         (.04)
----------------------------------------------------------------------------------------------------------------
 9. NET ASSET VALUE, END OF PERIOD     $1.00          $1.00         $1.00
----------------------------------------------------------------------------------------------------------------
10. Total return*                      5.17%          5.05%         3.63%
----------------------------------------------------------------------------------------------------------------
11. Net assets, end of period (in
    thousands)                       $15,374         $6,016        $1,735
12. Average net assets for the
    period (in thousands)             $8,926         $3,715        $1,543
13. Ratio of gross expenses to
    average net assets**               0.50%          0.50%         0.50%
14. Ratio of net expenses to
    average net assets**               0.50%(11)      0.50%(10)     0.50%(9)
15. Ratio of net investment income
    to average net assets**            5.17%          4.93%         5.30%
16. Portfolio turnover rate**            N/A            N/A           N/A
17. Average commission rate              N/A            N/A           N/A
----------------------------------------------------------------------------------------------------------------

  * Total return not annualized for periods of less than one year.
 ** Annualized for periods of less than one full year.
 (1) September 13, 1993 (inception) to December 31, 1993.
 (2) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
 (3) The ratio was 7.92% for Balanced Portfolio before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of Janus Balanced Fund.
 (4) The ratio was 1.74% for Balanced Portfolio before voluntary reduction of adviser's fees to the effective rate of Janus Balanced Fund.
 (5) The ratio was 1.55% for Balanced Portfolio before voluntary reduction of adviser's fees to the effective rate of Janus Balanced Fund.
 (6) The ratio was 1.07% for Balanced Portfolio before voluntary reduction of adviser's fees to the effective rate of Janus Balanced Fund.
 (7) The ratio was 0.83% for Balanced Portfolio before voluntary reduction of adviser's fees to the effective rate of Janus Balanced Fund.
 (8) May 1, 1995 (inception) to December 31, 1996.
 (9) The ratio for the Money-Market Fund was 1.07% before waiver of certain fees incurred by the Portfolio.
(10) The ratio for the Money-Market Fund was 0.78% before waiver of certain fees incurred by the Portfolio.
(11) The ratio for the Money-Market Fund was 0.55% before waiver of certain fees incurred by the Portfolio.

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    5

                               UNDERSTANDING THE
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights table. The table contains important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Portfolio's Annual Report contains additional information about each Portfolio's performance, including a comparison to an appropriate securities index. To request a copy of the Annual Report, please call or write your insurance company.

NET ASSET VALUE ("NAV") is the value of a single Share of a Portfolio. It is computed by adding the value of all of a Portfolio's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between NET ASSET VALUE, BEGINNING OF PERIOD, and NET ASSET VALUE, END OF PERIOD in the Financial Highlights table represents the change in value of the Share of a Portfolio over the fiscal period, but not its total return. The NAV of the Money Market Portfolio's Shares is expected to be $1.00.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by a Portfolio, less Portfolio expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that a Portfolio paid from net investment income.

NET GAINS OR (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities a Portfolio holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that a Portfolio paid from net realized gains.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of a Portfolio's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Portfolios were not required to disclose the ratio of gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in a Portfolio's expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is a Portfolio's net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of a Portfolio's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Portfolio's securities. The Money Market Portfolio does not calculate portfolio turnover.

AVERAGE COMMISSION RATE is the total of a Portfolio's agency commission paid on equity securities trades divided by the number of shares purchased and sold.

 6   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe a Portfolio's performance. You may see references to these terms in our newsletters or advertisements (or those published by participating insurance companies) and in media articles. Newsletters and advertisements may include comparisons of a Portfolio's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. Capital Appreciation Portfolio, Worldwide Growth Portfolio and Balanced Portfolio generally measure performance in terms of total return, while Money Market Portfolio generally uses yield.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights table shows total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of a Portfolio). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Portfolio's return and are not the same as actual annual results.

YIELD shows the rate of income the Shares earn on investments as a percentage of the Share price. It is calculated by dividing net investment income for a 30-day period (7-day period for the Money Market Portfolio) by the average number of Shares entitled to receive dividends and dividing the result by the Share's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.

Yields are calculated according to standardized SEC formulas and may not be equal to the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Portfolio for a year and the Shares of that Portfolio continued to have the same yield for the entire year.

EFFECTIVE YIELD is similar to yield in that it is calculated over the same time frame, but instead the net investment income is compounded and then annualized. Due to the compounding effect, the effective yield will normally be higher than the yield.

THE PORTFOLIOS IMPOSE NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. YIELD AND TOTAL RETURN FIGURES INCLUDE THE EFFECT OF DEDUCTING EACH PORTFOLIO'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. PORTFOLIO PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    7

                            THE PORTFOLIOS IN DETAIL

This section takes a closer look at the Portfolios' investment objectives, policies and the securities in which they invest. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your investment goals, time horizon and risk tolerance before choosing a Portfolio.

Each Portfolio has an investment objective and policies that are similar to those of a Janus retail fund, as illustrated in the chart below. Although it is anticipated that each Portfolio and its corresponding Janus retail fund will hold similar securities, differences in asset size and cash flow needs as well as the relative weightings of securities selections may result in differences in investment performance. Expenses of each Portfolio and its corresponding Janus retail fund are expected to differ. The variable contract owner will also bear various insurance-related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of contract fees and expenses.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Portfolios' investment objective, are not fundamental and may be changed by the Portfolios' Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for your variable insurance contract or qualified retirement plan.
  EACH OF THE PORTFOLIOS HAS A SIMILAR INVESTMENT
  OBJECTIVE AND SIMILAR INVESTMENT POLICIES TO AN EXISTING JANUS RETAIL FUND.

Capital Appreciation Portfolio..............................Janus Olympus Fund
Worldwide Growth Portfolio................................Janus Worldwide Fund
Balanced Portfolio.........................................Janus Balanced Fund
Money Market Portfolio.................................Janus Money Market Fund

CAPITAL APPRECIATION PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO ARE DESIGNED FOR LONG-TERM INVESTORS WHO SEEK GROWTH OF CAPITAL ONLY AND WHO CAN TOLERATE THE GREATER RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS.

GROWTH PORTFOLIOS
Investment Objective:..........................................Growth of Capital
Primary Holdings:..................................................Common Stocks
Shareholder's Investment Horizon:......................................Long-Term

CAPITAL APPRECIATION PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital. It is a nondiversified portfolio that pursues its objective by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

WORLDWIDE GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. Worldwide Growth Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

TYPES OF INVESTMENTS
Capital Appreciation and Worldwide Growth Portfolios invest primarily in common stocks of foreign and domestic companies. However, the percentage of each Portfolio's assets invested in common stocks will vary and each Portfolio may at times, hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 10. The Portfolios may invest to a lesser degree in other types of securities including preferred stocks, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. Some securities that the Portfolio purchases may be on a when-issued, delayed delivery or forward commitment basis. The Portfolios may invest up to 25% of their assets in mortgage- and asset-backed securities, up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. Neither Portfolio will invest 35% or more of its assets in high-yield/high-risk securities.

Although Worldwide Growth Portfolio is committed to foreign investing, Capital Appreciation Portfolio may also invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies ("PFICs"). These Portfolios may use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 11 for a discussion of the risks associated with foreign investing and derivatives.

 8   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE GROWTH PORTFOLIOS.

Q:    HOW ARE COMMON STOCKS SELECTED?

A: Both of the Portfolios invest substantially all of their assets in common stocks to the extent their portfolio managers believe that the relevant market environment favors profitable investing in those securities. Portfolio managers generally take a "bottom up" approach to building the portfolio. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in any Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on these Portfolio's investments will be incidental to their objectives.

Q:    ARE THE SAME CRITERIA USED TO SELECT
      FOREIGN SECURITIES?

A: Generally, yes. Portfolio managers seek companies that meet their selection criteria, regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 11.

Q:    WHAT IS THE MAIN RISK OF INVESTING IN A GROWTH PORTFOLIO?

A: Since the Growth Portfolios usually invest heavily in common stocks, the fundamental risk is that the value of the stocks a Portfolio holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on page 11.

Q:    WHAT IS MEANT BY "MARKET CAPITALIZATION"?

A: Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although Worldwide Growth Portfolio and Capital Appreciation Portfolio do not emphasize companies of any particular size, Portfolios with a larger asset base is more likely to invest in larger, more-established issuers.

Q:    HOW DOES A DIVERSIFIED PORTFOLIO DIFFER FROM A NONDIVERSIFIED PORTFOLIO?

A: Diversification is a means of reducing risk by investing a Portfolio's assets in a broad range of stocks or other securities. A "nondiversified"
portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the share price of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. Capital Appreciation is a nondiversified portfolio.

Q:    HOW DO THESE PORTFOLIOS TRY TO REDUCE RISK?

A: Diversification of a Portfolio's assets reduces the effect of any single holding on its overall portfolio value. The Portfolio may also use futures, options and other derivative instruments to protect its portfolio from movements in securities' prices and interest rates. The Portfolios may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing directly in foreign markets. See "Additional Risk Factors" on page 11. In addition, to the extent that a Portfolio holds a larger cash position, it may not participate in market declines to the same extent as if the Portfolio remained more fully invested in common stocks.

BALANCED PORTFOLIO IS DESIGNED FOR INVESTORS WHO PRIMARILY SEEK GROWTH OF CAPITAL WITH A DEGREE OF EMPHASIS ON INCOME. IT IS NOT DESIGNED FOR INVESTORS WHO DESIRE A CONSISTENT LEVEL OF INCOME.

Investment Objective:..........................................Growth of Capital
                                                 Including an Emphasis on Income
Primary Holdings:..............................................Common Stocks and
                                                     Income-Producing Securities
Shareholder's Investment Horizon:......................................Long-Term

BALANCED PORTFOLIO
The investment objective of this Portfolio is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

TYPES OF INVESTMENTS
Balanced Portfolio may invest in a combination of common stocks, preferred stocks, convertible securities, debt securities and other fixed income securities. Balanced Portfolio may also

JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    9
invest in the types of investments previously described under "Growth Portfolios" on page 8. Although Balanced Portfolio places some emphasis on the income objective, investors should keep in mind that the Portfolio is not designed to produce a consistent level of income.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN BALANCED PORTFOLIO.

Q: HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO?

A: Balanced Portfolio may shift assets between the growth and income components of its portfolio based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

Q:   WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED
     PORTFOLIO?

A:      The growth component of Balanced Portfolio is expected to consist primarily of common stocks. The selection criteria for common stocks are described on page 9. Because income is a part of the investment objective of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting equity securities. Balanced Portfolio may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

Q:   WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED
     PORTFOLIO?

A: The income component of Balanced Portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of Balanced Portfolio if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

GENERAL PORTFOLIO POLICIES OF THE PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO Unless otherwise stated, each of the following policies applies to all of the Portfolios other than Money Market Portfolio. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION
When a Portfolio's manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, a Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, a Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. A larger hedged position and/or larger cash position may serve as a means of preserving capital in unfavorable market conditions.

Securities that a Portfolio may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolios may also invest in money market funds (including funds managed by Janus Capital). When a Portfolio is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if a Portfolio was not hedged or remained more fully invested in stocks or bonds.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. All of the Portfolios (except Capital Appreciation Portfolio) qualify as diversified funds under the 1940 Act and are subject to the following diversification requirements:

- As a fundamental policy, no Portfolio may own more than 10% of the outstanding voting shares of any issuer.

- As a fundamental policy, with respect to 50% of the total assets of Capital Appreciation Portfolio and 75% of the total assets of the other Portfolios, no Portfolio will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause a Portfolio's holdings of that issuer to amount to more than 5% of that Portfolio's total assets.

- No Portfolio will invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

- Capital Appreciation Portfolio reserves the right to become a diversified portfolio by limiting the investments in which more than 5% of its total net assets are invested.

INTERNAL REVENUE SERVICE (IRS) LIMITATIONS
In addition to the diversification requirements stated above, the Portfolios intend to comply with the diversification requirements currently imposed by the IRS on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. More specific information may be contained in the participating insurance company's separate account prospectus.

 10   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

INDUSTRY CONCENTRATION
As a fundamental policy, no Portfolio will invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

PORTFOLIO TURNOVER
Each Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. A Portfolio may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
Each Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper and municipal lease obligations.

BORROWING AND LENDING
Each Portfolio may borrow money and lend securities or other assets, as follows:

- Each Portfolio may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- Each Portfolio may mortgage or pledge securities as collateral for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, each Portfolio may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order from the SEC, each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

ADDITIONAL RISK FACTORS OF THE PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO FOREIGN SECURITIES
INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, MAY INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. A Portfolio may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country. The Portfolios may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk,

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    11
because their values depend on the performance of a foreign security denominated in its home currency.

INVESTMENTS IN SMALLER COMPANIES
SMALLER OR NEWER COMPANIES MAY SUFFER MORE SIGNIFICANT LOSSES AS WELL AS REALIZE MORE SUBSTANTIAL GROWTH THAN LARGER OR MORE ESTABLISHED ISSUERS.

Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may be subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
Each Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolios intend to use most derivative instruments primarily to hedge against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolios may also use derivative instruments for non-hedging purposes such as seeking to increase its income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Portfolios to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Portfolio worse off than if it had not entered into the position.

Although the Portfolios' managers believe the use of derivative instruments will benefit the Portfolios, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgment proves incorrect.

When a Portfolio invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Portfolio's position. Assets segregated or set aside generally may not be disposed of so long as the Portfolio maintains the positions requiring segregation or cover. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES
HIGH-YIELD/HIGH-RISK SECURITIES (OR "JUNK" BONDS) ARE DEBT SECURITIES RATED BELOW INVESTMENT GRADE BY THE PRIMARY RATING AGENCIES (SUCH AS STANDARD & POOR'S AND MOODY'S).

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield/high-risk securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield/high-risk securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt.

 12   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

The market prices of high-yield/high-risk securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, a Portfolio must recognize imputed interest income and pay dividends to shareholders even though it has received no cash. In some instances, the Portfolio may have to sell securities to have sufficient cash to pay the dividends.

Please refer to Appendix B for a description of bond rating categories.

SHORT SALES
Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount that a Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

SPECIAL SITUATIONS
Each Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.

MONEY MARKET PORTFOLIO IS DESIGNED FOR INVESTORS WHO PRIMARILY SEEK MAXIMUM CURRENT INCOME TO THE EXTENT CONSISTENT WITH STABILITY OF CAPITAL.

MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to seek maximum current income to the extent consistent with stability of capital. There can be no assurance that the Portfolio will achieve its investment objective or be able to maintain a stable net asset value of $1.00 per share.

INVESTMENT POLICIES
The Portfolio will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital, the Portfolio's investment adviser, pursuant to procedures adopted by the Trustees. The Portfolio may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940) and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as defined below), the Portfolio will not invest more than 5% of its total assets in the securities of any one issuer. Investment in demand features, guarantees and other types of instruments are subject to the diversification limits under Rule 2a-7. The Portfolio may not invest more than 25% of its total assets in any one industry, except that this limit does not apply to U.S. Government Securities, bank obligations or municipal securities. To ensure adequate liquidity, the Portfolio may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days (unless subject to a demand feature) and certain time deposits that are subject to early withdrawal penalties and mature in more than seven days. Janus Capital determines and monitors the liquidity of portfolio securities under the supervision of the Trustees.

RATINGS
High quality money market instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories for short-term debt by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by Janus Capital to be of comparable quality. The Portfolio will invest at least 95% of its total assets in securities in the highest rating category (as determined pursuant to Rule 2a-7). Descriptions of the rating categories of Standard & Poor's, Moody's, and certain other NRSROs are contained in Appendix B. A further description of the Money Market Portfolio's investment policies is included in the Money Market Portfolio's SAI.

Although the Portfolio only invests in high quality money market instruments, an investment in the Portfolio is subject to risk even if all securities in its portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

TYPES OF INVESTMENTS
The Portfolio pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. It may invest in U.S. Government Securities (as defined below) and municipal securities, although the Portfolio expects to invest in such securities to a lesser degree.

DEBT OBLIGATIONS
The Portfolio may invest in debt obligations of domestic issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates', current obligations), notes and bonds, and variable amount master

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demand notes. The payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due. The Portfolio may invest in privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 (the "1933 Act") or the availability of an appropriate exemption therefrom. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

OBLIGATIONS OF FINANCIAL INSTITUTIONS
The Portfolio may invest in obligations of financial institutions. Examples of obligations in which it may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Portfolio may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties that could reduce the Portfolio's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES
The Portfolio may invest without limit in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government Securities. U.S. Government Securities in which the Portfolio may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Portfolio may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

MUNICIPAL SECURITIES
The municipal securities in which the Portfolio may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. The Portfolio may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B in the SAI.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

PARTICIPATION INTERESTS
The Portfolio may invest in participation interests in any type of security in which the Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the underlying securities in the proportion that the Portfolio's participation interest bears to the total principal amount of the underlying

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securities. Participation interests usually carry a demand feature, as described below, backed by a letter of credit or guarantee of the institution that issued the interests permitting the holder to tender them back to the institution.

DEMAND FEATURES
The Portfolio may invest in securities that are subject to puts and stand-by commitments ("demand features"). Demand features give the Portfolio the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: to shorten the maturity of a variable or floating rate security, to enhance the instrument's credit quality and to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Portfolio's investments may be dependent in part on the credit quality of the banks supporting its investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

VARIABLE AND FLOATING RATE SECURITIES
The securities in which the Portfolio invests may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The rate of interest on securities purchased by the Portfolio may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Portfolio, as well as other money market rates of interest. The Portfolio will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

MORTGAGE- AND ASSET-BACKED SECURITIES
The Portfolio may purchase fixed or adjustable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, or other governmental or government-related entities. In addition, the Portfolio may purchase other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

REPURCHASE AGREEMENTS
The Portfolio may seek additional income by entering into collateralized repurchase agreements. Repurchase agreements are transactions in which the Portfolio purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased securities.

REVERSE REPURCHASE AGREEMENTS
The Portfolio may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. This technique will be used primarily for temporary or emergency purposes, such as meeting redemption requests.

DELAYED DELIVERY SECURITIES
The Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities so purchased are subject to market price fluctuation from the time of purchase but no interest on the securities accrues to the Portfolio until delivery and payment for the securities take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Forward commitments will be entered into only when the Portfolio has the intention of taking possession of the securities, but it may sell the securities before the settlement date if deemed advisable.

BORROWING AND LENDING
The Portfolio may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets. It may not mortgage or pledge securities except to secure permitted borrowings. As a fundamental policy, the Portfolio will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties. The Portfolio does not currently intend to engage in securities lending; however, under the terms of an exemptive order received from the SEC, the Portfolio may borrow money from or lend money to other funds that permit such transactions and are advised by Janus Capital.

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                          MANAGEMENT OF THE PORTFOLIO

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Portfolio's investment objective and policies. The Trustees delegate the day-to-day management of the Portfolios to the officers of the Trust and meet at least quarterly to review the Portfolios' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

Janus Capital has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

INVESTMENT PERSONNEL
PORTFOLIO MANAGERS
HELEN YOUNG HAYES is Executive Vice President and portfolio manager of Worldwide Growth Portfolio. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed International Growth Portfolio, Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

SHARON S. PICHLER is Executive Vice President and portfolio manager of Money Market Portfolio, which she has managed since inception. She has also managed Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund since inception. She holds a Bachelor of Arts in Economics from Michigan State University and a Master of Business Administration from the University of Texas at San Antonio. Ms. Pichler is a Chartered Financial Analyst.

BLAINE P. ROLLINS is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996 and the Equity Income Portfolio which he has managed since inception. He is an assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since June 1996. He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

SCOTT W. SCHOELZEL is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception. He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus Fund from its inception to August 1997. Mr. Schoelzel joined Janus Capital in January 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager at Founders Asset Management, Denver, Colorado. He holds a Bachelor of Arts in Business from Colorado College.

ASSISTANT PORTFOLIO MANAGER
LAURENCE J. CHANG is assistant portfolio manager of Worldwide Growth Portfolio, and co-manager of International Growth Portfolio. Mr. Chang also co-manages Janus Overseas Fund and is assistant portfolio manager of Janus Worldwide Fund. He received an undergraduate degree with honors in religion and philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. He is a Chartered Financial Analyst.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolio or Janus Capital's other advisory clients. See the SAI for more detailed information.

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MANAGEMENT EXPENSES AND EXPENSE LIMITS
Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate):

                   AVERAGE DAILY
                     NET ASSETS       ANNUAL RATE    EXPENSE LIMIT
  FEE SCHEDULE      OF PORTFOLIO     PERCENTAGE(%)   PERCENTAGE(%)
 -----------------------------------------------------------------
 Capital         First $300 Million      0.75        1.25(1)(3)
   Appreciation  Next $200 Million       0.70
   Portfolio     Over $500 Million       0.65
 -----------------------------------------------------------------
 Worldwide       First $300 Million      0.75          N/A(1)
   Growth        Next $200 Million       0.70
   Portfolio     Over $500 Million       0.65
 -----------------------------------------------------------------
 Balanced        First $300 Million      0.75          N/A(1)
   Portfolio     Next $200 Million       0.70
                 Over $500 Million       0.65
 -----------------------------------------------------------------
 Money Market    All Asset Levels        0.25         0.50(2)
   Portfolio
 -----------------------------------------------------------------

 (1) Janus Capital has agreed to reduce Capital Appreciation, Worldwide Growth and Balanced Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital may terminate this fee reduction at any time upon at least 90 days' notice to the Trustees. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Olympus Fund, Janus Worldwide Fund and Janus Balanced Fund were .70%, .65% and .73%, respectively, for the quarter ended March 31, 1998.
 (2) Janus Capital may terminate or modify the expense limitation at any time upon at least 90 days' notice to the Trustees.
 (3)Janus Capital has agreed to limit the expenses of Capital Appreciation Portfolio to 1.25% of average net assets through at least May 1, 1999.

Differences in the actual management fees incurred by the Portfolios are due primarily to variances in the asset sizes of the corresponding retail funds. As asset size increases, the annual rate of the management fee declines in accordance with the above schedule (except for Money Market Portfolio). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The fee schedule for the Portfolios was effective July 1, 1997.

During the most recent fiscal year (or period) the Portfolios paid the following management fees expressed as a percentage of average net assets: Capital Appreciation Portfolio .74%, Worldwide Growth Portfolio .66% and Balanced Portfolio .76%.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of each Portfolio are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Portfolio's transactions and recognizing brokerage, research and other services provided to the Portfolio and to Janus Capital. Janus Capital may consider sales of shares of the Portfolios or other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase a Portfolio's shares as a factor in the selection of broker-dealers to execute portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. The Portfolios' Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Portfolio are effected with that broker-dealer, the commissions payable by the Portfolio are credited against certain Portfolio operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Portfolios with administrative and other services.

CUSTODIAN FOR PORTFOLIOS OTHER THAN
MONEY MARKET PORTFOLIO
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

CUSTODIAN FOR MONEY MARKET PORTFOLIO
UMB Bank, N.A.
P.O. Box 419226
Kansas City, Missouri 64141-6226

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217

Janus Service Corporation is a wholly-owned subsidiary of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Delaware business trust on May 20, 1993. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. The Trust consists of twelve separate series, four of which are offered by this Prospectus.

Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to participant directed qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because

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the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

SHAREHOLDER MEETINGS AND VOTING RIGHTS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific class or Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each class or Portfolio only if a matter affects or requires the vote of only that class or Portfolio or the interest of a class or Portfolio in the matter differs from the interest of the other class or Portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

An insurance company issuing a variable contract invested in Shares of a Portfolio will request voting instructions from variable contract holders. Under current law, the insurance company must vote all Shares held by the separate account in proportion to the voting instructions received.

CONFLICTS OF INTEREST
Each Portfolio's Shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain participant directed qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners arising out of the fact that each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any anticipated disadvantages or material irreconcilable conflicts to determine what action, if any, should be taken in response to such conflicts. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investment in one or more Portfolios or substitute shares of another Portfolio. If this occurs, a Portfolio may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Portfolio to any separate account or may suspend or terminate the offering of a Portfolio's shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve a Portfolio's investment objective by investing all of that Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Portfolio. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

YEAR 2000
Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Portfolios with service at current levels.

THE VALUATION OF SHARES
The NAV of the Shares of a Portfolio is determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., New York time) each day that the NYSE is open. NAV per Share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding.

For the Portfolios other than the Money Market Portfolio, securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

For the Money Market Portfolio, portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

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                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
TO AVOID TAXATION OF THE PORTFOLIOS, THE INTERNAL REVENUE CODE REQUIRES EACH PORTFOLIO TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. ORDINARY INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS, IF ANY, ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS.

PORTFOLIOS OTHER THAN MONEY
MARKET PORTFOLIO

Each class of each Portfolio, other than Money Market Portfolio, makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

HOW DISTRIBUTIONS AFFECT NAV
Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the Share price on December 31 would be $9.75, barring market fluctuations.

MONEY MARKET PORTFOLIO
For the Shares of Money Market Portfolio, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. All distributions will be automatically reinvested in Shares of the Portfolio.

TAXES
TAXES ON DISTRIBUTIONS
Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment in the Shares depends on the features of the variable insurance contracts purchased from a participating insurance company. Further information may be found in the prospectus of the separate account offering such contract.

TAXATION OF THE PORTFOLIOS
Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    19

                              SHAREHOLDER'S GUIDE

INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT PORTFOLIOS AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PURCHASES
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company's separate account or your plan documents for information on how to invest in the Shares of each Portfolio.

All investments in the Portfolios are credited to a participating insurance company's separate account or a qualified plan immediately upon acceptance of the investment by a Portfolio. Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio.

Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Any Portfolio may discontinue sales of its shares if management believes that a substantial further increase may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions.

REDEMPTIONS
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS
Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 20   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the non-Money Market Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    21

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bears the risk of market value fluctuations between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable securities.

II. FUTURES, OPTIONS
AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. The Portfolios may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the under-lying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another

 22   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998
instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    23

                                   APPENDIX B

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES

    BOND RATING                     EXPLANATION
--------------------------------------------------------------
INVESTMENT GRADE
AAA                   Highest rating; extremely strong
                      capacity to pay principal and interest.
AA                    High quality; very strong capacity to
                      pay principal and interest.
A                     Strong capacity to pay principal and
                      interest; somewhat more susceptible to
                      the adverse effects of changing
                      circumstances and economic conditions.
BBB                   Adequate capacity to pay principal and
                      interest; normally exhibit adequate
                      protection parameters, but adverse
                      economic conditions or changing
                      circumstances more likely to lead to a
                      weakened capacity to pay principal and
                      interest than for higher rated bonds.
NON-INVESTMENT GRADE
BB, B, CCC, CC, C     Predominantly speculative with respect
                      to the issuer's capacity to meet
                      required interest and principal
                      payments. BB - lowest degree of
                      speculation; C - the highest degree of
                      speculation. Quality and protective
                      characteristics outweighed by large
                      uncertainties or major risk exposure to
                      adverse conditions.
D                     In default.
--------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

INVESTMENT GRADE
Aaa                   Highest quality, smallest degree of
                      investment risk.
Aa                    High quality; together with Aaa bonds,
                      they compose the high-grade bond group.
A                     Upper-medium grade obligations; many
                      favorable investment attributes.
Baa                   Medium-grade obligations; neither highly
                      protected nor poorly secured. Interest
                      and principal appear adequate for the
                      present but certain protective elements
                      may be lacking or may be unreliable over
                      any great length of time.
NON-INVESTMENT GRADE
Ba                    More uncertain, with speculative
                      elements. Protection of interest and
                      principal payments not well safeguarded
                      during good and bad times.
B                     Lack characteristics of desirable
                      investment; potentially low assurance of
                      timely interest and principal payments
                      or maintenance of other contract terms
                      over time.
Caa                   Poor standing, may be in default;
                      elements of danger with respect to
                      principal or interest payments.
Ca                    Speculative in a high degree; could be
                      in default or have other marked
                      shortcomings.
C                     Lowest-rated; extremely poor prospects
                      of ever attaining investment standing.
--------------------------------------------------------------

Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

 24   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

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                               JANUS ASPEN SERIES
                                   PROSPECTUS
                         Capital Appreciation Portfolio
                           Worldwide Growth Portfolio
                               Balanced Portfolio
                             Money Market Portfolio


                                 [JANUS LOGO]



            P.O. Box 173375 o Denver, CO 80217-3375 o 1-800-525-1068
                                     (5/98)

                               JANUS ASPEN SERIES
                         INTERNATIONAL GROWTH PORTFOLIO

                                   Prospectus

                                  MAY 1, 1998

International Growth Portfolio (the "Portfolio") is a diversified mutual fund that seeks long-term growth of capital. The Portfolio pursues its objective by investing primarily in common stocks of issuers located outside the United States.

The Portfolio is a series of Janus Aspen Series (the "Trust") and currently offers two classes of shares. The Institutional Shares are sold under the name "Janus Aspen Series." The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Institutional Shares of the Portfolio (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Janus Capital Corporation ("Janus Capital") serves as investment advisor to the Portfolio. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $80 billion in assets. The Trust sells and redeems its Shares at net asset value without any sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

This Prospectus contains information about the Shares that a prospective purchaser of a variable insurance contract or plan participant should consider before allocating purchase payments or premiums to the Portfolio. It should be read carefully in conjunction with the separate account prospectus of the specific insurance product that accompanies this Prospectus and retained for future reference. Additional information about the Shares is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated May 1, 1998 is incorporated by reference into this Prospectus. Copies of the SAI are available upon request and without charge by writing or calling your insurance company or plan sponsor.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERIES                    May 1, 1998

                                    CONTENTS

THE PORTFOLIO AT A GLANCE
Brief description of the Portfolio..........................    2
EXPENSE INFORMATION
The Portfolio's annual operating expenses...................    3
Financial Highlights -- a summary of financial data.........    4
PERFORMANCE TERMS
An Explanation of Performance Terms.........................    6
THE PORTFOLIO IN DETAIL
Investment Objective and Policies...........................    7
General Portfolio Policies..................................    8
Additional Risk Factors.....................................    9
MANAGEMENT OF THE PORTFOLIO
Investment Adviser and Investment Personnel.................   12
Personal Investing..........................................   12
Management Expenses.........................................   13
Portfolio Transactions......................................   13
Other Service Providers.....................................   13
Other Information...........................................   13
DISTRIBUTIONS AND TAXES
Distributions...............................................   15
Taxes.......................................................   15
SHAREHOLDER'S GUIDE
Purchases...................................................   16
Redemptions.................................................   16
Shareholder Communications..................................   16
APPENDIX A
Glossary of Investment Terms................................   17

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERIES               May 1, 1998    1

                             PORTFOLIO AT A GLANCE

This section is designed to provide you with a brief overview of the Portfolio and its investment emphasis. A more detailed discussion of the Portfolio's investment objective and policies begins on page 7.

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.

PRIMARY HOLDINGS
A diversified portfolio that pursues its investment objective by investing primarily in common stocks of foreign issuers.

SHAREHOLDER'S INVESTMENT HORIZON
The Portfolio is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with investments in common stocks. The Portfolio is not designed as a short-term trading vehicle and should not be relied upon for short-term financial needs.

FUND ADVISER
Janus Capital Corporation ("Janus Capital") serves as the Portfolio's investment adviser. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $80 billion in assets.

PORTFOLIO MANAGERS
Laurence J. Chang
Helen Young Hayes

PORTFOLIO INCEPTION
May 1994

 2   JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERIES               May 1, 1998

                              EXPENSE INFORMATION

The following tables and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF COSTS AND EXPENSES, AS THE TABLES AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

    SHAREHOLDER TRANSACTION EXPENSES

         Maximum sales load imposed on purchases                       None
         Maximum sales load imposed on reinvested dividends            None
         Deferred sales charges on redemptions                         None
         Redemption fee                                                None
         Exchange fee                                                  None

ANNUAL OPERATING EXPENSES (after fee reductions)(1)
(expressed as a percentage of average net assets)


 ----------------------------------------------------------------------

Management Fee                                                0.67%
Other Expenses                                                0.29%
 ----------------------------------------------------------------------
Total Operating Expenses                                      0.96%
 ----------------------------------------------------------------------

(1) Management fees for International Growth Portfolio reflect a reduced fee schedule effective July 1, 1997. The management fee for the Portfolio reflects the new rate applied to net assets as of December 31, 1997. Other expenses are based on gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information is net of fee reductions from Janus Capital. Fee reductions for International Growth Portfolio reduce the management fee to the level of Janus Overseas Fund. Without such reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been 0.79%, 0.29% and 1.08%, respectively. Janus Capital may modify or terminate the reductions at any time upon at least 90 days' notice to the Trustees.

EXAMPLE

----------------------------------------------------------------------------------------------------------------
                                                              1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------------------

Assume you invest $1,000, the Shares of the Portfolio return
  5% annually and the
Portfolio's expense ratio remains as listed above. This
  example shows the
operating expenses that you would indirectly bear as an
  investor in the Shares of
the Portfolio.                                                 $10          $31          $53          $118
 ---------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERIES               May 1, 1998    3

                              FINANCIAL HIGHLIGHTS

Unless otherwise noted, the information below is for fiscal periods ending on December 31st of each year. The accounting firm of Price Waterhouse LLP has audited the Portfolio's financial statements since its inception. Their report is included in the Portfolio's Annual Report, which is incorporated by reference into the SAI. A DETAILED EXPLANATION OF THE FINANCIAL HIGHLIGHTS CAN BE FOUND ON PAGE 5.

                    INSTITUTIONAL SHARES                        1997          1996          1995        1994(1)
----------------------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD                        $15.72       $11.95         $9.72        $10.00
----------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                                         0.11         0.05          0.09         (0.09)
 3. Net gains or (losses) on securities (both realized and
    unrealized)                                                   2.80         4.06          2.16         (0.19)
----------------------------------------------------------------------------------------------------------------
 4. Total from investment operations                              2.91         4.11          2.25         (0.28)
----------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)                       (0.11)       (0.11)        (0.02)           --
 6. Tax return of capital distributions                             --           --            --            --
 7. Distributions (from capital gains)                           (0.01)       (0.23)           --            --
 8. Distributions (in excess of realized gains)                  (0.03)          --            --            --
----------------------------------------------------------------------------------------------------------------
 9. Total distributions                                          (0.15)       (0.34)        (0.02)           --
----------------------------------------------------------------------------------------------------------------
10. NET ASSET VALUE, END OF PERIOD                              $18.48       $15.72        $11.95         $9.72
----------------------------------------------------------------------------------------------------------------
11. Total return*                                                18.51%       34.71%        23.15%        (2.80%)
----------------------------------------------------------------------------------------------------------------
12. Net assets, end of period (in thousands)                  $161,091      $27,192        $1,608        $1,353
13. Average net assets for the period (in thousands)           $96,164       $7,437        $1,792        $1,421
14. Ratio of gross expenses to average net assets**               0.96%(5)     1.26%(4)      2.69%(3)       N/A
15. Ratio of net expenses to average net assets**                 0.96%        1.25%         2.50%         2.50%(2)
16. Ratio of net investment income to average net assets**        0.70%        0.62%        (0.80%)       (1.30%)
17. Portfolio turnover rate**                                       86%          65%          211%          275%
18. Average commission rate                                    $0.0241      $0.0305           N/A           N/A
----------------------------------------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.
(1) May 2, 1994 (inception) to December 31, 1994.
(2) The ratio was 4.67% before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The ratio was 3.57% before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(4) The ratio was 2.21% before waiver of certain fees and/or voluntary reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(5) The ratio was 1.08% before voluntary reduction of adviser's fees to the effective rate of Janus Overseas Fund.

 4   JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERIES               May 1, 1998

                               UNDERSTANDING THE
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights table. The table contains important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Portfolio's Annual Report contains additional information about the Portfolio's performance, including a comparison to an appropriate securities index. To request a copy of the Annual Report, please call or write your insurance company.

NET ASSET VALUE ("NAV") is the value of a single Share of the Portfolio. It is computed by adding the value of all of the Portfolio's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 10 in the Financial Highlights table represents the change in value of a Share of the Portfolio over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by the Portfolio, less Portfolio expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that the Portfolio paid from net investment income.

NET GAINS OR (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities the Portfolio holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that the Portfolio paid from net realized gains.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return percentage includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of the Portfolio's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Portfolio was not required to disclose the ratio of gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in the Portfolio's expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is the Portfolio's net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of the Portfolio's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of the Portfolio's securities.

AVERAGE COMMISSION RATE is the total of the Portfolio's agency commission paid on equity securities trades divided by the number of shares purchased and sold.

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERIES               May 1, 1998    5

                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe the Portfolio's performance. You may see references to these terms in our newsletters or advertisements (or those published by participating insurance companies) and in media articles. Newsletters and advertisements may include comparisons of the Portfolio's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Portfolio generally measures performance in terms of total return.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights table shows total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Portfolio). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Portfolio's return and are not the same as actual annual results.

THE PORTFOLIO IMPOSES NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. THE PORTFOLIO'S TOTAL RETURN FIGURES INCLUDE THE EFFECT OF DEDUCTING THE PORTFOLIO'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. PORTFOLIO PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 6   JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERIES               May 1, 1998

                            THE PORTFOLIO IN DETAIL

This section takes a closer look at the Portfolio's investment objective, policies and the securities in which it invests. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your investment goals, time horizon and risk tolerance before investing in the Portfolio.

The Portfolio's investment objective and policies are similar to those of Janus Overseas Fund, a retail fund managed by Janus Capital. Although it is anticipated that the Portfolio and Janus Overseas Fund will hold similar securities, differences in asset size and cash flow needs as well as the relative weightings of securities selections may result in differences in investment performance. Expenses of the Portfolio and Janus Overseas Fund are expected to differ. The variable contract owner will also bear various insurance-related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of contract fees and expenses.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including the Portfolio's investment objective, are not fundamental and may be changed by the Portfolio's Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for your variable insurance contract or qualified retirement plan.

THE PORTFOLIO IS DESIGNED FOR LONG-TERM INVESTORS WHO SEEK GROWTH OF CAPITAL ONLY AND WHO CAN TOLERATE THE GREATER RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS.

INTERNATIONAL GROWTH PORTFOLIO
Investment Objective:..........................................Growth of Capital
Primary Holdings:..................................................Common Stocks
Shareholder's Investment Horizon:......................................Long-Term

INVESTMENT OBJECTIVE
The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States.

Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may at times invest all of its assets in fewer than five countries or even a single country.

TYPES OF INVESTMENTS

The Portfolio invests primarily in common stocks of foreign and domestic companies selected for their growth potential. The Portfolio may at times hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 8. The Portfolio may invest to a lesser degree in other types of securities including preferred stocks, warrants, convertible securities and debt securities when the portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. Some securities that the Portfolio purchases may be on a when-issued, delayed delivery or forward commitment basis. The Portfolio may invest up to 25% of its assets in mortgage- and asset-backed securities, up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. The Portfolio will not invest 35% or more of its assets in high-yield/high-risk securities.

The Portfolio is committed to foreign investing and may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies ("PFICs"). The Portfolio may use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 9 for a discussion of the risks associated with foreign investing and derivatives.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE PORTFOLIO.

Q:   HOW ARE COMMON STOCKS SELECTED?

A: The Portfolio invests substantially all of its assets in common stocks to the extent the portfolio manager believes that the relevant market environment favors profitable investing in those securities. The portfolio manager generally takes a "bottom up" approach to building the Portfolio. In other words, she seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on the Portfolio's investments will be incidental to its objective.

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERIES               May 1, 1998    7

Q:   ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

A: Generally, yes. The portfolio manager seeks companies that meet her selection criteria, regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 9.

Q:   WHAT IS THE MAIN RISK OF INVESTING IN INTERNATIONAL GROWTH PORTFOLIO?

A: Since the Portfolio usually invests heavily in common stocks, the fundamental risk is that the value of the stocks the Portfolio holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on page 9.

Q:   HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

A: Diversification of the Portfolio's assets reduces the effect of any single holding on its overall portfolio value. The Portfolio may use futures, options and other derivative instruments to protect its portfolio from movements in securities' prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing directly in foreign markets. See "Additional Risk Factors" on page 9. In addition, to the extent that the Portfolio holds a larger cash position, it may not participate in market declines to the same extent as if it remained more fully invested in common stocks.

GENERAL PORTFOLIO POLICIES
In investing its assets, the Portfolio will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION
When the Portfolio's manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual -- they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. A larger hedged position and/or larger cash position may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Portfolio may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolio may also invest in money market funds (including funds managed by Janus Capital). When the Portfolio is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Portfolio was not hedged or remained more fully invested in stocks or bonds.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. The Portfolio qualifies as a diversified fund under the 1940 Act and is subject to the following diversification requirements:

- As a fundamental policy, the Portfolio may not own more than 10% of the outstanding voting shares of any issuer.

- As a fundamental policy, with respect to 75% of its total assets, the Portfolio will not purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause the Portfolio's holdings of that issuer to amount to more than 5% of the Portfolio's total assets.

- The Portfolio will not invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

INTERNAL REVENUE SERVICE (IRS) LIMITATIONS
In addition to the diversification requirements stated above, the Portfolio intends to comply with the diversification requirements currently imposed by the IRS on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. More specific information may be contained in the participating insurance company's separate account prospectus.

INDUSTRY CONCENTRATION
As a fundamental policy, the Portfolio will not invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

PORTFOLIO TURNOVER
The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of

 8   JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERIES               May 1, 1998
economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Portfolio whenever the portfolio manager believes such changes are desirable. The portfolio turnover rate is generally not a factor in making buy and sell decisions.

To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
The Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of the Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper and municipal lease obligations.

BORROWING AND LENDING
The Portfolio may borrow money and lend securities or other assets, as follows:

- The Portfolio may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- The Portfolio may mortgage or pledge securities as collateral for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, the Portfolio may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order received from the SEC, the Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

ADDITIONAL RISK FACTORS

FOREIGN SECURITIES
INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, MAY INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. The Portfolio may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country. The Portfolio may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

INVESTMENTS IN SMALLER COMPANIES
SMALLER OR NEWER COMPANIES MAY SUFFER MORE SIGNIFICANT LOSSES AS WELL AS REALIZE MORE SUBSTANTIAL GROWTH THAN LARGER OR MORE ESTABLISHED ISSUERS.

Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERIES               May 1, 1998    9
potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may be subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio intends to use most derivative instruments primarily to hedge against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase its income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Portfolio to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the direction that the portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Portfolio worse off than if it had not entered into the position.

Although the Portfolios' managers believe the use of derivative instruments will benefit the Portfolio, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgment proves incorrect.

When the Portfolio invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Portfolio's position. Assets segregated or set aside generally may not be disposed of so long as the Portfolio maintains the positions requiring segregation or cover. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES
HIGH-YIELD/HIGH-RISK SECURITIES (OR "JUNK" BONDS) ARE DEBT SECURITIES RATED BELOW INVESTMENT GRADE BY THE PRIMARY RATING AGENCIES SUCH AS, STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S") AND MOODY'S INVESTORS SERVICE, INC. ("MOODY'S").

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield/high-risk securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield/high-risk securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt.

The market prices of high-yield/high-risk securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be

 10   JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERIES              May 1, 1998
more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, the Portfolio must recognize imputed interest income and pay dividends to shareholders even though it has received no cash. In some instances, the Portfolio may have to sell securities to have sufficient cash to pay the dividends.

SHORT SALES
The Portfolio may engage in "short sales against the box." This technique involves selling either a security that the Portfolio owns, or a security equivalent in kind and amount that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

SPECIAL SITUATIONS
The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.

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                                 MANAGEMENT OF
                                 THE PORTFOLIO

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to the Portfolio's investment objective and policies. The Trustees delegate the day-to-day management of the Portfolio to the officers of the Trust and meet at least quarterly to review the Portfolio's investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Portfolio and is responsible for the day-to-day management of the investment portfolio and other business affairs of the Portfolio.

Janus Capital has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

INVESTMENT PERSONNEL
PORTFOLIO MANAGERS
LAURENCE J. CHANG is Executive Vice President and co-manager of International Growth Portfolio and Janus Overseas Fund which he has co-managed since May 1998 and April 1998, respectively. He served as assistant portfolio manager for these funds since 1996. He is also assistant portfolio manager for Worldwide Growth Portfolio and Janus Worldwide Fund. Mr. Chang joined Janus Capital in 1993 after receiving a Masters Degree in Political Science from Stanford University. From 1989 to 1993, he was a Project Director for the National Security Archives, a nonprofit research organization. He is a Chartered Financial Analyst.

HELEN YOUNG HAYES is Executive Vice President and co-manager of the Portfolio and Worldwide Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolio or Janus Capital's other advisory clients. See the SAI for more detailed information.

 12   JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERIES              May 1, 1998

MANAGEMENT EXPENSES
The Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with the Portfolio spells out the management fee and other expenses that the Portfolio must pay. The Portfolio is subject to the following management fee schedule (expressed as an annual rate):

               AVERAGE DAILY
                 NET ASSETS                    ANNUAL RATE
                OF PORTFOLIO                  PERCENTAGE(%)
------------------------------------------------------------
First $300 Million                            0.75
Next $200 Million                             0.70
Over $500 Million                             0.65
------------------------------------------------------------

 Janus Capital has agreed to reduce the Portfolio's advisory fee to the extent that such fee exceeds the effective rate of Janus Overseas Fund. Janus Capital may terminate this fee reduction at any time upon at least 90 days' notice to the Trustees. The effective rate is the advisory fee calculated by Janus Overseas Fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rate of Janus Overseas Fund was .66% for the quarter ended March 31, 1998.

As asset size increases, the annual rate of the management fee declines in accordance with the above schedule. In addition, the Shares of the Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The fee schedule for the Portfolio was effective July 1, 1997.

During the most recent fiscal year, International Growth Portfolio paid a management fee of .67% of average net assets.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of the Portfolio are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Portfolio's transactions and recognizing brokerage, research and other services provided to the Portfolio and to Janus Capital. Janus Capital may consider sales of shares of the Portfolios or other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase a Portfolio's shares as a factor in the selection of broker-dealers to execute portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. The Portfolio's Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for the Portfolio are effected with that broker-dealer, the commissions payable by the Portfolio are credited against certain Portfolio operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Portfolio with administrative and other services.

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

Janus Service Corporation is a wholly-owned subsidiary of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Delaware business trust on May 20, 1993. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. The Trust consists of twelve separate series, one of which is offered by this Prospectus.

The Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable contracts and life insurance contracts as well as certain qualified retirement plans. Retirement Shares of the Portfolio are offered by separate prospectus and are available only to participant directed qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

SHAREHOLDER MEETINGS AND VOTING RIGHTS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for the class or Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the class or Portfolio only if a matter affects or requires the vote of only the class or Portfolio or the interest of a class or Portfolio in the matter differs from the interest of the other class or Portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

An insurance company issuing a variable contract invested in Shares of the Portfolio will request voting instructions from variable contract holders. Under current law, the insurance company must vote all Shares held by the separate account in proportion to the voting instructions received.

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CONFLICTS OF INTEREST
The Portfolio's Shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolio (offered through a separate prospectus) are available to certain participant directed qualified plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners arising out of the fact that it offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any anticipated disadvantages or material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investment in the Portfolio or substitute shares of another portfolio of the Trust. If this occurs, the Portfolio may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the Portfolio to any separate account or may suspend or terminate the offering of the Portfolio's shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve the Portfolio's investment objective by investing all of the Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Portfolio. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

YEAR 2000
Preparing for Year 2000 is a highly priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Portfolio with service at current levels.

THE VALUATION OF SHARES
The NAV of the Shares of the Portfolio is determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., New York time) each day that the NYSE is open. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding.

Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

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                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
TO AVOID TAXATION OF THE PORTFOLIO, THE INTERNAL REVENUE CODE REQUIRES THE PORTFOLIO TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. ORDINARY INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS, IF ANY, ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS. EACH CLASS OF THE PORTFOLIO MAKES SEMIANNUAL DISTRIBUTIONS IN JUNE AND DECEMBER OF SUBSTANTIALLY ALL OF ITS INVESTMENT INCOME AND AN ANNUAL DISTRIBUTION IN JUNE OF ITS NET REALIZED GAINS, IF ANY. ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS FROM THE SHARES OF THE PORTFOLIO WILL BE AUTOMATICALLY REINVESTED INTO ADDITIONAL SHARES OF THE PORTFOLIO.

HOW DISTRIBUTIONS AFFECT NAV
Distributions are paid to shareholders as of the record date of the distribution of the Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of the Portfolio's Shares. The Share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Shares of the Portfolio declared a dividend in the amount of $0.25 per share. If the price of the Portfolio's Share was $10.00 on December 30, the Share price on December 31 would be $9.75, barring market fluctuations.

TAXES
TAXES ON DISTRIBUTIONS
Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment in the Shares depends on the features of the variable insurance contracts purchased from a participating insurance company. Further information may be found in the prospectus of the separate account offering such contract.

TAXATION OF THE PORTFOLIO
Dividends, interest and some gains received by the Portfolio on foreign securities may be subject to withholding of foreign taxes. The Portfolio may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio which will reduce their investment income.

The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

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                              SHAREHOLDER'S GUIDE

INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIO DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PURCHASES
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company's separate account or your plan documents for information on how to invest in the Shares of the Portfolio.

All investments in the Portfolio are credited to a participating insurance company's separate account or a qualified plan immediately upon acceptance of the investment by the Portfolio. Investments will be processed at the NAV next determined after an order is received and accepted by the Portfolio.

The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of the Portfolio. The Portfolio may discontinue sales of its shares if management believes that a substantial further increase may adversely affect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing policy owners and plan participants invested in the Portfolio would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions.

REDEMPTIONS
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of the Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS
Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolio. Each report will show the investments owned by the Portfolio and the market values thereof, as well as other information about the Portfolio and its operations. The Trust's fiscal year ends December 31.

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                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolio may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard &Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. The Portfolio may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio which will reduce its investment income.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

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RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by the Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future -- i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. The Portfolio may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate

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payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies.

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERIES              May 1, 1998    19

                               JANUS ASPEN SERIES
                                   PROSPECTUS
                         International Growth Portfolio


                                 [JANUS LOGO]



            P.O. Box 173375 o Denver, CO 80217-3375 o 1-800-525-1068
                                     (5/98)